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MainStay VP Series Fund, Inc. Prospectus                            May 1, 2007

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                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 24 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-7
                                                                 Common Stock Portfolio................    page A-9
                                                                 ICAP Select Equity Portfolio (formerly
                                                                   Basic Value Portfolio)..............    page A-11
                                                                 Income & Growth Portfolio.............    page A-14
                                                                 International Equity Portfolio........    page A-16
                                                                 Large Cap Growth Portfolio............    page A-18
                                                                 Mid Cap Core Portfolio................    page A-20
                                                                 Mid Cap Growth Portfolio..............    page A-22
                                                                 Mid Cap Value Portfolio...............    page A-25
                                                                 S&P 500 Index Portfolio...............    page A-27
                                                                 Small Cap Growth Portfolio............    page A-29
                                                                 Value Portfolio.......................    page A-31
                                                                  Blended
                                                                 Balanced Portfolio....................    page A-33
                                                                 Convertible Portfolio.................    page A-36
                                                                 Total Return Portfolio................    page A-38
                                                                  Income
                                                                 Bond Portfolio........................    page A-40
                                                                 Cash Management Portfolio.............    page A-42
                                                                 Floating Rate Portfolio...............    page A-44
                                                                 Government Portfolio..................    page A-46
                                                                 High Yield Corporate Bond Portfolio...    page A-48
                                                                  Asset Allocation
                                                                 Conservative Allocation Portfolio.....    page A-50
                                                                 Growth Allocation Portfolio...........    page A-52
                                                                 Moderate Allocation Portfolio.........    page A-54
                                                                 Moderate Growth Allocation
                                                                   Portfolio...........................    page A-56

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

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                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY, BLENDED AND
  INCOME PORTFOLIOS.........................................    A-4
    Not Insured.............................................    A-4
    You Could Lose Money....................................    A-4
    NAV Will Fluctuate......................................    A-4
    More Information........................................    A-4
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE ASSET ALLOCATION
  PORTFOLIOS................................................    A-5
    Asset Allocation........................................    A-5
    Concentration Risk......................................    A-6
    "Fund of Funds" Structure and Expenses..................    A-6
    Not Insured.............................................    A-6
    You Could Lose Money....................................    A-6
    NAV Will Fluctuate......................................    A-6
    More Information........................................    A-6
CAPITAL APPRECIATION PORTFOLIO..............................    A-7
COMMON STOCK PORTFOLIO......................................    A-9
ICAP SELECT EQUITY PORTFOLIO (formerly BASIC VALUE
  PORTFOLIO)................................................   A-11
INCOME & GROWTH PORTFOLIO...................................   A-14
INTERNATIONAL EQUITY PORTFOLIO..............................   A-16
LARGE CAP GROWTH PORTFOLIO..................................   A-18
MID CAP CORE PORTFOLIO......................................   A-20
MID CAP GROWTH PORTFOLIO....................................   A-22
MID CAP VALUE PORTFOLIO.....................................   A-25
S&P 500 INDEX PORTFOLIO.....................................   A-27
SMALL CAP GROWTH PORTFOLIO..................................   A-29
VALUE PORTFOLIO.............................................   A-31
BALANCED PORTFOLIO..........................................   A-33
CONVERTIBLE PORTFOLIO.......................................   A-36
TOTAL RETURN PORTFOLIO......................................   A-38
BOND PORTFOLIO..............................................   A-40
CASH MANAGEMENT PORTFOLIO...................................   A-42
FLOATING RATE PORTFOLIO.....................................   A-44
GOVERNMENT PORTFOLIO........................................   A-46
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-48
CONSERVATIVE ALLOCATION PORTFOLIO...........................   A-50
GROWTH ALLOCATION PORTFOLIO.................................   A-52
MODERATE ALLOCATION PORTFOLIO...............................   A-54
MODERATE GROWTH ALLOCATION PORTFOLIO........................   A-56
INVESTMENT POLICIES.........................................   A-58
ASSET ALLOCATION PORTFOLIOS: INVESTMENT IN AFFILIATED
  UNDERLYING PORTFOLIOS.....................................   A-58
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-59
    CREDIT RISK.............................................   A-59
    DERIVATIVE SECURITIES...................................   A-59
    FOREIGN SECURITIES......................................   A-59
    GROWTH SECURITIES.......................................   A-60
    ILLIQUID AND RESTRICTED SECURITIES......................   A-60
    INITIAL PUBLIC OFFERINGS................................   A-60
    INTEREST RATE RISK......................................   A-60
    INVESTMENTS IN TECHNOLOGY SECTOR........................   A-60
    LENDING OF PORTFOLIO SECURITIES.........................   A-60
    LIQUIDITY RISK..........................................   A-60
    LOAN PARTICIPATION INTERESTS............................   A-60
    MARKET RISK.............................................   A-61
    MATURITY RISK...........................................   A-61
    MORTGAGE-RELATED AND ASSET-BACKED SECURITIES............   A-61
    PORTFOLIO TURNOVER......................................   A-61
    REAL ESTATE INVESTMENT TRUSTS ("REITS").................   A-61
    RISK MANAGEMENT TECHNIQUES..............................   A-61
    RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")....   A-62
    RISKS OF INVESTING IN SMALLER COMPANIES.................   A-62
    SWAP AGREEMENTS.........................................   A-62
    TEMPORARY DEFENSIVE INVESTMENTS.........................   A-62
    VALUE SECURITIES........................................   A-62
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..........   A-62
THE FUND AND ITS MANAGEMENT.................................   A-63
PURCHASE AND REDEMPTION OF SHARES...........................   A-68
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-69
GENERAL INFORMATION.........................................   A-70
FINANCIAL HIGHLIGHTS........................................   A-71

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

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                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-five separate series, each of which represents a separate portfolio of investments -- Initial Class shares of twenty-four of these series are offered by the Fund in this Prospectus -- the MainStay VP Balanced Portfolio ("Balanced"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Conservative Allocation Portfolio ("Conservative Allocation"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Floating Rate Portfolio ("Floating Rate"), the MainStay VP Government Portfolio ("Government"), the MainStay VP Growth Allocation Portfolio ("Growth Allocation"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP ICAP Select Equity Portfolio ("ICAP Select Equity"), formerly MainStay VP Basic Value Portfolio, the MainStay VP Income & Growth Portfolio ("Income & Growth"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Large Cap Growth Portfolio ("Large Cap Growth"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value"), the MainStay VP Moderate Allocation Portfolio ("Moderate Allocation"), the MainStay VP Moderate Growth Allocation Portfolio ("Moderate Growth Allocation"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"), the MainStay VP Total Return Portfolio ("Total Return"), and the MainStay VP Value Portfolio ("Value"). The Conservative Allocation, Moderate Allocation, Moderate Growth Allocation, and Growth Allocation Portfolios (collectively the "Asset Allocation Portfolios") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in the other MainStay VP Portfolios(1) or other funds managed by New York Life Investment Management LLC ("NYLIM" or the "Manager") ("Underlying Portfolios") discussed in this prospectus, excluding the Balanced and Total Return Portfolios. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Some of the Portfolios have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy"), and as underlying investments of the Asset Allocation Portfolios.

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts and the Asset Allocation Portfolios. The rights of the Separate Accounts and the Asset Allocation Portfolios as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

PROPOSED MERGER -- ON MARCH 6, 2007, THE BOARD OF DIRECTORS OF THE MAINSTAY VP SERIES FUND, INC. VOTED TO APPROVE, SUBJECT TO SHAREHOLDER APPROVAL, A MERGER OF THE MAINSTAY VP INCOME & GROWTH PORTFOLIO, SUBADVISED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., WITH AND INTO THE MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, SUBADVISED BY INSTITUTIONAL CAPITAL LLC. SHAREHOLDERS WHO OWN SHARES OF THE MAINSTAY VP INCOME & GROWTH PORTFOLIO AS OF APRIL 13, 2007 WILL RECEIVE FURTHER INFORMATION REGARDING THE PROPOSED MERGER IN A PROXY STATEMENT ON OR ABOUT MAY 15, 2007. THE PROXY STATEMENT WILL ALSO INCLUDE VOTING INSTRUCTION CARDS WITH WHICH TO VOTE ON THE MERGER AT A SPECIAL MEETING TO BE HELD ON JULY 11, 2007. IF APPROVED BY SHAREHOLDERS, THE MERGER WILL CLOSE ON OR ABOUT AUGUST 17, 2007.

---------------

(1) Currently, the Asset Allocation Portfolios invest solely in other MainStay VP Portfolios or other funds managed by NYLIM, certain government securities and cash equivalents. In June 2006, the Securities and Exchange Commission ("SEC") adopted a rule that allows the Asset Allocation Portfolios to invest in portfolios that are either managed by NYLIM or managed by an advisor not associated with NYLIM. As a result, the Manager may add portfolios that are not managed by NYLIM to the list of potential portfolios. It is anticipated that portfolios managed by NYLIM will at all times represent a significant portion of an Asset Allocation Portfolio's investments.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity, Blended and Income Portfolios

This Prospectus discusses twenty-four Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Blended Portfolios invest in a mix of equity and fixed income securities, the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of ten of the Portfolios and has retained subadvisors for fifteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts, real estate investment trusts ("REITs"), and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and a Portfolio's share price.

MORE INFORMATION
More detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Asset Allocation Portfolios

Each Asset Allocation Portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Portfolios. The Manager uses a two-stage asset allocation process to create an Asset Allocation Portfolio's portfolio of holdings. The first stage is a strategic asset allocation to determine the percentage of each Asset Allocation Portfolio's investable portfolio (meaning the Asset Allocation Portfolio's assets available for investment, other than working cash balances) to be invested in two broad asset classes -- equity and fixed income ("Underlying Equity Portfolios" and "Underlying Fixed Income Portfolios," respectively). The Manager monitors and periodically may adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. The following table illustrates each Asset Allocation Portfolio's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):

                              EQUITY
                -----------------------------------
                DOMESTIC   INTERNATIONAL    TOTAL      FIXED
                 EQUITY       EQUITY       EQUITY     INCOME
MainStay VP
  Conservative
  Allocation       35%         5%            40%        60%
  Portfolio
MainStay VP
  Growth
  Allocation       80%         20%          100%        0%
  Portfolio
MainStay VP
  Moderate
  Allocation       50%         10%           60%        40%
  Portfolio
MainStay VP
  Moderate
  Growth           65%         15%           80%        20%
  Allocation
  Portfolio

Percentages represent target allocations -- actual allocations percentages may vary up to +/- 10%.

The second stage involves the actual selection of Underlying Portfolios to represent the two broad asset classes (equity and fixed income) indicated above and determination of target weightings among the Underlying Portfolios for each Asset Allocation Portfolio's portfolio of holdings. An Asset Allocation Portfolio may invest in any or all of the Underlying Portfolios within an asset class, but will not normally invest in every portfolio at one time. For cash management purposes, each Asset Allocation Portfolio may hold a portion of its assets in U.S. government securities, cash, or cash equivalents. The Asset Allocation Portfolios also may invest in Underlying Portfolios that are money market funds. Please see page A-58 for a description of the affiliated portfolios in which the Asset Allocation Portfolios may invest.

The Underlying Portfolios use a broad array of investment styles and can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments. These securities are mainly issued by U.S. issuers but may be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of an Asset Allocation Portfolio's holdings, which could, in turn, adversely affect the performance of the Asset Allocation Portfolio. Please see the succeeding pages of this Prospectus for the strategies and risks associated with each Underlying Portfolio.

The Manager monitors each Asset Allocation Portfolio's holdings daily to ensure that the Underlying Portfolios and its actual asset class allocations among the Underlying Portfolios continue to conform to the Asset Allocation Portfolio's target allocations over time. The Manager will rebalance each Asset Allocation Portfolio's investments in the Underlying Portfolios as it deems appropriate to ensure that the Asset Allocation Portfolio remains within its target weightings and asset class allocations. The Manager may change the asset class allocations, or the portfolio of Underlying Portfolios, or the target weightings without prior approval from shareholders.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, an Asset Allocation Portfolio may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. Under such conditions, a Portfolio may not invest in accordance with its investment objectives or principal investment strategies and, as a result, there is no assurance that the Asset Allocation Portfolio will achieve its investment objectives.

ASSET ALLOCATION
Although allocation among different asset classes generally limits an Asset Allocation Portfolio's exposure to the risks of any one class, the risk remains that the Manager may favor an asset class that performs poorly relative to the other asset class. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Asset Allocation Portfolio were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

CONCENTRATION RISK
In connection with the asset allocation process, an Asset Allocation Portfolio may from time to time, invest more than 25% of its assets in one Underlying Portfolio. To the extent that an Asset Allocation Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio, and changes in the value of that Underlying Portfolio may have a significant effect on the net asset value of the Asset Allocation Portfolio.

"FUND OF FUNDS" STRUCTURE AND EXPENSES
The term "fund of funds" is used to describe mutual funds, such as the Asset Allocation Portfolios, that pursue their investment objectives by investing in other mutual funds. By investing in an Asset Allocation Portfolio, you will indirectly bear fees and expenses charged by the Underlying Portfolios in which the Asset Allocation Portfolio invests, in addition to the Asset Allocation Portfolio's direct fees and expenses. Your cost of investing in an Asset Allocation Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

NOT INSURED
An investment in the Asset Allocation Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of an Asset Allocation Portfolio's shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of an Asset Allocation Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of an Asset Allocation Portfolio's investment, can also affect security values and an Asset Allocation Portfolio's share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Asset Allocation Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;

- increasing return on investment; and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

The Portfolio also may invest up to 20% of its net assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio may also invest in convertible securities and real estate investment trusts ("REITs").

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Investments in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.45%    0.71%     4.27%
Russell 1000(R) Growth Index(1)      9.07%    2.69%     5.44%
S&P 500(R) Index(2)                 15.79%    6.19%     8.42%

(1) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 1000(R) Growth Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Portfolio selected the Russell 1000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500(R) Index as a secondary benchmark.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[Bar Chart]

97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16
05                                                                                8.41
06                                                                                4.45

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.62%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346        $  774

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $1.4 billion to $446.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $863 million to $410.7 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with risk of loss. Some of the securities therefore, may carry above-average risk, compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        23.35%
Lowest Return/Worst Quarter              1/01       -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      16.47%    5.89%     8.33%
S&P 500(R) Index(1)                  15.79%    6.19%     8.42%
Russell 1000(R) Index(2)             15.46%    6.82%     8.64%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                               10.90
05                                                                                7.70
06                                                                               16.47

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                   MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO*

INVESTMENT OBJECTIVE -- The ICAP Select Equity Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $2 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those that Institutional Capital LLC ("ICAP"), the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- ICAP uses a team approach with a primarily large-cap value oriented investment style. ICAP's investment process involves three key components: research, valuation, and identification of a catalyst.

Research is key to ICAP's investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product). Before a security is added to the Portfolio, ICAP's investment team generally discusses, evaluates and approves each recommendation.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to sell a security when its target price is achieved, the catalyst becomes inoperative, or another stock offers greater opportunity for appreciation.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks (including the stocks in which the Portfolio may invest) is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The

---------------

*Formerly MainStay VP Basic Value Portfolio.

effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

The Portfolio typically will hold between 25 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Returns shown include periods during which the Portfolio was managed by a different subadvisor. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


ICAP SELECT EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%

                      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                                                 SINCE
                                                                         5     INCEPTION
                                                              1 YEAR   YEARS    5/1/98
ICAP Select Equity Portfolio --
  Initial Class                                               19.31%   6.70%     5.14%
S&P 500(R) Index(1)                                           15.79%   6.19%     4.48%
S&P 500/Citigroup Value Index(2)                              20.80%   9.06%     5.98%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index. The Portfolio has selected the S&P 500(R) Index as its primary benchmark index in replacement of the S&P 500/Citigroup Value Index. The Portfolio selected the S&P 500(R) Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500/Citigroup Value Index as a secondary benchmark.
(2) The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Index returns prior to January 1, 2006, inception of the Index, reflect the returns of the S&P 500/Barra Index. You cannot invest directly in an index.

[BAR CHART]

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37
05                                                                                5.44
06                                                                               19.31

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)
    (includes Administration Fee of 0.20%)           0.33%
    Total Annual Portfolio Operating Expenses(3 4)   0.93%
    Less Waivers/Reimbursements                     -0.05%
    Net Annual Portfolio Operating Expenses          0.88%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has contractually agreed to waive its advisory fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. Without this contractual waiver, the actual advisory fee would be 0.60% on assets up to $250 million and 0.55% on assets in excess of $250 million. The contractual waiver may be modified or terminated only with the approval of the Board of Directors.
(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.
(4) Expenses have been restated to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 90       $281        $488        $1,084

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a quantitative model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

The portfolio managers generally sell stocks from the Portfolio when they believe:

- a stock becomes too expensive relative to other stock opportunities;

- a stock's risk parameters outweigh its return opportunity;

- more attractive alternatives are identified; or

- specific events alter a stock's prospects.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the Portfolio may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Portfolio limits its purchase of debt securities to investment grade obligations, and other similar securities. Futures contracts, a type of derivative security, can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

The Portfolio's investments may include derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to enhance return or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

    INCOME & GROWTH PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR   RETURN
Highest Return/Best Quarter                            2/03         15.97%
Lowest Return/Worst Quarter                            3/02        -17.06%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/98
Income & Growth Portfolio --
  Initial Class                                               16.86%    7.38%      4.81%
S&P 500(R) Index(1)                                           15.79%    6.19%      4.48%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


[BAR CHART]

99                                                                               17.59
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65
05                                                                                4.69
06                                                                               16.86

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.50%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)
    (includes Administration Fee of 0.20%)           0.32%
    Total Annual Portfolio Operating Expenses(3)     0.82%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% on assets in excess of $200 million.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 84       $262        $455        $1,014

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

The Portfolio's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low quality earnings, that may not be sustainable or recurring, weak or high-risk business models or weak balance sheets.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

In unusual market conditions, the International Equity Portfolio may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include derivatives such as options and forwards. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        20.35%
Lowest Return/Worst Quarter              3/98       -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                  1 YEAR   5 YEARS   10 YEARS
International Equity
  Portfolio --
  Initial Class                   31.33%   15.64%     9.22%
Morgan Stanley Capital
  International EAFE Index(2)     26.34%   14.98%     7.71%

(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34
05                                                                                7.99
06                                                                               31.33

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.32%
    Total Annual Portfolio Operating Expenses(2)     0.92%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 94       $293        $509        $1,131

                     MAINSTAY VP LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio invests in companies that have the potential for above-average future earnings growth with management focused on shareholder value. Under normal circumstances, the Portfolio invests at least 80% of its assets in large capitalization companies. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally are improving their financial returns. The Portfolio's investment strategy may result in high portfolio turnover.

INVESTMENT PROCESS -- The Portfolio will invest in those companies that Winslow Capital Management, Inc., the Portfolio's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes:

- addressing markets with growth opportunities;

- leading or gaining market share;

- identifiable and sustainable competitive advantages;

- a management team that can perpetuate the firm's competitive advantages; and

- high, and preferably rising, returns on investors' capital.

The Subadvisor takes a "bottom-up" investment approach when selecting investments for the Portfolio. This means it bases investment decisions on company specific factors, not general economic conditions. The Subadvisor also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when:

- the fundamental business prospects are deteriorating; and/or

- a stock becomes fully valued or a position exceeds 5% of the Portfolio.

Additionally, all stocks that decline 20% or more from a recent high are immediately reviewed for possible fundamental deterioration.

Typically, the Subadvisor invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.).

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Therefore, some of the securities may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its investment strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Since the Portfolio may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Please see "More About Investment Strategies and Risks" for a more detailed discussion of foreign securities risks.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


LARGE CAP GROWTH PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                      4/99       44.97%
Lowest Return/Worst Quarter                      3/01      -21.11%

              AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                                 SINCE
                                                               INCEPTION
                                            1 YEAR   5 YEARS    5/1/98
Large Cap Growth Portfolio --
 Initial Class                              7.24%     0.10%      4.56%
Russell 1000(R) Growth Index(1)             9.07%     2.69%      1.27%
S&P 500(R) Index(2)                         15.79%    6.19%      4.48%

(1) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 1000(R) Growth Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Portfolio selected the Russell 1000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500(R) Index as a secondary benchmark.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32
05                                                                                4.35
06                                                                                7.24

                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                          INITIAL
                                                           CLASS
                                                          -------
    Advisory Fee(1)                                        0.50%
    Distribution and Service (12b-1) Fees                  None
    Other Expenses(2)
    (includes Administration Fee of 0.20%)                 0.30%
    Total Annual Portfolio Operating Expenses(3, 4)        0.80%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $200 million and 0.40% on assets in excess of $200 million.
(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.
(4) Expenses have been restated to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Initial Class               $ 82       $255        $444        $  990

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. NYLIM, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $863 million to $20.7 billion.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP CORE PORTFOLIO -- INITIAL CLASS                       QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/03         14.83%
Lowest Return/Worst Quarter                                      3/02        -15.60%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                        SINCE
                                                                                      INCEPTION
                                                               1 YEAR      5 YEARS     7/2/01
Mid Cap Core Portfolio --
  Initial Class                                                14.96%      13.94%      11.35%
Russell Midcap(R) Index(1)                                     15.26%      12.88%      10.87%

(1) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -12.92
03                                                                               35.43
04                                                                               22.27
05                                                                               15.86
06                                                                               14.96

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                       INITIAL
                                                        CLASS
                                                       -------
    Management Fee(1)                                   0.85%
    Distribution and Service (12b-1) Fees               None
    Other Expenses                                      0.08%
    Acquired (Underlying) Portfolio Fees and Expenses   0.01%
    Total Annual Portfolio Operating Expenses(2, 3)     0.94%

(1) The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets and reflects an aggregate fee for advisory and administrative services. Effective January 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.80% for assets over $500 million. Without this contractual waiver, the actual management fee would be 0.85% on all asset levels. This contractual waiver may be modified or terminated only with the approval of the Board of Directors.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

(3) Net Annual Portfolio Operating Expenses, excluding Underlying Portfolio Operating Expenses, is 0.93% for the Initial Class and 1.18% for the Service Class.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 96       $300        $520        $1,155

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index from time to time, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $1.3 billion to $20.7 billion. The Portfolio seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also in the Russell 1000(R) Growth Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


MID CAP GROWTH PORTFOLIO -- INITIAL
 CLASS                                  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 2/03       24.32%
Lowest Return/Worst Quarter                 3/02      -18.46%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                  SINCE
                                                                                INCEPTION
                                                              1 YEAR   5 YEAR    7/2/01
Mid Cap Growth Portfolio --
  Initial Class                                                9.24%   10.15%     7.44%
Russell MidCap(R) Growth Index(1)                             10.66%    8.22%     5.77%

(1) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -28.59
03                                                                               44.78
04                                                                               22.61
05                                                                               17.10
06                                                                                9.24

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.75%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)                                0.07%
    Total Annual Portfolio Operating Expenses(3)     0.82%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.
(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 84       $262        $455        $1,014

                      MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $863 million to $20.5 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, typically pay dividends, although these may be non dividend-paying stocks if they meet the "undervalued" criteria, and are listed on a national securities exchange or traded in the over-the-counter market.

The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and may invest in real estate investment trusts ("REITs").

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

The Portfolio may also engage in securities lending.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including valuation, prospects for future growth in earnings and free cash flow, ability to grow dividends, estimated value of the company's assets, and corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management, or when a security has reached what the manager perceives to be its full value.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR   5 YEARS    7/2/01
Mid Cap Value Portfolio --
  Initial Class                  14.05%    9.32%      8.22%
Russell Midcap(R) Value
  Index(1)                       20.22%   15.88%     14.15%

(1) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -14.57
03                                                                               28.97
04                                                                               17.54
05                                                                                5.70
06                                                                               14.05

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.70%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.06%
    Acquired (Underlying) Portfolio Fees and
      Expenses                                       0.02%
    Total Annual Portfolio Operating Expenses(2,
      3)                                             0.78%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.
(3) Net Annual Portfolio Operating Expenses, excluding Underlying Portfolio Operating Expenses, is 0.76% for the Initial Class and 1.01% for the Service Class.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 80       $249        $433        $  966

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The market capitalizations of companies in this index fluctuate; as of the date of this Prospectus, they range from $1.4 billion to $446.9 billion.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures, which are a type of derivative, that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transaction costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. However, the Portfolio may lose money using derivatives.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter                             4/98       21.46%
Lowest Return/Worst Quarter                             3/02      -17.16%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                   1 YEAR   5 YEARS   10 YEARS
S&P 500 Index Portfolio --
  Initial Class                    15.45%    5.91%     8.14%
S&P 500(R) Index(1)                15.79%    6.19%     8.42%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49
05                                                                                4.77
06                                                                               15.45

                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.09%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(3)     0.35%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has voluntarily agreed to waive a portion of its advisory fee so that the advisory fee is 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would be 0.10% up to $1 billion and 0.075% on assets in excess of $1 billion.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $36        $113        $197         $443

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation by investing in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Growth Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $74 million to $3.7 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.

The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values.

INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics: above-average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises and strong management ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.

Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in volume typical of stocks listed on a national securities exchange.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH
 PORTFOLIO -- INITIAL CLASS           QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        21.26%
Lowest Return/Worst Quarter              3/02       -19.57%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                      SINCE
                                                    INCEPTION
                                  1 YEAR   5 YEAR    7/2/01
Small Cap Growth Portfolio --
  Initial Class                    6.32%    4.77%     3.45%
Russell 2000(R) Growth Index(1)   13.35%    6.93%     4.42%
Russell 2000(R) Index(2)          18.37%   11.39%     9.47%

(1) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 2000(R) Growth Index as its primary benchmark index in replacement of the Russell 2000(R) Index. The Portfolio selected the Russell 2000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the Russell 2000(R) Index as a secondary benchmark.
(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -26.41
03                                                                               41.69
04                                                                                9.40
05                                                                                4.06
06                                                                                6.32

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.90%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)                                0.08%
    Total Annual Portfolio Operating Expenses(3)     0.98%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $100       $312        $542        $1,201

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in equity securities. The Portfolio is not designated or managed primarily to produce current income.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields LLC, the Portfolio's Subadvisor believes are "undervalued" (selling below their value) when purchased;

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios;

  - the company's book value;

  - estimated value of the company's assets (liquidation value); and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                       1 YEAR   5 YEARS   10 YEARS
Value Portfolio --
  Initial Class                        18.87%    7.16%      7.46%
Russell 1000(R) Value Index(1)         22.25%   10.86%     11.00%

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[BAR CHART]

97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28
05                                                                                6.24
06                                                                               18.87

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.63%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $64        $202        $351        $  786

                         MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT OBJECTIVE -- The Balanced Portfolio's investment objective is to seek high total return.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio invests approximately 60% of its assets plus any borrowings in stocks and 40% of its assets plus any borrowings in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Portfolio will always invest at least 25% of its assets plus any borrowings in fixed-income securities. By holding both stocks and bonds the Portfolio seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS -- The Portfolio generally invests in dividend-paying, mid-capitalization stocks that NYLIM, the Portfolio's Manager, determines are value stocks. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and have large amounts of stock outstanding. The Portfolio considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. The Portfolio may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Portfolio considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization. The Portfolio may invest in such stocks if the Manager determines they are value stocks.

"Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Portfolio's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Portfolio fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Portfolio also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration. Generally, a shorter duration indicates less sensitivity than a longer duration. The fixed income portion of the portfolio:


- has an intermediate term duration which ranges from three to five years; and


- has a laddered maturity schedule, which means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Portfolio manage duration and risk, and attempts to create a more consistent return.


The Portfolio may lend its portfolio securities and may invest:


- up to 20% of its net assets in foreign securities, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in mortgage-backed and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of receivables.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Portfolio's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to: fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy.

The Portfolio's investments may include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the portfolio to lose money. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of securities lending also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the securities or their value.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

BALANCED PORTFOLIO -- INITIAL CLASS                           QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      4/06          4.92%
Lowest Return/Worst Quarter                                      2/06         -0.15%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 5/2/05
Balanced Portfolio --
  Initial Class                                                    10.70%              9.92%
Russell MidCap(R) Value Index(1)                                   20.22%             21.33%
Balanced Composite Index(2)                                        13.57%             13.81%
Merrill Lynch Corporate & Government 1-10 Years Bond
  Index(3)                                                          4.10%              3.26%

(1) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. You cannot invest directly in an index.

(2) The Balanced Composite Index consists of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively. You cannot invest directly in an index.

(3) Merrill Lynch Corporate and Government 1-10 Years Bond Index is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds with at least $100 million par amount outstanding. You cannot invest directly in an index.

[BAR CHART]

06                                                                               10.70

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                 0.75%
    Distribution and Service (12b-1) Fees             None
    Other Expenses(2)                                 0.10%
    Total Annual Portfolio Operating Expenses(3)      0.85%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 87       $271        $471        $1,049

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                              1 YEAR  5 YEARS  10 YEARS
Convertible Portfolio --
  Initial Class               10.44%    7.05%     8.38%
Merrill Lynch All US
  Convertible Securities
  Index(1)                    12.83%    7.75%     8.54%

(1) The Merrill Lynch All US Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11
05                                                                                6.59
06                                                                               10.44

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1) (includes Administration Fee
    of 0.20%)                                        0.28%
    Total Annual Portfolio Operating Expenses(2)     0.64%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $65        $205        $357        $  798

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in U.S., equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that MacKay Shields LLC, the Portfolio's Subadvisor believes to be undervalued.

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by the Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.

In addition, of its investments in debt securities the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio's investment.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%

            AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                          1 YEAR  5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                            9.50%    4.37%    6.37%
S&P 500(R) Index(1)                       15.79%   6.19%    8.42%
Russell 1000(R) Index(2)                  15.46%   6.82%    8.64%
Total Return Core Composite Index(3)      10.93%   6.36%    8.02%
Lehman Brothers Aggregate Bond Index(4)   4.33%    5.06%    6.24%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. You cannot invest directly in an index.

(3) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. You cannot invest directly in an index.

(4) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.

[BAR CHART]

97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37
05                                                                                6.50
06                                                                                9.50

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.32%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.59%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  3/02       5.43%
Lowest Return/Worst Quarter                  2/04      -2.39%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio --
  Initial Class                     4.55%     4.94%     6.05%
Merrill Lynch Corporate and
  Government Master Index(1)        3.83%     5.16%     6.28%
Lehman Brothers(R) Aggregate Bond
  Index(2)                          4.33%     5.06%     6.24%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

(2) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.


[BAR CHART]

97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09
05                                                                                2.18
06                                                                                4.55

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars.

The Portfolio may also invest in variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a security or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include political and economic instability, less publicly available information about issuers, and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss greater than the amount of its initial investment. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Portfolio's investments.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                      1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio -- Initial
  Class                               4.57%     2.07%     3.54%
Lipper Money Market Funds Index(1)    4.51%     1.97%     3.44%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

[BAR CHART]

97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85
05                                                                               2.96
06                                                                               4.57

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.27%
Total Annual Portfolio Operating
  Expenses                               0.52%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                      MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When NYLIM, the Portfolio's Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are usually rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including: credit risk, liquidity, and interest rates.

The floating rate loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Portfolio from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a Portfolio's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio may invest in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

FLOATING RATE PORTFOLIO -- INITIAL CLASS                      QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      4/06          1.80%
Lowest Return/Worst Quarter                                      2/06          0.75%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 5/2/05
Floating Rate Portfolio --
  Initial Class                                                     5.99%              4.84%
Credit Suisse Leveraged Loan Index(1)                               7.33%              6.75%

(1) The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non investment-grade loans. You cannot invest directly in an index.

[BAR CHART]

06                                                                               5.99

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.10%
    Total Annual Portfolio Operating Expenses        0.70%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $72        $224        $390         $871

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 3/02       5.46%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    4.06%     4.26%     5.63%
Lehman Brothers Government Bond
  Index(1)                         3.48%     4.64%     6.01%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33
05                                                                                2.38
06                                                                                4.06

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.57%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $58        $183        $318         $714

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                              1 YEAR   5 YEARS   10 YEARS
High Yield Corporate Bond Portfolio -- Initial Class          12.04%   12.59%     8.87%
Credit Suisse(TM) High Yield Index(1)                         11.91%   11.07%     7.09%

(1) The Credit Suisse(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               13.03
--                                                                               -----
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72
05                                                                                2.94
06                                                                               12.04

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.56%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $57        $179        $313         $701

                 MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Conservative Allocation Portfolio's investment objective is to seek current income and, secondarily, long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Fixed Income Portfolios and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- High Portfolio Turnover

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE

Since the Portfolio does not have a full calendar year of performance information, no performance information is yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee                                   None
    Distribution and/or Service (12b-1) Fees         None
    Other Expenses(1)                                0.28%
    Acquired (Underlying) Portfolio Fees and
      Expenses(2)                                    0.61%
    Total Annual Portfolio Operating Expenses        0.89%
    Less Expense Reimbursement                      -0.03%
    Net Annual Portfolio and Underlying Portfolio
      Expenses                                       0.86%
    Net Annual Portfolio Operating Expenses
      (excluding Underlying Portfolio Operating
      Expenses)                                      0.25%

(1) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(2) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios based on the allocation of the Fund's assets among the Underlying Portfolios during the Portfolio's fiscal year ending December 31, 2006. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios and the actual expenses of the Underlying Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Initial Class                    $ 88     $274      $477      $1,061

                    MAINSTAY VP GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Growth Allocation Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios (normally within a range of 85%-100%). For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- Liquidity Risk

- High Portfolio Turnover

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE

Since the Portfolio does not have a full calendar year of performance information, no performance information is yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee                                    None
    Distribution and/or Service (12b-1) Fees          None
    Other Expenses(1)                                 0.24%
    Acquired (Underlying) Portfolio Fees and
    Expenses(2)                                       0.74%
    Total Annual Portfolio Operating Expenses         0.98%
    Net Annual Portfolio Operating Expenses
    (excluding Underlying Portfolio Operating
    Expenses)                                         0.24%

(1) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(2) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios based on the allocation of the Fund's assets among the Underlying Portfolios during the Portfolio's fiscal year ending December 31, 2006. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios and the actual expenses of the Underlying Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $100       $312        $542        $1,201

                   MAINSTAY VP MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Moderate Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Equity Portfolios and approximately 40% (within a range of 30%-50%) of its assets in Underlying Fixed Income Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- High Portfolio Turnover

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE

Since the Portfolio does not have a full calendar year of performance information, no performance information is yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee                                   None
    Distribution and/or Service (12b-1) Fees         None
    Other Expenses(1)                                0.15%
    Acquired (Underlying) Portfolio Fees and
      Expenses(2)                                    0.64%
    Total Annual Portfolio Operating Expenses        0.79%
    Net Annual Portfolio Operating Expenses
      (excluding Underlying Portfolio Operating
      Expenses)                                      0.15%

(1) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(2) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios based on the allocation of the Fund's assets among the Underlying Portfolios during the Portfolio's fiscal year ending December 31, 2006. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios and the actual expenses of the Underlying Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Initial Class                    $ 81     $252      $439      $  978

                MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Moderate Growth Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70%-90%) of its assets in Underlying Equity Portfolios and approximately 20% (within a range of 10%-30%) of its assets in Underlying Fixed Income Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- High Portfolio Turnover

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE

Since the Portfolio does not have a full calendar year of performance information, no performance information is yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee                                   None
    Distribution and/or Service (12b-1) Fees         None
    Other Expenses(1)                                0.13%
    Acquired (Underlying) Portfolio Fees and
      Expenses(2)                                    0.70%
    Total Annual Portfolio Operating Expenses        0.83%
    Net Annual Portfolio Operating Expenses
      (excluding Underlying Portfolio Operating
      Expenses)                                      0.13%

(1) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(2) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios based on the allocation of the Fund's assets among the Underlying Portfolios during the Portfolio's fiscal year ending December 31, 2006. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios and the actual expenses of the Underlying Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 85       $265        $460        $1,025

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio which, under normal circumstances no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio may not be subject to such constraints on new investments. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investment, this means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as described above) in that type or style of investment.

  ASSET ALLOCATION PORTFOLIOS: INVESTMENT IN AFFILIATED UNDERLYING PORTFOLIOS

--------------------------------------------------------------------------------

The Manager has discretion, within the terms of this Prospectus, to select and substitute Underlying Portfolios and to establish target weightings for each Asset Allocation Portfolio. The Manager may be subject to potential conflicts of interest in selecting the Underlying Portfolios because the fees paid to it and its affiliates by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Similarly, the portfolio manager may have incentives to select certain Underlying Portfolios due to compensation considerations. However, the Manager and portfolio managers have a fiduciary duty to the Asset Allocation Portfolios to act in their best interests when selecting Underlying Portfolios and the Board of Directors of the Asset Allocation Portfolios (the "Board") oversees the Manager's performance.

The Asset Allocation Portfolios may invest in Underlying Portfolios and may also invest in MainStay mutual funds managed by NYLIM that are not portfolios of the Fund. The name of each MainStay mutual fund in which the Asset Allocation Portfolios may invest, its respective investment objective and primary investments are as follows:

     UNDERLYING
 EQUITY PORTFOLIOS    INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay All Cap      Seeks long-term       Securities of
  Growth Fund         growth of capital.    companies with
                      Dividend income, if   market
                      any, is a             capitalizations
                      consideration         that range from $74
                      incidental to the     million to $410.7
                      Fund's objective of   billion as
                      growth of capital.    described by the
                                            Russell 3000(R)
                                            Index.(1)
MainStay All Cap      Seeks maximum         Securities of
  Value Fund          long-term total       companies across
                      return from a         the entire range of
                      combination of        market
                      capital growth and    capitalizations.
                      income.

     UNDERLYING
 EQUITY PORTFOLIOS    INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay Growth       Seeks long-term       Equity securities
  Equity Fund         growth of capital.    of large companies
                                            with market
                                            capitalizations of
                                            $1.3 billion to
                                            $410.7 billion as
                                            described by the
                                            Russell 1000(R)
                                            Growth Index.(1)
MainStay ICAP Equity  Seeks a superior      U.S. dollar-
  Fund                total return with     denominated equity
                      only a moderate       securities of
                      degree of risk.       companies with
                                            market
                                            capitalizations of
                                            at least $2
                                            billion.
MainStay ICAP         Seeks a superior      Equity securities
  International Fund  total return with     of foreign
                      income as a           companies with
                      secondary objective.  market
                                            capitalizations of
                                            at least $2
                                            billion.
MainStay Large Cap    Seeks high total      Common and
  Opportunity Fund    return.               preferred stock of
                                            large companies
                                            with market
                                            capitalizations of
                                            $863 million to
                                            $410.7 billion as
                                            described by the
                                            Russell 1000(R)
                                            Index.(1)
MainStay MAP Fund     Seeks long-term       Common stocks and
                      appreciation of       convertible
                      capital with income   securities of U.S.
                      as a secondary        companies.
                      objective.

     UNDERLYING
 EQUITY PORTFOLIOS    INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay Mid Cap      Seeks high total      Common and
  Opportunity Fund    return.               preferred stock of
                                            companies with
                                            market
                                            capitalizations of
                                            $863 million to
                                            $20.5 billion as
                                            described by the
                                            Russell Midcap(R)
                                            Value Index.(1)
MainStay Small Cap    Seeks long-term       Common stock and
  Value Fund          capital               convertible
                      appreciation.         securities of
                                            companies with
                                            market
                                            capitalizations of
                                            $85 million to $3.6
                                            billion as
                                            described by the
                                            Russell 2000(R)
                                            Value Index.(1)

(1) The market capitalizations of companies in this Index fluctuate; the ranges shown are as of the date of this Prospectus.

  UNDERLYING FIXED
 INCOME PORTFOLIOS    INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay Diversified  Seeks to provide      Diversified
  Income Fund         current income and    portfolio of
                      competitive overall   domestic and
                      return.               foreign debt or
                                            debt-related
                                            securities issued
                                            by government and
                                            corporations.
MainStay Indexed      Seeks to provide      Corporate and U.S.
  Bond Fund           investment results    Government fixed
                      that correspond to    income securities
                      the total return      in the BIG Index.
                      performance of the
                      BIG Index.(2)
MainStay Short Term   Seeks to maximize     Diversified
  Bond                total return,         portfolio of debt
                      consistent with       securities with
                      liquidity and         maturities of 3
                      preservation of       years of less.
                      capital.

(2) The Citigroup Broad Investment Grade Bond Index (the "BIG Index") is an unmanaged capitalization weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios, including the Underlying Portfolios in which the Asset Allocation Portfolios may invest. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

CREDIT RISK

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

DERIVATIVE SECURITIES

Certain Portfolios may invest in derivative securities. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the amount of its initial investment. When using derivative instruments, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

GROWTH SECURITIES

Certain Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

ILLIQUID AND RESTRICTED SECURITIES

A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INTEREST RATE RISK

When interest rates rise, the prices of fixed income securities in the Portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolios generally will rise.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Portfolios might not be able to recover the securities or their value. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Portfolio from selling these illiquid securities at an advantageous time or price. Underlying Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MARKET RISK

The value of securities in which the Portfolios may invest may decline due to changing economic, political or market conditions or disappointing earnings results.

MATURITY RISK

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of its share price.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not

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correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investments in high yield bonds involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

RISKS OF INVESTING IN SMALLER COMPANIES

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

SWAP AGREEMENTS

Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

VALUE SECURITIES

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

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                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

     THE BOARD OF DIRECTORS

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2006, NYLIM and its affiliates managed approximately $235.7 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Management Agreements with regard to the Conservative Allocation, Balanced, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly ten Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Conservative Allocation, Balanced, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

For the fiscal year ended December 31, 2006, the Fund, on behalf of the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Balanced Portfolio..........................     0.75%
Floating Rate Portfolio.....................     0.60%
Mid Cap Core Portfolio......................     0.85%
Mid Cap Growth Portfolio....................     0.75%
Mid Cap Value Portfolio.....................     0.70%
Small Cap Growth Portfolio..................     0.90%

No advisory or administrative fees are paid to NYLIM on behalf of the Asset Allocation Portfolios, in accordance with their Management Agreements.

The 14 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2006, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 14 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
ICAP Select Equity Portfolio................     0.55%
Income & Growth Portfolio...................     0.50%
International Equity Portfolio..............     0.60%
Large Cap Growth Portfolio..................     0.50%
S&P 500 Index Portfolio.....................     0.09%
Total Return Portfolio......................     0.32%
Value Portfolio.............................     0.36%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

A discussion regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the annual period ended December 31, 2006.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. IBT also holds the Portfolios' foreign assets. For providing these services, IBT is compensated by NYLIM.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios. MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2006, MacKay Shields managed approximately $40 billion in assets.

Institutional Capital LLC, ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, serves as Subadvisor to the ICAP Select Equity Portfolio. ICAP has been an investment adviser since 1970. As of December 31, 2006, ICAP managed over $18.2 billion in assets for institutional and retail clients with a focus on domestic and foreign large cap value equity investments. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.

American Century Investment Management, Inc., ("American Century"), whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the Income & Growth Portfolio. As of December 31, 2006, American Century managed over $103.23 billion in assets.

Winslow Capital Management Inc., ("Winslow"), whose principal place of business is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as the Subadvisor to the Large Cap Growth Portfolio. As of December 31, 2006, Winslow managed approximately $1.7 billion in assets under their large capitalization investment strategies.

     PORTFOLIO MANAGERS

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BALANCED PORTFOLIO -- Joan M. Sabella and Tony Elavia

BOND PORTFOLIO -- Donald F. Serek and Thomas Volpe, Jr.

CAPITAL APPRECIATION PORTFOLIO -- Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

COMMON STOCK PORTFOLIO -- Harvey Fram

CONSERVATIVE ALLOCATION PORTFOLIO -- Tony Elavia

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

FLOATING RATE PORTFOLIO -- Robert Dial

GOVERNMENT PORTFOLIO -- Joseph Portera and Gary Goodenough

GROWTH ALLOCATION PORTFOLIO -- Tony Elavia

HIGH YIELD CORPORATE BOND PORTFOLIO -- J. Matthew Philo

ICAP SELECT EQUITY PORTFOLIO -- Robert H. Lyon and Jerrold K. Senser

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, Lynette Pang, John Schniedwind and Zili Zhang

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

LARGE CAP GROWTH PORTFOLIO -- Clark J. Winslow, Justin H. Kelly and R. Bart Wear

MID CAP CORE PORTFOLIO -- Harvey Fram

MID CAP GROWTH PORTFOLIO -- Edmund C. Spelman

MID CAP VALUE PORTFOLIO -- Mark T. Spellman and Richard A. Rosen

MODERATE ALLOCATION PORTFOLIO -- Tony Elavia

MODERATE GROWTH ALLOCATION PORTFOLIO -- Tony Elavia

S&P 500 INDEX PORTFOLIO -- Francis Ok

SMALL CAP GROWTH PORTFOLIO -- Edmund C. Spelman

TOTAL RETURN PORTFOLIO -- Gary Goodenough, Joseph Portera, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience.

Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

ROBERT DIAL -- Mr. Dial has managed the Floating Rate Portfolio since inception. He joined NYLIM in 2001 and is responsible for NYLIM's Leveraged Loan Group. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

TONY H. ELAVIA -- Mr. Elavia has managed the Balanced Portfolio and Asset Allocation Portfolios since inception. He is the Chief Investment Officer of NYLIM Equity Investors Group and Senior Managing Director of NYLIM since 2004. He was the Managing Director and Senior Portfolio Manager of the Large Cap Growth Team of Putnam Investments. Prior to joining Putnam, Mr. Elavia was President and Portfolio Manager at Voyageur Asset Management and President of TES Partners. Previously he was a Senior Vice President with Piper Capital Management. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.A. and the B.C. from the University of Baroda in Vadodara, India.

HARVEY FRAM, CFA -- Mr. Fram has managed the Common Stock Portfolio since 2004 and the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000 and is currently a Director. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC (a former subsidiary of NYLIM) from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough has managed the Government Portfolio and the Total Return Portfolio since July 2000, and the Cash Management Portfolio since 2006. Mr Goodenough is a Senior Managing Director. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

JUSTIN H. KELLY, CFA -- Mr. Kelly is a Managing Director and portfolio manager of Winslow Capital Management with responsibility for large cap growth stocks. He became a portfolio manager of the Large Cap Growth Portfolio in 2005. Previously, Mr. Kelly was a Vice President co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.

ROBERT H. LYON -- Mr. Lyon, chief investment officer, joined ICAP in 1976 as a securities analyst. He has been a portfolio manager of the ICAP Select Equity Portfolio (formerly, Basic Value Portfolio) since 2006. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992. He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.

FRANCIS J. OK -- Mr. Ok has managed the S&P 500 Index Portfolio since 2004 and is responsible for managing and running NYLIM Equity Investors Group trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

LYNETTE PANG, CFA -- Ms. Pang has managed the Income & Growth Portfolio since 2006. Ms. Pang joined American Century in 1997. She has a bachelor's degree from the University of California, Davis and is a CFA charterholder.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. He is a Senior Managing Director of MacKay Shields and has been Co-head of Fixed Income since 2006. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000 and the Total Return Portfolio since 2006. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOAN M. SABELLA -- Ms. Sabella has been a Director of NYLIM since December 2000 and has managed the Balanced Portfolio since inception. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the CFA Institute since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

JERROLD K. SENSER, CFA -- Mr. Senser is co-chief investment officer and a member of the senior investment committee of ICAP. He has been a portfolio manager of the ICAP Select Equity Portfolio (formerly, Basic Value Portfolio) since 2006. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham. Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and is now a Managing Director since 2006. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

MARK T. SPELLMAN -- Mr. Spellman became a portfolio manager of the Mid Cap Value Portfolio in 2005. Mr. Spellman joined MacKay Shields in 1996; he became a Managing Director in 2006 and is a senior member of the Value Equity Division. Prior to joining MacKay Shields, he was responsible for investment research and portfolio strategy with Deutsche Morgan Grunfell/C.J. Lawrence. Prior to that, he was involved in securities research, risk analysis, and portfolio management with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. He has been in the investment management industry since 1987.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Fixed Income Investors Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State

University of New York at Albany and a MBA in Finance from Adelphi University.

R. BART WEAR, CFA -- Mr. Wear is a Managing Director of Winslow Capital Management and has been with the firm since 1997. He has managed the Large Cap Growth Portfolio since 2005. Previously he was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior thereto, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in Finance. He is also a Chartered Financial Analyst.

CLARK J. WINSLOW -- Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. He has managed the Large Cap Growth Portfolio since 2005. Mr. Winslow has 40 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in October 1995 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio's assets that are invested in one or more Underlying Portfolios, the Asset Allocation Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, annually, to the extent income is available. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              MAINSTAY VP BALANCED PORTFOLIO
                                                              ------------------------------
                                                                      INITIAL CLASS
                                                              ------------------------------
                                                                                  MAY 2,
                                                                                  2005(A)
                                                               YEAR ENDED         THROUGH
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2006             2005
SELECT PER SHARE DATA AND RATIOS                              ------------------------------
Net asset value at beginning of period......................     $ 10.46          $10.00
                                                                 -------          ------
Net investment income.......................................        0.22            0.11
Net realized and unrealized gain on investments.............        0.90            0.47
                                                                 -------          ------
Total from investment operations............................        1.12            0.58
                                                                 -------          ------
Less dividends and distributions:
  From net investment income................................       (0.22)          (0.08)
  From net realized gain on investments.....................       (0.11)          (0.04)
                                                                 -------          ------
Total dividends and distributions...........................       (0.33)          (0.12)
                                                                 -------          ------
Net asset value at end of period............................     $ 11.25          $10.46
                                                                 =======          ======
Total investment return.....................................       10.70%           5.81%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................        2.26%           2.05%+
  Net Expenses..............................................        0.85%           1.00%+
Portfolio turnover rate.....................................          45%             76%
Net assets at end of period (in 000's)......................     $13,577          $9,707

------------

(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               MAINSTAY VP BOND PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.16     $  13.31     $  13.41     $  13.73     $  13.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.58         0.53(a)      0.47         0.52(a)      0.60
Net realized and unrealized gain (loss) on investments......      0.02        (0.24)        0.08         0.10         0.64
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.60         0.29         0.55         0.62         1.24
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.16)       (0.44)       (0.50)       (0.59)       (0.61)
  From net realized gain on investments.....................        --           --        (0.15)       (0.35)       (0.01)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.16)       (0.44)       (0.65)       (0.94)       (0.62)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  13.60     $  13.16     $  13.31     $  13.41     $  13.73
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.55%        2.18%(b)     4.09%        4.52%        9.48%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.66%        3.96%        3.36%        3.75%        4.93%
  Net Expenses..............................................      0.52%        0.36%        0.54%        0.54%        0.52%
  Expenses (before reimbursements)..........................      0.52%        0.51%        0.54%        0.54%        0.52%
Portfolio turnover rate.....................................       166%(c)      277%(c)      335%         149%          76%
Net assets at end of period (in 000's)......................  $410,139     $377,607     $421,046     $485,033     $481,740

------------

(a)  Per share date based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover not including mortgage dollar rolls is 147% and 161% for the years ended December 31, 2006 and
     2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006             2005         2004          2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $  23.31         $  21.51     $  20.70     $    16.33     $  23.64
                                                              --------         --------     --------     ----------     --------
Net investment income (loss)................................      0.05             0.07(a)      0.05           0.04(a)      0.02
Net realized and unrealized gain (loss) on investments......      0.99             1.73         0.81           4.37        (7.31)
                                                              --------         --------     --------     ----------     --------
Total from investment operations............................      1.04             1.80         0.86           4.41        (7.29)
                                                              --------         --------     --------     ----------     --------
Less dividends and distributions:
  From net investment income................................     (0.09)           (0.00)(b)    (0.05)         (0.04)       (0.02)
                                                              --------         --------     --------     ----------     --------
Net asset value at end of period............................  $  24.26         $  23.31     $  21.51     $    20.70     $  16.33
                                                              ========         ========     ========     ==========     ========
Total investment return.....................................      4.45%            8.41%(c)     4.16%         26.99%      (30.83%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................      0.13%            0.33%        0.24%          0.20%        0.11%
  Net Expenses..............................................      0.62%            0.37%        0.65%          0.64%        0.64%
  Expenses (before reimbursement)...........................      0.62%            0.60%        0.65%          0.64%        0.64%
Portfolio turnover rate.....................................        28%              22%          34%            26%          72%
Net assets at end of period (in 000's)......................  $738,278         $835,933     $929,227     $1,011,538     $842,410

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                  -----------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    2006           2005              2004              2003              2002
SELECT PER SHARE DATA AND RATIOS  -----------------------------------------------------------------------------
Net asset value at beginning of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  --------       --------          --------          --------          --------
Net investment income...........      0.04           0.03              0.01              0.01              0.01
Net realized and unrealized gain
  on investments................     (0.00)(a)       0.00(a)           0.00(a)           0.00(a)           0.00(a)
                                  --------       --------          --------          --------          --------
Total from investment
  operations....................      0.04           0.03              0.01              0.01              0.01
                                  --------       --------          --------          --------          --------
Less dividends and
  distributions:
  From net investment income....     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
  From net realized gain on
    investments.................        --             --             (0.00)(a)         (0.00)(a)         (0.00)(a)
                                  --------       --------          --------          --------          --------
Total dividends and
  distributions.................     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
                                  --------       --------          --------          --------          --------
Net asset value at end of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  ========       ========          ========          ========          ========
Total investment return.........      4.57%          2.96%(b)          0.85%             0.67%             1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.........      4.50%          2.91%             0.83%             0.67%             1.33%
  Expenses......................      0.52%          0.30%             0.55%             0.55%             0.55%
  Expenses (before
    reimbursement)..............      0.52%          0.50%             0.55%             0.55%             0.55%
Net assets at end of year (in
  000's)........................  $351,753       $306,900          $308,660          $359,974          $518,348

------------

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP COMMON STOCK PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  21.62     $  20.52     $  18.75     $  14.98     $  19.99
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.31(a)      0.33(a)      0.28(b)      0.17(a)      0.16
Net realized and unrealized gain (loss) on investments......      3.26         1.25         1.77         3.78        (5.01)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      3.57         1.58         2.05         3.95        (4.85)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.14)       (0.22)       (0.28)       (0.18)       (0.16)
  From net realized gain on investments.....................     (0.54)       (0.26)          --           --           --
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.68)       (0.48)       (0.28)       (0.18)       (0.16)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  24.51     $  21.62     $  20.52     $  18.75     $  14.98
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     16.47%        7.70%(c)    10.90%       26.37%      (24.25%)
Ratios (to average net assets)/ Supplemental Data:
  Net investment income.....................................      1.35%        1.58%        1.44%(b)     1.05%        0.89%
  Net Expenses..............................................      0.52%        0.30%        0.53%        0.52%        0.51%
  Expenses (before reimbursement)...........................      0.52%        0.50%        0.53%        0.52%        0.51%
Portfolio turnover rate.....................................        90%          83%         151%          72%         120%
Net assets at end of period (in 000's)......................  $950,660     $863,109     $923,660     $864,373     $731,686

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP
                                                              CONSERVATIVE
                                                               ALLOCATION
                                                                PORTFOLIO
                                                              -------------
                                                              INITIAL CLASS
                                                              -------------
                                                              FEBRUARY 13,
                                                                 2006(A)
                                                                 THROUGH
                                                              DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              -------------
Net asset value at beginning of period......................     $10.00
                                                                 ------
Net investment income.......................................       0.19(b)
Net realized and unrealized gain on investments.............       0.63
                                                                 ------
Total from investment operations............................       0.82
                                                                 ------
Less dividends and distributions:
  From net investment income................................      (0.11)
  From net realized gain on investments.....................      (0.03)
                                                                 ------
Total dividends and distributions...........................      (0.14)
                                                                 ------
Net asset value at end of period............................     $10.68
                                                                 ======
Total investment return.....................................       8.20%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................       2.04%+
  Net expenses..............................................       0.25%+
  Expenses (before waiver)..................................       0.28%+
Portfolio turnover rate.....................................         23%
Net assets at end of period (in 000's)......................     $1,480

------------

(a)  Commencement of Operations.
(b)  Per share based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CONVERTIBLE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------------
Net asset value at beginning of period......................  $  11.82     $  11.26     $  10.82     $   9.04     $  10.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.22(a)      0.21(a)      0.21         0.27(a)      0.28
Net realized and unrealized gain (loss) on investments......      1.02         0.53         0.45         1.74        (1.08)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      1.24         0.74         0.66         2.01        (0.80)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.31)       (0.18)       (0.22)       (0.23)       (0.27)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  12.75     $  11.82     $  11.26     $  10.82     $   9.04
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     10.44%        6.59%(b)     6.11%       22.23%       (7.91%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.80%        1.87%        1.94%        2.71%        2.97%
  Expenses..................................................      0.63%        0.53%        0.66%        0.67%        0.67%
  Expenses (before reimbursement)...........................      0.63%        0.62%        0.66%        0.67%        0.67%
Portfolio turnover rate.....................................        76%         100%         108%          76%          95%
Net assets at end of period (in 000's)......................  $246,179     $262,352     $291,995     $292,043     $204,263

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP FLOATING
                                                                  RATE PORTFOLIO
                                                              -----------------------
                                                                   INITIAL CLASS
                                                              -----------------------
                                                                            MAY 2,
                                                                           2005(A)
                                                                           THROUGH
                                                                         DECEMBER 31,
                                                                2006         2005
SELECT PER SHARE DATA AND RATIOS                              -----------------------
Net asset value at beginning of period......................  $  9.91      $ 10.00
                                                              -------      -------
Net investment income.......................................     0.62         0.32
Net realized and unrealized gain (loss) on investments......    (0.05)       (0.09)
                                                              -------      -------
Total from investment operations............................     0.57         0.23
                                                              -------      -------
Less dividends
  From net investment income................................    (0.62)       (0.32)
                                                              -------      -------
Net asset value at end of period............................  $  9.86      $  9.91
                                                              =======      =======
Total investment return.....................................     5.99%        2.10%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     6.37%        4.76%+
  Expenses..................................................     0.70%        0.84%+
Portfolio turnover rate.....................................        6%          11%
Net assets at end of period (in 000's)......................  $51,569      $25,060

------------

(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  10.53     $  10.63     $  10.73     $  11.05     $  10.35
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.47(a)      0.40(a)      0.45         0.36(a)      0.31
Net realized and unrealized gain (loss) on investments......     (0.04)       (0.15)       (0.09)       (0.15)        0.71
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.43         0.25         0.36         0.21         1.02
                                                              --------     --------     --------     --------     --------
Less dividends:
  From net investment income................................     (0.11)       (0.35)       (0.46)       (0.53)       (0.32)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  10.85     $  10.53     $  10.63     $  10.73     $  11.05
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.06%        2.38%(b)     3.33%        1.88%        9.85%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.45%        3.75%        3.63%        3.25%        3.94%
  Expenses..................................................      0.57%        0.43%        0.59%        0.59%        0.59%
  Expenses (before reimbursement)...........................      0.57%        0.56%        0.59%        0.59%        0.59%
Portfolio turnover rate.....................................        83%(c)      171%(c)      113%         106%         146%
Net assets at end of period (in 000's)......................  $189,235     $231,485     $275,674     $359,332     $432,816

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(c)  The portfolio turnover rate not including mortgage dollar rolls is 46% and 50% for the year ended December 31, 2006 and year ended December 31, 2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP
                                                                 GROWTH
                                                               ALLOCATION
                                                                PORTFOLIO
                                                              -------------
                                                              INITIAL CLASS
                                                              -------------
                                                              FEBRUARY 13,
                                                                 2006(A)
                                                                 THROUGH
                                                              DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              -------------
Net asset value at beginning of period......................     $10.00
                                                                 ------
Net investment income.......................................       0.08(b)
Net realized and unrealized gain (loss) on investments......       1.17
                                                                 ------
Total from investment operations............................       1.25
                                                                 ------
Less dividends and distributions:
  From net investment income................................      (0.08)
  From net realized gain on investments.....................      (0.07)
                                                                 ------
Total dividends and distributions...........................      (0.15)
                                                                 ------
Net asset value at end of period............................     $11.10
                                                                 ======
Total investment return.....................................      12.42%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................       0.90%+
  Net Expenses..............................................       0.24%+
Portfolio turnover rate.....................................         61%
Net assets at end of period (in 000's)......................     $7,312

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006          2005           2004           2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $   9.59     $     9.90     $     9.41     $     7.39     $   8.09
                                                              --------     ----------     ----------     ----------     --------
Net investment income.......................................      0.72(a)        0.73(a)        0.70           0.75(a)      0.85
Net realized and unrealized gain (loss) on investments......      0.44          (0.46)          0.47           1.93        (0.67)
Net realized and unrealized gain (loss) on foreign
  currency..................................................     (0.00)(b)       0.02           0.02           0.01        (0.02)
                                                              --------     ----------     ----------     ----------     --------
Total from investment operations............................      1.16           0.29           1.19           2.69         0.16
                                                              --------     ----------     ----------     ----------     --------
Less dividends:
  From net investment income................................     (0.20)         (0.60)         (0.70)         (0.67)       (0.86)
                                                              --------     ----------     ----------     ----------     --------
Net asset value at end of period............................  $  10.55     $     9.59     $     9.90     $     9.41     $   7.39
                                                              ========     ==========     ==========     ==========     ========
Total investment return.....................................     12.04%          2.94%(c)      12.72%         36.37%        2.05%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      7.20%          7.39%          7.40%          8.51%       10.44%
  Expenses..................................................      0.56%          0.45%          0.59%          0.60%        0.60%
  Expenses (before reimbursement)...........................      0.56%          0.55%          0.59%          0.60%        0.60%
Portfolio turnover rate.....................................        48%            45%            39%            43%          49%
Net assets at end of period (in 000's)......................  $969,910     $1,022,911     $1,167,527     $1,114,766     $696,500

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO*
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  11.61     $ 11.23      $ 10.18      $  8.01      $  10.46
                                                              --------     -------      -------      -------      --------
Net investment income.......................................      0.19(a)     0.15(a)      0.11         0.07(a)       0.06
Net realized and unrealized gain (loss) on investments......      2.04        0.46         1.04         2.17         (2.45)
                                                              --------     -------      -------      -------      --------
Total from investment operations............................      2.23        0.61         1.15         2.24         (2.39)
                                                              --------     -------      -------      -------      --------
Less dividends and distributions:
  From net investment income................................     (0.03)      (0.11)       (0.10)       (0.07)        (0.06)
  From net realized gain on investments.....................     (0.06)      (0.12)          --           --            --
                                                              --------     -------      -------      -------      --------
Total dividends and distributions...........................     (0.09)      (0.23)       (0.10)       (0.07)        (0.06)
                                                              --------     -------      -------      -------      --------
Net asset value at end of period............................  $  13.75     $ 11.61      $ 11.23      $ 10.18      $   8.01
                                                              ========     =======      =======      =======      ========
Total investment return.....................................     19.31%       5.44%(b)    11.37%       27.95%       (22.86%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.50%       1.35%        1.04%        0.87%         0.63%
  Net Expenses..............................................      0.88%#      0.77%#       0.96%        0.99%         0.98%
  Expenses (before waiver/reimbursements)...................      0.94%#      0.91%#       0.96%        0.99%         0.98%
Portfolio turnover rate.....................................       130%         55%          75%          73%           65%
Net assets at end of period (in 000's)......................  $137,191     $66,657      $71,543      $62,229      $ 49,975

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% and 5.14% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
 #   Includes fees paid indirectly which amounted to 0.01% and 0.01% of average net assets for the years ended December 31,
     2006 and 2005, respectively.
 *   Formerly MainStay VP Basic Value Portfolio.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                              -----------------------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                              -----------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                2006           2005                2004                2003                2002
SELECT PER SHARE DATA AND RATIOS              -----------------------------------------------------------------------------------
Net asset value at beginning of period......  $ 11.87        $ 11.47             $ 10.35             $  8.14             $ 10.24
                                              -------        -------             -------             -------             -------
Net investment income.......................     0.21(a)        0.21(a)             0.19(b)             0.14(a)             0.10
Net realized and unrealized gain (loss) on
  investments...............................     1.80           0.33                1.12                2.20               (2.10)
                                              -------        -------             -------             -------             -------
Total from investment operations............     2.01           0.54                1.31                2.34               (2.00)
                                              -------        -------             -------             -------             -------
Less dividends and distributions:
  From net investment income................    (0.08)         (0.14)              (0.19)              (0.13)              (0.10)
  From net realized gain on investments.....    (0.18)            --                  --                  --                  --
                                              -------        -------             -------             -------             -------
Total dividends and distributions...........    (0.26)         (0.14)              (0.19)              (0.13)              (0.10)
                                              -------        -------             -------             -------             -------
Net asset value at end of period............  $ 13.62        $ 11.87             $ 11.47             $ 10.35             $  8.14
                                              =======        =======             =======             =======             =======
Total investment return.....................    16.86%          4.69%(c)           12.65%              28.69%             (19.52%)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................     1.67%          1.82%               1.92%(b)            1.51%               1.09%
  Expenses..................................     0.81%          0.75%               0.90%               0.94%               0.92%
  Expenses (before reimbursement)...........     0.81%          0.84%               0.90%               0.94%               0.92%
Portfolio turnover rate.....................       68%            77%                 72%                 79%                 71%
Net assets at end of period (in 000's)......  $71,025        $73,787             $76,526             $69,598             $58,153

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per share and 0.26%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.60% and 4.40% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  14.39     $  14.11     $  12.13     $  9.48      $ 10.06
                                                              --------     --------     --------     -------      -------
Net investment income.......................................      0.29(a)      0.36(a)      0.19(a)     0.17(a)      0.11
Net realized and unrealized gain (loss) on investments......      4.38         0.90         1.84        2.61        (0.63)
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................     (0.16)       (0.13)        0.07        0.06         0.08
                                                              --------     --------     --------     -------      -------
Total from investment operations............................      4.51         1.13         2.10        2.84        (0.44)
                                                              --------     --------     --------     -------      -------
Less dividends and distributions:
  From net investment income................................     (0.05)       (0.24)       (0.12)      (0.19)       (0.14)
  From net realized gain on investments.....................     (0.17)       (0.61)          --          --           --
                                                              --------     --------     --------     -------      -------
Total dividends and distributions...........................     (0.22)       (0.85)       (0.12)      (0.19)       (0.14)
                                                              --------     --------     --------     -------      -------
Net asset value at end of period............................  $  18.68     $  14.39     $  14.11     $ 12.13      $  9.48
                                                              ========     ========     ========     =======      =======
Total investment return.....................................     31.33%        7.99%(b)    17.34%      30.00%       (4.41%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.79%        2.52%        1.53%       1.67%        1.06%
  Expenses..................................................      0.92%        0.87%        0.99%       1.07%        1.11%
  Expenses (before reimbursement)...........................      0.92%        0.91%        0.99%       1.07%        1.11%
Portfolio turnover rate.....................................        44%          54%          49%        105%         102%
Net assets at end of period (in 000's)......................  $355,382     $219,867     $175,172     $95,754      $61,763

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  11.57     $  11.09     $  11.38     $   8.90     $  12.41
                                                              --------     --------     --------     --------     --------
Net investment income (loss)................................      0.01(b)      0.02(a)      0.02         0.02(b)      0.01
Net realized and unrealized gain (loss) on investments......      0.83         0.46        (0.29)        2.48        (3.51)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.84         0.48        (0.27)        2.50        (3.50)
                                                              --------     --------     --------     --------     --------
Less dividends:
  From net investment income................................     (0.02)       (0.00)(a)    (0.02)       (0.02)       (0.01)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  12.39     $  11.57     $  11.09     $  11.38     $   8.90
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      7.24%        4.35%(c)    (2.32%)      28.05%      (28.21%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)..............................      0.07%        0.28%        0.22%        0.17%        0.07%
  Net Expenses..............................................      0.79%#       0.64%#       0.85%#       0.83%        0.81%
  Expenses (before waiver/reimbursement)....................      0.81%#       0.79%#       0.88%#       0.83%        0.81%
Portfolio turnover rate.....................................        96%         205%         117%         160%         168%
Net assets at end of period (in 000's)......................  $181,657     $108,635     $130,091     $154,082     $119,529

------------

(a)  Less than one cent per share.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% and 3.98% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
 #   Includes fees paid indirectly which amounted to less than 0.01%, less than 0.01% and 0.03% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP MID CAP CORE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.72     $  13.12     $  11.01     $  8.16      $  9.40
                                                              --------     --------     --------     -------      -------
Net investment income.......................................      0.07         0.07         0.06        0.05(a)      0.02
Net realized and unrealized gain (loss) on investments......      1.99         2.02         2.39        2.84        (1.24)
                                                              --------     --------     --------     -------      -------
Total from investment operations............................      2.06         2.09         2.45        2.89        (1.22)
                                                              --------     --------     --------     -------      -------
Less dividends and distributions:
  From net investment income................................        --        (0.08)       (0.06)      (0.04)       (0.02)
  From net realized gain on investments.....................     (0.10)       (1.41)       (0.28)         --           --
                                                              --------     --------     --------     -------      -------
Total dividends and distributions...........................     (0.10)       (1.49)       (0.34)      (0.04)       (0.02)
                                                              --------     --------     --------     -------      -------
Net asset value at end of period............................  $  15.68     $  13.72     $  13.12     $ 11.01      $  8.16
                                                              ========     ========     ========     =======      =======
Total investment return.....................................     14.96%       15.86%       22.27%      35.43%      (12.92%)
Ratios (to average net assets)/Supplement Data:
  Net investment income.....................................      0.51%        0.54%        0.70%       0.55%        0.39%
  Net expenses..............................................      0.93%        0.94%        0.98%       0.98%        0.98%
  Expenses (before waiver/reimbursement)....................      0.93%        0.94%        1.04%       1.18%        1.34%
Portfolio turnover rate.....................................       166%         159%         185%        202%         217%
Net assets at end of period (in 000's)......................  $199,356     $159,762     $128,178     $55,351      $27,936

------------

(a)  Per Share data based on average shares outstanding during the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.59     $  11.61     $   9.47     $  6.54      $  9.16
                                                              --------     --------     --------     -------      -------
Net investment loss (b).....................................      0.00(a)     (0.03)(b)    (0.03)(b)   (0.04)(b)    (0.05)(b)
Net realized and unrealized gain (loss) on investments......      1.25         2.02         2.17        2.97        (2.57)
                                                              --------     --------     --------     -------      -------
Total from investment operations............................      1.25         1.99         2.14        2.93        (2.62)
                                                              --------     --------     --------     -------      -------
Less distributions:
  From net realized gain on investments.....................     (0.26)       (0.01)          --          --           --
                                                              --------     --------     --------     -------      -------
Net asset value at end of period............................  $  14.58     $  13.59     $  11.61     $  9.47      $  6.54
                                                              ========     ========     ========     =======      =======
Total investment return.....................................      9.24%       17.10%(c)    22.61%      44.78%      (28.59%)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss.......................................      0.01%       (0.21%)      (0.32%)     (0.57%)      (0.67%)
  Net expenses..............................................      0.82%        0.79%        0.88%       0.97%        0.97%
  Expenses (before reimbursement)...........................      0.82%        0.81%        0.88%       0.97%        1.10%
Portfolio turnover rate.....................................        51%          26%          50%         38%         163%
Net assets at end of period (in 000's)......................  $173,108     $163,514     $127,345     $83,839      $23,230

------------

(a)  Less than one cent per share.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 17.07% and 16.78% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            MAINSTAY VP MID CAP VALUE PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2006         2005             2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  12.33     $  12.31         $  10.65     $   8.33     $  9.85
                                                              --------     --------         --------     --------     -------
Net investment income.......................................      0.15         0.11(a)          0.10         0.11(a)     0.09
Net realized and unrealized gain (loss) on investments......      1.58         0.60             1.77         2.30       (1.52)
                                                              --------     --------         --------     --------     -------
Total from investment operations............................      1.73         0.71             1.87         2.41       (1.43)
                                                              --------     --------         --------     --------     -------
Less dividends and distributions:
  From net investment income................................     (0.01)       (0.10)           (0.10)      (0.09)       (0.09)
  From net realized gain on investments.....................     (0.18)       (0.59)           (0.11)          --          --
                                                              --------     --------         --------     --------     -------
Total dividends and distributions...........................     (0.19)       (0.69)           (0.21)      (0.09)       (0.09)
                                                              --------     --------         --------     --------     -------
Net asset value at end of period............................  $  13.87     $  12.33         $  12.31     $  10.65     $  8.33
                                                              ========     ========         ========     ========     =======
Total investment return.....................................     14.05%        5.70%(b)(c)     17.54%       28.97%     (14.57%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.09%        0.89%            1.08%        1.21%       1.39%
  Net expenses..............................................      0.76%        0.72%            0.81%        0.84%       0.89%
  Expenses (before reimbursement)...........................      0.76%        0.75%            0.81%        0.84%       0.92%
Portfolio turnover rate.....................................        52%          37%              29%          34%         46%
Net assets at end of period (in 000's)......................  $285,826     $279,251         $255,129     $141,877     $84,392

------------

(a)  Per Share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.67% and 5.40% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(c)  The effect of losses resulting from compliance violations and the subadvisor reimbursement of such losses were less than
     0.01%.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP
                                                                MODERATE
                                                               ALLOCATION
                                                                PORTFOLIO
                                                              -------------
                                                              INITIAL CLASS
                                                              -------------
                                                              FEBRUARY 13,
                                                                 2006(A)
                                                                 THROUGH
                                                              DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              -------------
Net asset value at beginning of period......................     $10.00
                                                                 ------
Net investment income.......................................       0.18(b)
Net realized and unrealized gain on investments.............       0.82
                                                                 ------
Total from investment operations............................       1.00
                                                                 ------
Less dividends and distributions:
  From net investment income................................      (0.11)
  From net realized gain on investments.....................      (0.03)
                                                                 ------
Total dividends and distributions...........................      (0.14)
                                                                 ------
Net asset value at end of period............................     $10.86
                                                                 ======
Total investment return.....................................       9.93%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................       1.96%+
  Net Expenses..............................................       0.15%+
Portfolio turnover rate.....................................         62%
Net assets at end of period (in 000's)......................     $5,370

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP
                                                                MODERATE
                                                                 GROWTH
                                                               ALLOCATION
                                                                PORTFOLIO
                                                              -------------
                                                              INITIAL CLASS
                                                              -------------
                                                              FEBRUARY 13,
                                                                 2006(A)
                                                                 THROUGH
                                                              DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              -------------
Net asset value at beginning of period......................     $ 10.00
                                                                 -------
Net investment income.......................................        0.16(b)
Net realized and unrealized gain on investments.............        1.03
                                                                 -------
Total from investment operations............................        1.19
                                                                 -------
Less dividends and distributions:
  From net investment income................................       (0.10)
  From net realized gain on investments.....................       (0.05)
                                                                 -------
Total dividends and distributions...........................       (0.15)
                                                                 -------
Net asset value at end of period............................     $ 11.04
                                                                 =======
Total investment return.....................................       11.92%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................        1.70%+
  Net Expenses..............................................        0.13%+
Portfolio turnover rate.....................................          46%
Net assets at end of period (in 000's)......................     $10,468

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                                         ------------------------------------------------------------------------
                                                                                      INITIAL CLASS
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            2006           2005           2004               2003          2002
SELECTED PER SHARE DATA AND RATIOS                       ------------------------------------------------------------------------
Net asset value at beginning of period.................  $    25.25     $    24.38     $    22.40         $    17.68     $  23.14
                                                         ----------     ----------     ----------         ----------     --------
Net investment income..................................        0.44(a)        0.41(a)        0.37(a)(b)         0.27(a)      0.26
Net realized and unrealized gain (loss) on
  investments..........................................        3.47           0.76           1.98               4.72        (5.40)
                                                         ----------     ----------     ----------         ----------     --------
Total from investment operations.......................        3.91           1.17           2.35               4.99        (5.14)
                                                         ----------     ----------     ----------         ----------     --------
Less dividends and distributions:
  From net investment income...........................       (0.15)         (0.30)         (0.37)             (0.27)       (0.26)
  From net realized gain on investments................          --             --             --                 --        (0.06)
  Return of capital....................................          --             --             --              (0.00)(d)       --
                                                         ----------     ----------     ----------         ----------     --------
Total dividends and distributions......................       (0.15)         (0.30)         (0.37)             (0.27)       (0.32)
                                                         ----------     ----------     ----------         ----------     --------
Net asset value at end of period.......................  $    29.01     $    25.25     $    24.38         $    22.40     $  17.68
                                                         ==========     ==========     ==========         ==========     ========
Total investment return................................       15.45%          4.77%(c)      10.49%             28.19%      (22.21%)
Ratios (to average net assets)/Supplement Data:
  Net investment income................................        1.66%          1.68%          1.64%(b)           1.40%        1.25%
  Net expenses.........................................        0.35%          0.19%          0.39%              0.39%        0.38%
  Expenses (before reimbursement)......................        0.35%          0.34%          0.39%              0.39%        0.38%
Portfolio turnover rate................................           5%             5%             3%                 3%           5%
Net assets at end of period (in 000's).................  $1,241,402     $1,227,193     $1,322,061         $1,239,412     $977,306

------------

(a)  Per Share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  total return is not annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $ 11.14      $ 10.89      $   9.96     $  7.03      $  9.55
                                                              -------      -------      --------     -------      -------
Net investment loss (a).....................................    (0.06)       (0.03)        (0.06)      (0.06)       (0.05)
Net realized and unrealized gain (loss) on investments......     0.76         0.48          0.99        2.99        (2.47)
                                                              -------      -------      --------     -------      -------
Total from investment operations............................     0.70         0.45          0.93        2.93        (2.52)
                                                              -------      -------      --------     -------      -------
Less distributions:
  From net realized gain on investments.....................    (0.00)(c)    (0.20)           --          --           --
                                                              -------      -------      --------     -------      -------
Net asset value at end of period............................  $ 11.84      $ 11.14      $  10.89     $  9.96      $  7.03
                                                              =======      =======      ========     =======      =======
Total investment return.....................................     6.32%        4.06%         9.40%      41.69%      (26.41%)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss.......................................    (0.52%)      (0.26%)       (0.61%)     (0.73%)      (0.68%)
  Net expenses..............................................     0.98%        0.95%         0.95%       0.95%        0.95%
  Expenses (before reimbursement)...........................     0.98%        0.98%         1.14%       1.21%        1.29%
Portfolio turnover rate.....................................       60%          41%          108%         65%         126%
Net assets at end of period (in 000's)......................  $92,819      $94,855      $105,650     $90,085      $34,368

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP TOTAL RETURN PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  17.48     $  16.67     $  15.93     $  13.55     $  16.69
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.37(a)      0.33(a)      0.28(b)      0.27(a)      0.37
Net realized and unrealized gain (loss) on investments......      1.30         0.75         0.74         2.39        (3.13)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      1.67         1.08         1.02         2.66        (2.76)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.12)       (0.27)       (0.28)       (0.28)       (0.38)
  From net realized gain on investments.....................     (0.25)          --           --           --           --
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.37)       (0.27)       (0.28)       (0.28)       (0.38)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  18.78     $  17.48     $  16.67     $  15.93     $  13.55
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      9.50%        6.50%(c)     6.37%       19.68%      (16.57%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income.....................................      2.06%        1.96%        1.64%(b)     1.87%        2.28%
  Net expenses..............................................      0.59%        0.37%        0.62%        0.61%        0.61%
  Expenses (before reimbursement)...........................      0.59%        0.58%        0.62%        0.61%        0.61%
Portfolio turnover rate.....................................        61%(d)       76%(d)      111%          69%         101%
Net assets at end of period (in 000's)......................  $408,052     $451,605     $523,683     $558,181     $498,484

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  The portfolio turnover rate not including mortgage dollar rolls is 51% and 39% for the years ended December 31, 2006 and
     2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP VALUE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  17.29     $  16.47     $  14.96     $  11.91     $  15.35
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.32(a)      0.27(a)      0.18         0.21(a)      0.20
Net realized and unrealized gain (loss) on investments......      2.94         0.76         1.51         3.04        (3.43)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      3.26         1.03         1.69         3.25        (3.23)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.07)       (0.21)       (0.18)       (0.20)       (0.19)
  From net realized gain on investments.....................     (0.30)          --           --           --        (0.02)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.37)       (0.21)       (0.18)       (0.20)       (0.21)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  20.18     $  17.29     $  16.47     $  14.96     $  11.91
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     18.87%        6.24%(b)    11.28%       27.37%      (21.05%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.72%        1.58%        1.34%        1.60%        1.43%
  Net Expenses..............................................      0.62%        0.50%        0.65%        0.66%        0.65%
  Expenses (before reimbursement)...........................      0.62%        0.61%        0.65%        0.66%        0.65%
Portfolio turnover rate.....................................        46%          40%          81%          62%          64%
Net assets at end of period (in 000's)......................  $597,831     $548,065     $567,182     $418,992     $331,833

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.13% and 5.87% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at www.mainstayfunds.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833-01

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2007

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 25 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-7
                                                                 Common Stock Portfolio................    page A-9
                                                                 Developing Growth Portfolio...........    page A-11
                                                                 ICAP Select Equity Portfolio (formerly
                                                                   Basic Value Portfolio)..............    page A-13
                                                                 Income & Growth Portfolio.............    page A-16
                                                                 International Equity Portfolio........    page A-18
                                                                 Large Cap Growth Portfolio............    page A-20
                                                                 Mid Cap Core Portfolio................    page A-22
                                                                 Mid Cap Growth Portfolio..............    page A-24
                                                                 Mid Cap Value Portfolio...............    page A-27
                                                                 S&P 500 Index Portfolio...............    page A-29
                                                                 Small Cap Growth Portfolio............    page A-31
                                                                 Value Portfolio.......................    page A-33
                                                                  Blended
                                                                 *Balanced Portfolio...................    page A-35
                                                                 Convertible Portfolio.................    page A-38
                                                                 Total Return Portfolio................    page A-40
                                                                  Income
                                                                 Bond Portfolio........................    page A-42
                                                                 Cash Management Portfolio.............    page A-44
                                                                 *Floating Rate Portfolio..............    page A-46
                                                                 Government Portfolio..................    page A-48
                                                                 High Yield Corporate Bond Portfolio...    page A-50
                                                                  Asset Allocation
                                                                 *Conservative Allocation Portfolio....    page A-52
                                                                 *Growth Allocation Portfolio..........    page A-54
                                                                 *Moderate Allocation Portfolio........    page A-56
                                                                 *Moderate Growth Allocation
                                                                   Portfolio...........................    page A-58
                                                                 * Service Class shares only

INITIAL AND SERVICE CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY, BLENDED AND
  INCOME PORTFOLIOS.........................................    A-4
    Not Insured.............................................    A-4
    You Could Lose Money....................................    A-4
    NAV Will Fluctuate......................................    A-4
    More Information........................................    A-4
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE ASSET ALLOCATION
  PORTFOLIOS................................................    A-5
    Asset Allocation........................................    A-5
    Concentration Risk......................................    A-6
    "Fund of Funds" Structure and Expenses..................    A-6
    Not Insured.............................................    A-6
    You Could Lose Money....................................    A-6
    NAV Will Fluctuate......................................    A-6
    More Information........................................    A-6
CAPITAL APPRECIATION PORTFOLIO..............................    A-7
COMMON STOCK PORTFOLIO......................................    A-9
DEVELOPING GROWTH PORTFOLIO.................................   A-11
ICAP SELECT EQUITY PORTFOLIO (formerly BASIC VALUE
  PORTFOLIO)................................................   A-13
INCOME & GROWTH PORTFOLIO...................................   A-16
INTERNATIONAL EQUITY PORTFOLIO..............................   A-18
LARGE CAP GROWTH PORTFOLIO..................................   A-20
MID CAP CORE PORTFOLIO......................................   A-22
MID CAP GROWTH PORTFOLIO....................................   A-24
MID CAP VALUE PORTFOLIO.....................................   A-27
S&P 500 INDEX PORTFOLIO.....................................   A-29
SMALL CAP GROWTH PORTFOLIO..................................   A-31
VALUE PORTFOLIO.............................................   A-33
BALANCED PORTFOLIO..........................................   A-35
CONVERTIBLE PORTFOLIO.......................................   A-38
TOTAL RETURN PORTFOLIO......................................   A-40
BOND PORTFOLIO..............................................   A-42
CASH MANAGEMENT PORTFOLIO...................................   A-44
FLOATING RATE PORTFOLIO.....................................   A-46
GOVERNMENT PORTFOLIO........................................   A-48
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-50
CONSERVATIVE ALLOCATION PORTFOLIO...........................   A-52
GROWTH ALLOCATION PORTFOLIO.................................   A-54
MODERATE ALLOCATION PORTFOLIO...............................   A-56
MODERATE GROWTH ALLOCATION PORTFOLIO........................   A-58
INVESTMENT POLICIES.........................................   A-60
ASSET ALLOCATION PORTFOLIOS: INVESTMENT IN AFFILIATED
  UNDERLYING PORTFOLIOS.....................................   A-60
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-61
    CREDIT RISK.............................................   A-61
    DERIVATIVE SECURITIES...................................   A-61
    FOREIGN SECURITIES......................................   A-61
    GROWTH SECURITIES.......................................   A-62
    ILLIQUID AND RESTRICTED SECURITIES......................   A-62
    INITIAL PUBLIC OFFERINGS................................   A-62
    INTEREST RATE RISK......................................   A-62
    INVESTMENTS IN TECHNOLOGY SECTOR........................   A-62
    LENDING OF PORTFOLIO SECURITIES.........................   A-62
    LIQUIDITY RISK..........................................   A-62
    LOAN PARTICIPATION INTERESTS............................   A-62
    MARKET RISK.............................................   A-63
    MATURITY RISK...........................................   A-63
    MORTGAGE-RELATED AND ASSET-BACKED SECURITIES............   A-63
    PORTFOLIO TURNOVER......................................   A-63
    REAL ESTATE INVESTMENT TRUSTS ("REITS").................   A-63
    RISK MANAGEMENT TECHNIQUES..............................   A-63
    RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")....   A-64
    RISKS OF INVESTING IN SMALLER COMPANIES.................   A-64
    SWAP AGREEMENTS.........................................   A-64
    TEMPORARY DEFENSIVE INVESTMENTS.........................   A-64
    VALUE SECURITIES........................................   A-64
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..........   A-64
THE FUND AND ITS MANAGEMENT.................................   A-65
PURCHASE AND REDEMPTION OF SHARES...........................   A-70
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-72
GENERAL INFORMATION.........................................   A-72
FINANCIAL HIGHLIGHTS........................................   A-73

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class and Service Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-five separate series, each of which represents a separate portfolio of investments -- the MainStay VP Balanced Portfolio ("Balanced"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Conservative Allocation Portfolio ("Conservative Allocation"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Developing Growth Portfolio ("Developing Growth"), the MainStay VP Floating Rate Portfolio ("Floating Rate"), the MainStay VP Government Portfolio ("Government"), the MainStay VP Growth Allocation Portfolio ("Growth Allocation"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP ICAP Select Equity Portfolio ("ICAP Select Equity"), formerly MainStay VP Basic Value Portfolio, the MainStay VP Income & Growth Portfolio ("Income & Growth"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Large Cap Growth Portfolio ("Large Cap Growth"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value"), the MainStay VP Moderate Allocation Portfolio ("Moderate Allocation"), the MainStay VP Moderate Growth Allocation Portfolio ("Moderate Growth Allocation"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"), the MainStay VP Total Return Portfolio ("Total Return"), and the MainStay VP Value Portfolio ("Value"). The Conservative Allocation, Moderate Allocation, Moderate Growth Allocation, and Growth Allocation Portfolios (collectively the "Asset Allocation Portfolios") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in the other MainStay VP Portfolios(1) or other funds managed by New York Life Investment Management LLC ("NYLIM" or the "Manager") ("Underlying Portfolios") discussed in this prospectus, excluding the Balanced and Total Return Portfolios. Each Portfolio offers Initial Class and Service Class shares, except the Cash Management Portfolio, which offers only Initial Class shares. The Balanced, Floating Rate, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios only offer service class shares in this Prospectus. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Some of the Portfolios have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy"), and as underlying investments of the Asset Allocation Portfolios.

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts and the Asset Allocation Portfolios. The rights of the Separate Accounts and the Asset Allocation Portfolios as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

PROPOSED MERGER -- ON MARCH 6, 2007, THE BOARD OF DIRECTORS OF THE MAINSTAY VP SERIES FUND, INC. VOTED TO APPROVE, SUBJECT TO SHAREHOLDER APPROVAL, A MERGER OF THE MAINSTAY VP INCOME & GROWTH PORTFOLIO, SUBADVISED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., WITH AND INTO THE MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, SUBADVISED BY INSTITUTIONAL CAPITAL LLC. SHAREHOLDERS WHO OWN SHARES OF THE MAINSTAY VP INCOME & GROWTH PORTFOLIO AS OF APRIL 13, 2007 WILL RECEIVE FURTHER INFORMATION REGARDING THE PROPOSED MERGER IN A PROXY STATEMENT ON OR ABOUT MAY 15, 2007. THE PROXY STATEMENT WILL ALSO INCLUDE VOTING INSTRUCTION CARDS WITH WHICH TO VOTE ON THE MERGER AT A SPECIAL MEETING TO BE HELD ON JULY 11, 2007. IF APPROVED BY SHAREHOLDERS, THE MERGER WILL CLOSE ON OR ABOUT AUGUST 17, 2007.

---------------

(1) Currently, the Asset Allocation Portfolios invest solely in other MainStay VP Portfolios or other funds managed by NYLIM, certain government securities and cash equivalents. In June 2006, the Securities and Exchange Commission ("SEC") adopted a rule that allows the Asset Allocation Portfolios to invest in portfolios that are either managed by NYLIM or managed by an advisor not associated with NYLIM. As a result, the Manager may add portfolios that are not managed by NYLIM to the list of potential portfolios. It is anticipated that portfolios managed by NYLIM will at all times represent a significant portion of an Asset Allocation Portfolio's investments.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity, Blended and Income Portfolios

This Prospectus discusses twenty-five Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Blended Portfolios invest in a mix of equity and fixed income securities, the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of ten of the Portfolios and has retained subadvisors for fifteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts, real estate investment trusts ("REITs"), and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and a Portfolio's share price.

MORE INFORMATION
More detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Asset Allocation Portfolios

Each Asset Allocation Portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Portfolios. The Manager uses a two-stage asset allocation process to create an Asset Allocation Portfolio's portfolio of holdings. The first stage is a strategic asset allocation to determine the percentage of each Asset Allocation Portfolio's investable portfolio (meaning the Asset Allocation Portfolio's assets available for investment, other than working cash balances) to be invested in two broad asset classes -- equity and fixed income ("Underlying Equity Portfolios" and "Underlying Fixed Income Portfolios," respectively). The Manager monitors and periodically may adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. The following table illustrates each Asset Allocation Portfolio's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):

                              EQUITY
                -----------------------------------
                DOMESTIC   INTERNATIONAL    TOTAL      FIXED
                 EQUITY       EQUITY       EQUITY     INCOME
MainStay VP
  Conservative
  Allocation       35%         5%            40%        60%
  Portfolio
MainStay VP
  Growth
  Allocation       80%         20%          100%        0%
  Portfolio
MainStay VP
  Moderate
  Allocation       50%         10%           60%        40%
  Portfolio
MainStay VP
  Moderate
  Growth           65%         15%           80%        20%
  Allocation
  Portfolio

Percentages represent target allocations -- actual allocations percentages may vary up to +/- 10%.

The second stage involves the actual selection of Underlying Portfolios to represent the two broad asset classes (equity and fixed income) indicated above and determination of target weightings among the Underlying Portfolios for each Asset Allocation Portfolio's portfolio of holdings. An Asset Allocation Portfolio may invest in any or all of the Underlying Portfolios within an asset class, but will not normally invest in every portfolio at one time. For cash management purposes, each Asset Allocation Portfolio may hold a portion of its assets in U.S. government securities, cash, or cash equivalents. The Asset Allocation Portfolios also may invest in Underlying Portfolios that are money market funds. Please see page A-60 for a description of the affiliated portfolios in which the Asset Allocation Portfolios may invest.

The Underlying Portfolios use a broad array of investment styles and can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments. These securities are mainly issued by U.S. issuers but may be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of an Asset Allocation Portfolio's holdings, which could, in turn, adversely affect the performance of the Asset Allocation Portfolio. Please see the succeeding pages of this Prospectus for the strategies and risks associated with each Underlying Portfolio.

The Manager monitors each Asset Allocation Portfolio's holdings daily to ensure that the Underlying Portfolios and its actual asset class allocations among the Underlying Portfolios continue to conform to the Asset Allocation Portfolio's target allocations over time. The Manager will rebalance each Asset Allocation Portfolio's investments in the Underlying Portfolios as it deems appropriate to ensure that the Asset Allocation Portfolio remains within its target weightings and asset class allocations. The Manager may change the asset class allocations, or the portfolio of Underlying Portfolios, or the target weightings without prior approval from shareholders.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, an Asset Allocation Portfolio may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. Under such conditions, a Portfolio may not invest in accordance with its investment objectives or principal investment strategies and, as a result, there is no assurance that the Asset Allocation Portfolio will achieve its investment objectives.

ASSET ALLOCATION
Although allocation among different asset classes generally limits an Asset Allocation Portfolio's exposure to the risks of any one class, the risk remains that the Manager may favor an asset class that performs poorly relative to the other asset class. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Asset Allocation Portfolio were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

CONCENTRATION RISK
In connection with the asset allocation process, an Asset Allocation Portfolio may from time to time, invest more than 25% of its assets in one Underlying Portfolio. To the extent that an Asset Allocation Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio, and changes in the value of that Underlying Portfolio may have a significant effect on the net asset value of the Asset Allocation Portfolio.

"FUND OF FUNDS" STRUCTURE AND EXPENSES
The term "fund of funds" is used to describe mutual funds, such as the Asset Allocation Portfolios, that pursue their investment objectives by investing in other mutual funds. By investing in an Asset Allocation Portfolio, you will indirectly bear fees and expenses charged by the Underlying Portfolios in which the Asset Allocation Portfolio invests, in addition to the Asset Allocation Portfolio's direct fees and expenses. Your cost of investing in an Asset Allocation Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

NOT INSURED
An investment in the Asset Allocation Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of an Asset Allocation Portfolio's shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of an Asset Allocation Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of an Asset Allocation Portfolio's investment, can also affect security values and an Asset Allocation Portfolio's share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Asset Allocation Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;

- increasing return on investment; and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

The Portfolio also may invest up to 20% of its net assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio may also invest in convertible securities and real estate investment trusts ("REITs").

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Investments in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.45%    0.71%     4.27%
  Service Class(1)                   4.19%    0.45%     4.00%
Russell 1000(R) Growth Index(2)      9.07%    2.69%     5.44%
S&P 500(R) Index(3)                 15.79%    6.19%     8.42%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/97 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 1000(R) Growth Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Portfolio selected the Russell 1000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500(R) Index as a secondary benchmark.
(3) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[Bar Chart]

97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16
05                                                                                8.41
06                                                                                4.45

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                             INITIAL   SERVICE
                                              CLASS     CLASS
                                             -------   -------
    Advisory Fee                              0.36%     0.36%
    Distribution and Service (12b-1) Fees     None      0.25%(1)
    Other Expenses(2)
    (includes Administration Fee of 0.20%)    0.26%     0.26%
    Total Annual Portfolio Operating
      Expenses(3)                             0.62%     0.87%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346        $  774
  Service Class           $89        $278        $482        $1,073

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $1.4 billion to $446.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $863 million to $410.7 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with risk of loss. Some of the securities therefore, may carry above-average risk, compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        23.35%
Lowest Return/Worst Quarter              1/01       -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      16.47%    5.89%     8.33%
  Service Class(1)                   16.18%    5.62%     8.06%
S&P 500(R) Index(2)                  15.79%    6.19%     8.42%
Russell 1000(R) Index(3)             15.46%    6.82%     8.64%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/97 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                               10.90
05                                                                                7.70
06                                                                               16.47

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.25%     0.25%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses(2)
    (includes Administration Fee of
    0.20%)                                  0.27%     0.27%
    Total Annual Portfolio Operating
      Expenses(3)                           0.52%     0.77%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653
  Service Class           $79        $246        $428         $954

                    MAINSTAY VP DEVELOPING GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL INVESTMENT STRATEGIES -- Normally, the Portfolio invests primarily in the common stocks of companies with above average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its total assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the S&P 500(R) Index), and their shares are frequently traded over the counter. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000(R) Index, a widely-used benchmark for small-cap stock performance. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, the market capitalization range of the Russell 2000(R) Index was $74 million to $3.7 billion. Lord, Abbett & Co. LLC, the Portfolio's Subadvisor, purchases the securities of companies that it believes have passed the pitfalls of the formative years, and may now be in a position to grow rapidly in their market. The Subadvisor uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years. The Portfolio may also engage in securities lending.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. The stocks of developing growth companies may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.


Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.


The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

DEVELOPING GROWTH PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                      4/01         25.37%
Lowest Return/Worst Quarter                      3/02        -23.20%

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                     SINCE
                                                   INCEPTION
                                 1 YEAR  5 YEARS    5/1/98
Developing Growth Portfolio --
  Initial Class                  12.64%   5.61%      2.12%
  Service Class(1)               12.36%   5.34%      1.86%
Russell 2000(R) Growth Index(2)  13.35%   6.93%      2.76%
S&P 500(R) Index(3)              15.79%   6.19%      4.48%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 2000(R) Growth Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Portfolio selected the Russell 2000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500(R) Index as a secondary benchmark.
(3) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[BAR CHART]

99                                                                               32.19
00                                                                              -19.08
01                                                                               -7.34
02                                                                              -28.98
03                                                                               38.49
04                                                                                5.86
05                                                                               12.04
06                                                                               12.64

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                             INITIAL   SERVICE
                                              CLASS     CLASS
                                             -------   -------
    Advisory Fee(1)                           0.60%     0.60%
    Distribution and Service (12b-1) Fees     None      0.25%(2)
    Other Expenses(3)
    (includes Administration Fee of 0.20%)    0.36%     0.36%
    Total Annual Portfolio Operating
      Expenses(4 5)                           0.96%     1.21%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $200 million, 0.55% from $200 million to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.
(5) Expenses have been restated to reflect current fees.

EXAMPLE


This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 98       $306        $531        $1,178
  Service Class           $123       $384        $665        $1,466

                   MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO*

INVESTMENT OBJECTIVE -- The ICAP Select Equity Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $2 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those that Institutional Capital LLC ("ICAP"), the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- ICAP uses a team approach with a primarily large-cap value oriented investment style. ICAP's investment process involves three key components: research, valuation, and identification of a catalyst.

Research is key to ICAP's investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product). Before a security is added to the Portfolio, ICAP's investment team generally discusses, evaluates and approves each recommendation.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to sell a security when its target price is achieved, the catalyst becomes inoperative, or another stock offers greater opportunity for appreciation.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks (including the stocks in which the Portfolio may invest) is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security

---------------

*Formerly MainStay VP Basic Value Portfolio.

purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

The Portfolio typically will hold between 25 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Returns shown include periods during which the Portfolio was managed by a different subadvisor. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


ICAP SELECT EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%

                      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                                                 SINCE
                                                                         5     INCEPTION
                                                              1 YEAR   YEARS    5/1/98
ICAP Select Equity Portfolio --
  Initial Class                                               19.31%   6.70%     5.14%
  Service Class(1)                                            19.00%   6.44%     4.88%
S&P 500(R) Index(2)                                           15.79%   6.19%     4.48%
S&P 500/Citigroup Value Index(3)                              20.80%   9.06%     5.98%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index. The Portfolio has selected the S&P 500(R) Index as its primary benchmark index in replacement of the S&P 500/Citigroup Value Index. The Portfolio selected the S&P 500(R) Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500/Citigroup Value Index as a secondary benchmark.
(3) The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Index returns prior to January 1, 2006, inception of the Index, reflect the returns of the S&P 500/Barra Index. You cannot invest directly in an index.

[BAR CHART]

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37
05                                                                                5.44
06                                                                               19.31

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.60%     0.60%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses(3)
    (includes Administration Fee of 0.20%)   0.33%     0.33%
    Total Annual Portfolio Operating
      Expenses(4 5)                          0.93%     1.18%
    Less Waivers/Reimbursements             -0.05%    -0.05%
    Net Annual Portfolio Operating
      Expenses                               0.88%     1.13%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has contractually agreed to waive its advisory fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. Without this contractual waiver, the actual advisory fee would be 0.60% on assets up to $250 million and 0.55% on assets in excess of $250 million. The contractual waiver may be modified or terminated only with the approval of the Board of Directors.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.
(5) Expenses have been restated to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 90       $281        $488        $1,084
  Service Class           $115       $359        $622        $1,375

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a quantitative model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

The portfolio managers generally sell stocks from the Portfolio when they believe:

- a stock becomes too expensive relative to other stock opportunities;

- a stock's risk parameters outweigh its return opportunity;

- more attractive alternatives are identified; or

- specific events alter a stock's prospects.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the Portfolio may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Portfolio limits its purchase of debt securities to investment grade obligations, and other similar securities. Futures contracts, a type of derivative security, can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

The Portfolio's investments may include derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to enhance return or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

    INCOME & GROWTH PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR   RETURN
Highest Return/Best Quarter                            2/03         15.97%
Lowest Return/Worst Quarter                            3/02        -17.06%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/98
Income & Growth Portfolio --
  Initial Class                                               16.86%    7.38%      4.81%
  Service Class(1)                                            16.57%    7.12%      4.55%
S&P 500(R) Index(2)                                           15.79%    6.19%      4.48%

(1) Performance for the Service Class shares, first offered 6/13/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/12/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


[BAR CHART]

99                                                                               17.59
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65
05                                                                                4.69
06                                                                               16.86

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses(3)
    (includes Administration Fee of 0.20%)   0.32%     0.32%
    Total Annual Portfolio Operating
      Expenses(4)                            0.82%     1.07%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% on assets in excess of $200 million.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 84       $262        $455        $1,014
  Service Class           $109       $340        $590        $1,306

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

The Portfolio's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low quality earnings, that may not be sustainable or recurring, weak or high-risk business models or weak balance sheets.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

In unusual market conditions, the International Equity Portfolio may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include derivatives such as options and forwards. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        20.35%
Lowest Return/Worst Quarter              3/98       -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                  1 YEAR   5 YEARS   10 YEARS
International Equity
  Portfolio --
  Initial Class                   31.33%   15.64%     9.22%
  Service Class(1)                31.00%   15.36%     8.95%
Morgan Stanley Capital
  International EAFE Index(2)     26.34%   14.98%     7.71%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/97 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34
05                                                                                7.99
06                                                                               31.33

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.60%     0.60%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses(2)
    (includes Administration Fee of 0.20%)   0.32%     0.32%
    Total Annual Portfolio Operating
      Expenses(3)                            0.92%     1.17%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 94       $293        $509        $1,131
  Service Class           $119       $372        $644        $1,420

                     MAINSTAY VP LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio invests in companies that have the potential for above-average future earnings growth with management focused on shareholder value. Under normal circumstances, the Portfolio invests at least 80% of its assets in large capitalization companies. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally are improving their financial returns. The Portfolio's investment strategy may result in high portfolio turnover.

INVESTMENT PROCESS -- The Portfolio will invest in those companies that Winslow Capital Management, Inc., the Portfolio's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes:

- addressing markets with growth opportunities;

- leading or gaining market share;

- identifiable and sustainable competitive advantages;

- a management team that can perpetuate the firm's competitive advantages; and

- high, and preferably rising, returns on investors' capital.

The Subadvisor takes a "bottom-up" investment approach when selecting investments for the Portfolio. This means it bases investment decisions on company specific factors, not general economic conditions. The Subadvisor also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when:

- the fundamental business prospects are deteriorating; and/or

- a stock becomes fully valued or a position exceeds 5% of the Portfolio.

Additionally, all stocks that decline 20% or more from a recent high are immediately reviewed for possible fundamental deterioration.

Typically, the Subadvisor invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.).

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Therefore, some of the securities may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its investment strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Since the Portfolio may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Please see "More About Investment Strategies and Risks" for a more detailed discussion of foreign securities risks.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


LARGE CAP GROWTH PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                      4/99       44.97%
Lowest Return/Worst Quarter                      3/01      -21.11%

              AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                                 SINCE
                                                               INCEPTION
                                            1 YEAR   5 YEARS    5/1/98
Large Cap Growth Portfolio --
 Initial Class                              7.24%     0.10%      4.56%
 Service Class(1)                           6.97%    -0.15%      4.29%
Russell 1000(R) Growth Index(2)             9.07%     2.69%      1.27%
S&P 500(R) Index(3)                         15.79%    6.19%      4.48%

(1) Performance for the Service Class shares, first offered 6/6/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/5/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 1000(R) Growth Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Portfolio selected the Russell 1000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500(R) Index as a secondary benchmark.
(3) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32
05                                                                                4.35
06                                                                                7.24

                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                 INITIAL   SERVICE
                                                  CLASS     CLASS
                                                 -------   -------
    Advisory Fee(1)                               0.50%     0.50%
    Distribution and Service (12b-1) Fees         None      0.25%(2)
    Other Expenses(3)
    (includes Administration Fee of 0.20%)        0.30%     0.30%
    Total Annual Portfolio Operating Expenses(4
      5)                                          0.80%     1.05%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $200 million and 0.40% on assets in excess of $200 million.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.
(5) Expenses have been restated to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Initial Class               $ 82       $255        $444        $  990
 Service Class               $107       $334        $579        $1,283

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. NYLIM, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $863 million to $20.7 billion.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP CORE PORTFOLIO -- INITIAL CLASS                       QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/03         14.83%
Lowest Return/Worst Quarter                                      3/02        -15.60%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                        SINCE
                                                                                      INCEPTION
                                                               1 YEAR      5 YEARS     7/2/01
Mid Cap Core Portfolio --
  Initial Class                                                14.96%      13.94%      11.35%
  Service Class(1)                                             14.67%      13.66%      11.07%
Russell Midcap(R) Index(2)                                     15.26%      12.88%      10.87%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -12.92
03                                                                               35.43
04                                                                               22.27
05                                                                               15.86
06                                                                               14.96

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                             INITIAL    SERVICE
                                              CLASS      CLASS
                                             -------    -------
    Management Fee(1)                         0.85%      0.85%
    Distribution and Service (12b-1) Fees     None       0.25%(2)
    Other Expenses                            0.08%      0.08%
    Acquired (Underlying) Portfolio Fees
      and Expenses                            0.01%      0.01%
    Total Annual Portfolio Operating
      Expenses(3 4)                           0.94%      1.19%

(1) The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets and reflects an aggregate fee for advisory and administrative services. Effective January 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.80% for assets over $500 million. Without this contractual waiver, the actual management fee would be 0.85% on all asset levels. This contractual waiver may be modified or terminated only with the approval of the Board of Directors.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

(4) Net Annual Portfolio Operating Expenses, excluding Underlying Portfolio Operating Expenses, is 0.93% for the Initial Class and 1.18% for the Service Class.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 96       $300        $520        $1,155
  Service Class           $121       $378        $654        $1,443

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index from time to time, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $1.3 billion to $20.7 billion. The Portfolio seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also in the Russell 1000(R) Growth Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


MID CAP GROWTH PORTFOLIO -- INITIAL
 CLASS                                  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 2/03       24.32%
Lowest Return/Worst Quarter                 3/02      -18.46%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                  SINCE
                                                                                INCEPTION
                                                              1 YEAR   5 YEAR    7/2/01
Mid Cap Growth Portfolio --
  Initial Class                                                9.24%   10.15%     7.44%
  Service Class(1)                                             8.97%    9.88%     7.17%
Russell MidCap(R) Growth Index(2)                             10.66%    8.22%     5.77%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -28.59
03                                                                               44.78
04                                                                               22.61
05                                                                               17.10
06                                                                                9.24

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.75%      0.75%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses(3)                      0.07%      0.07%
    Total Annual Portfolio Operating
      Expenses(4)                          0.82%      1.07%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 84       $262        $455        $1,014
  Service Class           $109       $340        $590        $1,306

                      MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $863 million to $20.5 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, typically pay dividends, although these may be non dividend-paying stocks if they meet the "undervalued" criteria, and are listed on a national securities exchange or traded in the over-the-counter market.

The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and may invest in real estate investment trusts ("REITs").

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

The Portfolio may also engage in securities lending.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including valuation, prospects for future growth in earnings and free cash flow, ability to grow dividends, estimated value of the company's assets, and corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management, or when a security has reached what the manager perceives to be its full value.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR   5 YEARS    7/2/01
Mid Cap Value Portfolio --
  Initial Class                  14.05%    9.32%      8.22%
  Service Class(1)               13.77%    9.04%      7.95%
Russell Midcap(R) Value
  Index(2)                       20.22%   15.88%     14.15%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -14.57
03                                                                               28.97
04                                                                               17.54
05                                                                                5.70
06                                                                               14.05

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1)                       0.70%     0.70%
    Distribution and Service (12b-1) Fees   None      0.25%(2)
    Other Expenses                          0.06%     0.06%
    Acquired (Underlying) Portfolio Fees
      and Expenses                          0.02%     0.02%
    Total Annual Portfolio Operating
      Expenses(3 4)                         0.78%     1.03%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.
(4) Net Annual Portfolio Operating Expenses, excluding Underlying Portfolio Operating Expenses, is 0.76% for the Initial Class and 1.01% for the Service Class.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 80       $249        $433        $  966
  Service Class           $105       $328        $569        $1,259

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The market capitalizations of companies in this index fluctuate; as of the date of this Prospectus, they range from $1.4 billion to $446.9 billion.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures, which are a type of derivative, that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transaction costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. However, the Portfolio may lose money using derivatives.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter                             4/98       21.46%
Lowest Return/Worst Quarter                             3/02      -17.16%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                   1 YEAR   5 YEARS   10 YEARS
S&P 500 Index Portfolio --
  Initial Class                    15.45%    5.91%     8.14%
  Service Class(1)                 15.16%    5.64%     7.87%
S&P 500(R) Index(2)                15.79%    6.19%     8.42%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/97 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49
05                                                                                4.77
06                                                                               15.45

                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Advisory Fee(1)                        0.09%      0.09%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses(3)
    (includes Administration Fee of
    0.20%)                                 0.26%      0.26%
    Total Annual Portfolio Operating
      Expenses(4)                          0.35%      0.60%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has voluntarily agreed to waive a portion of its advisory fee so that the advisory fee is 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would be 0.10% up to $1 billion and 0.075% on assets in excess of $1 billion.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $36        $113        $197         $443
  Service Class           $61        $192        $335         $750

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation by investing in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Growth Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $74 million to $3.7 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.

The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values.

INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics: above-average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises and strong management ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.

Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in volume typical of stocks listed on a national securities exchange.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH
 PORTFOLIO -- INITIAL CLASS           QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        21.26%
Lowest Return/Worst Quarter              3/02       -19.57%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                      SINCE
                                                    INCEPTION
                                  1 YEAR   5 YEAR    7/2/01
Small Cap Growth Portfolio --
  Initial Class                    6.32%    4.77%     3.45%
  Service Class(1)                 6.06%    4.51%     3.19%
Russell 2000(R) Growth Index(2)   13.35%    6.93%     4.42%
Russell 2000(R) Index(3)          18.37%   11.39%     9.47%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 2000(R) Growth Index as its primary benchmark index in replacement of the Russell 2000(R) Index. The Portfolio selected the Russell 2000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the Russell 2000(R) Index as a secondary benchmark.
(3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -26.41
03                                                                               41.69
04                                                                                9.40
05                                                                                4.06
06                                                                                6.32

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                             INITIAL   SERVICE
                                              CLASS     CLASS
                                             -------   -------
    Management Fee(1)                         0.90%     0.90%
    Distribution and Service (12b-1) Fees     None      0.25%(2)
    Other Expenses(3)                         0.08%     0.08%
    Total Annual Portfolio Operating
      Expenses(4)                             0.98%     1.23%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $100       $312        $542        $1,201
  Service Class           $125       $390        $676        $1,489

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in equity securities. The Portfolio is not designated or managed primarily to produce current income.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields LLC, the Portfolio's Subadvisor believes are "undervalued" (selling below their value) when purchased;

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios;

  - the company's book value;

  - estimated value of the company's assets (liquidation value); and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                       1 YEAR   5 YEARS   10 YEARS
Value Portfolio --
  Initial Class                        18.87%    7.16%      7.46%
  Service Class(1)                     18.58%    6.89%      7.19%
Russell 1000(R) Value Index(2)         22.25%   10.86%     11.00%

(1) Performance for the Service Class Shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/97 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[BAR CHART]

97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28
05                                                                                6.24
06                                                                               18.87

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Advisory Fee                           0.36%      0.36%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(1)
    Other Expenses(2)
    (includes Administration Fee of
    0.20%)                                 0.27%      0.27%
    Total Annual Portfolio Operating
      Expenses(3)                          0.63%      0.88%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $64        $202        $351        $  786
  Service Class           $90        $281        $488        $1,084

                         MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT OBJECTIVE -- The Balanced Portfolio's investment objective is to seek high total return.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio invests approximately 60% of its assets plus any borrowings in stocks and 40% of its assets plus any borrowings in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Portfolio will always invest at least 25% of its assets plus any borrowings in fixed-income securities. By holding both stocks and bonds the Portfolio seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS -- The Portfolio generally invests in dividend-paying, mid-capitalization stocks that NYLIM, the Portfolio's Manager, determines are value stocks. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and have large amounts of stock outstanding. The Portfolio considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. The Portfolio may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Portfolio considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization. The Portfolio may invest in such stocks if the Manager determines they are value stocks.

"Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Portfolio's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Portfolio fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Portfolio also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration. Generally, a shorter duration indicates less sensitivity than a longer duration. The fixed income portion of the portfolio:


- has an intermediate term duration which ranges from three to five years; and


- has a laddered maturity schedule, which means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Portfolio manage duration and risk, and attempts to create a more consistent return.


The Portfolio may lend its portfolio securities and may invest:


- up to 20% of its net assets in foreign securities, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in mortgage-backed and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of receivables.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Portfolio's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to: fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy.

The Portfolio's investments may include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the portfolio to lose money. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of securities lending also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the securities or their value.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

BALANCED PORTFOLIO -- SERVICE CLASS                           QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      4/06          4.92%
Lowest Return/Worst Quarter                                      2/06         -0.15%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 5/2/05
Balanced Portfolio --
  Service Class                                                    10.42%              9.60%
Russell MidCap(R) Value Index(1)                                   20.22%             21.33%
Balanced Composite Index(2)                                        13.57%             13.81%
Merrill Lynch Corporate & Government 1-10 Years Bond
  Index(3)                                                          4.10%              3.26%

(1) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. You cannot invest directly in an index.

(2) The Balanced Composite Index consists of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively. You cannot invest directly in an index.

(3) Merrill Lynch Corporate and Government 1-10 Years Bond Index is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds with at least $100 million par amount outstanding. You cannot invest directly in an index.

[BAR CHART]

06                                                                               10.42
--                                                                               -----

                 Annual total returns (12/31) -- Service Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                   SERVICE
                                                    CLASS
                                                   -------
    Management Fee(1)                                0.75%
    Distribution and Service (12b-1) Fees            0.25%(2)
    Other Expenses(3)                                0.10%
    Total Annual Portfolio Operating Expenses(4)     1.10%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Service Class           $112       $350        $606        $1,340

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                              1 YEAR  5 YEARS  10 YEARS
Convertible Portfolio --
  Initial Class               10.44%    7.05%     8.38%
  Service Class(1)            10.16%    6.79%     8.12%
Merrill Lynch All US
  Convertible Securities
  Index(2)                    12.83%    7.75%     8.54%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/97 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Merrill Lynch All US Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11
05                                                                                6.59
06                                                                               10.44

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.36%     0.36%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses(2) (includes
    Administration Fee of 0.20%)            0.28%     0.28%
    Total Annual Portfolio Operating
      Expenses(3)                           0.64%     0.89%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $65        $205        $357        $  798
  Service Class           $91        $284        $493        $1,096

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in U.S., equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that MacKay Shields LLC, the Portfolio's Subadvisor believes to be undervalued.

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by the Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.

In addition, of its investments in debt securities the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio's investment.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%

            AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                          1 YEAR  5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                            9.50%    4.37%    6.37%
 Service Class(1)                         9.23%    4.11%    6.10%
S&P 500(R) Index(2)                       15.79%   6.19%    8.42%
Russell 1000(R) Index(3)                  15.46%   6.82%    8.64%
Total Return Core Composite Index(4)      10.93%   6.36%    8.02%
Lehman Brothers Aggregate Bond Index(5)   4.33%    5.06%    6.24%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/97 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. You cannot invest directly in an index.

(4) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. You cannot invest directly in an index.

[BAR CHART]

97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37
05                                                                                6.50
06                                                                                9.50

                 Annual total returns (12/31) -- Initial Class

(5) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.32%     0.32%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses(2)
    (includes Administration Fee of
    0.20%)                                  0.27%     0.27%
    Total Annual Portfolio Operating
      Expenses(3)                           0.59%     0.84%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738
  Service Class           $86        $268        $466        $1,037

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  3/02       5.43%
Lowest Return/Worst Quarter                  2/04      -2.39%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio --
  Initial Class                     4.55%     4.94%     6.05%
  Service Class(1)                  4.29%     4.67%     5.78%
Merrill Lynch Corporate and
  Government Master Index(2)        3.83%     5.16%     6.28%
Lehman Brothers(R) Aggregate Bond
  Index(3)                          4.33%     5.06%     6.24%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/97 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

(3) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.


[BAR CHART]

97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09
05                                                                                2.18
06                                                                                4.55

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.25%     0.25%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses(2)
    (includes Administration Fee of
    0.20%)                                  0.27%     0.27%
    Total Annual Portfolio Operating
      Expenses(3)                           0.52%     0.77%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653
  Service Class           $79        $246        $428         $954

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars.

The Portfolio may also invest in variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a security or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include political and economic instability, less publicly available information about issuers, and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss greater than the amount of its initial investment. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Portfolio's investments.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                      1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio -- Initial
  Class                               4.57%     2.07%     3.54%
Lipper Money Market Funds Index(1)    4.51%     1.97%     3.44%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

[BAR CHART]

97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85
05                                                                               2.96
06                                                                               4.57

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.27%
Total Annual Portfolio Operating
  Expenses                               0.52%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                      MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When NYLIM, the Portfolio's Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are usually rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including: credit risk, liquidity, and interest rates.

The floating rate loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Portfolio from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a Portfolio's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio may invest in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

FLOATING RATE PORTFOLIO -- SERVICE CLASS                      QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      4/06          1.80%
Lowest Return/Worst Quarter                                      2/06          0.75%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 5/2/05
Floating Rate Portfolio --
  Service Class()                                                   5.73%              4.57%
Credit Suisse Leveraged Loan Index(1)                               7.33%              6.75%

(1) The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non investment-grade loans. You cannot invest directly in an index.

[BAR CHART]

06                                                                               5.73
--                                                                               ----

                 Annual total returns (12/31) -- Service Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                   SERVICE
                                                    CLASS
                                                   -------
    Management Fee(1)                               0.60%
    Distribution and Service (12b-1) Fees           0.25%(2)
    Other Expenses                                  0.10%
    Total Annual Portfolio Operating Expenses       0.95%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Service Class           $ 97       $303        $525        $1,166

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 3/02       5.46%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    4.06%     4.26%     5.63%
  Service Class(1)                 3.80%     3.99%     5.36%
Lehman Brothers Government Bond
  Index(2)                         3.48%     4.64%     6.01%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/97 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33
05                                                                                2.38
06                                                                                4.06

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses(2)
    (includes Administration Fee of 0.20%)   0.27%     0.27%
    Total Annual Portfolio Operating
      Expenses(3)                            0.57%     0.82%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $58        $183        $318        $  714
  Service Class           $84        $262        $455        $1,014

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                              1 YEAR   5 YEARS   10 YEARS
High Yield Corporate Bond Portfolio -- Initial Class          12.04%   12.59%     8.87%
  Service Class(1)                                            11.76%   12.31%     8.61%
Credit Suisse(TM) High Yield Index(2)                         11.91%   11.07%     7.09%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/97 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Credit Suisse(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               13.03
--                                                                               -----
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72
05                                                                                2.94
06                                                                               12.04

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses(2)
    (includes Administration Fee of 0.20%)   0.26%     0.26%
    Total Annual Portfolio Operating
      Expenses(3)                            0.56%     0.81%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $57        $179        $313        $  701
  Service Class           $83        $259        $450        $1,002

                 MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Conservative Allocation Portfolio's investment objective is to seek current income and, secondarily, long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Fixed Income Portfolios and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- High Portfolio Turnover

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE

Since the Portfolio does not have a full calendar year of performance information, no performance information is yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                   SERVICE
                                                    CLASS
                                                   -------
    Management Fee                                  None
    Distribution and/or Service (12b-1) Fees        0.25%(1)
    Other Expenses(2)                               0.28%
    Acquired (Underlying) Portfolio Fees and
      Expenses(3)                                   0.61%
    Total Annual Portfolio Operating Expenses       1.14%
    Less Expense Reimbursement                     -0.03%
    Net Annual Portfolio and Underlying Portfolio
      Expenses                                      1.11%
    Net Annual Portfolio Operating Expenses
      (excluding Underlying Portfolio Operating
      Expenses)                                     0.50%

(1) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(2) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(3) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios based on the allocation of the Fund's assets among the Underlying Portfolios during the Portfolio's fiscal year ending December 31, 2006. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios and the actual expenses of the Underlying Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Service Class                    $113     $353      $612      $1,352

                    MAINSTAY VP GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Growth Allocation Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios (normally within a range of 85%-100%). For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- Liquidity Risk

- High Portfolio Turnover

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE

Since the Portfolio does not have a full calendar year of performance information, no performance information is yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                   SERVICE
                                                    CLASS
                                                   -------
    Management Fee                                   None
    Distribution and/or Service (12b-1) Fees         0.25%(1)
    Other Expenses(2)                                0.24%
    Acquired (Underlying) Portfolio Fees and
    Expenses(3)                                      0.74%
    Total Annual Portfolio Operating Expenses        1.23%
    Net Annual Portfolio Operating Expenses
    (excluding Underlying Portfolio Operating
    Expenses)                                        0.49%

(1) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(2) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(3) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios based on the allocation of the Fund's assets among the Underlying Portfolios during the Portfolio's fiscal year ending December 31, 2006. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios and the actual expenses of the Underlying Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Service Class           $125       $390        $676        $1,489

                   MAINSTAY VP MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Moderate Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Equity Portfolios and approximately 40% (within a range of 30%-50%) of its assets in Underlying Fixed Income Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- High Portfolio Turnover

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE

Since the Portfolio does not have a full calendar year of performance information, no performance information is yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                   SERVICE
                                                    CLASS
                                                   -------
    Management Fee                                  None
    Distribution and/or Service (12b-1) Fees        0.25%(1)
    Other Expenses(2)                               0.15%
    Acquired (Underlying) Portfolio Fees and
      Expenses(3)                                   0.64%
    Total Annual Portfolio Operating Expenses       1.04%
    Net Annual Portfolio Operating Expenses
      (excluding Underlying Portfolio Operating
      Expenses)                                     0.40%

(1) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(2) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(3) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios based on the allocation of the Fund's assets among the Underlying Portfolios during the Portfolio's fiscal year ending December 31, 2006. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios and the actual expenses of the Underlying Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Service Class                    $106     $331      $574      $1,271

                MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Moderate Growth Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70%-90%) of its assets in Underlying Equity Portfolios and approximately 20% (within a range of 10%-30%) of its assets in Underlying Fixed Income Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-5 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios, which could adversely affect the performance of the Portfolio, are:

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- High Portfolio Turnover

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE

Since the Portfolio does not have a full calendar year of performance information, no performance information is yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                   SERVICE
                                                    CLASS
                                                   -------
    Management Fee                                  None
    Distribution and/or Service (12b-1) Fees        0.25%(1)
    Other Expenses(2)                               0.13%
    Acquired (Underlying) Portfolio Fees and
      Expenses(3)                                   0.70%
    Total Annual Portfolio Operating Expenses       1.08%
    Net Annual Portfolio Operating Expenses
      (excluding Underlying Portfolio Operating
      Expenses)                                     0.38%

(1) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(2) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(3) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios based on the allocation of the Fund's assets among the Underlying Portfolios during the Portfolio's fiscal year ending December 31, 2006. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios and the actual expenses of the Underlying Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Service Class           $110       $343        $595        $1,317

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio which, under normal circumstances no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio may not be subject to such constraints on new investments. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investment, this means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as described above) in that type or style of investment.

  ASSET ALLOCATION PORTFOLIOS: INVESTMENT IN AFFILIATED UNDERLYING PORTFOLIOS

--------------------------------------------------------------------------------

The Manager has discretion, within the terms of this Prospectus, to select and substitute Underlying Portfolios and to establish target weightings for each Asset Allocation Portfolio. The Manager may be subject to potential conflicts of interest in selecting the Underlying Portfolios because the fees paid to it and its affiliates by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Similarly, the portfolio manager may have incentives to select certain Underlying Portfolios due to compensation considerations. However, the Manager and portfolio managers have a fiduciary duty to the Asset Allocation Portfolios to act in their best interests when selecting Underlying Portfolios and the Board of Directors of the Asset Allocation Portfolios (the "Board") oversees the Manager's performance.

The Asset Allocation Portfolios may invest in Underlying Portfolios and may also invest in MainStay mutual funds managed by NYLIM that are not portfolios of the Fund. The name of each MainStay mutual fund in which the Asset Allocation Portfolios may invest, its respective investment objective and primary investments are as follows:

     UNDERLYING
 EQUITY PORTFOLIOS    INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay All Cap      Seeks long-term       Securities of
  Growth Fund         growth of capital.    companies with
                      Dividend income, if   market
                      any, is a             capitalizations
                      consideration         that range from $74
                      incidental to the     million to $410.7
                      Fund's objective of   billion as
                      growth of capital.    described by the
                                            Russell 3000(R)
                                            Index.(1)
MainStay All Cap      Seeks maximum         Securities of
  Value Fund          long-term total       companies across
                      return from a         the entire range of
                      combination of        market
                      capital growth and    capitalizations.
                      income.

     UNDERLYING
 EQUITY PORTFOLIOS    INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay Growth       Seeks long-term       Equity securities
  Equity Fund         growth of capital.    of large companies
                                            with market
                                            capitalizations of
                                            $1.3 billion to
                                            $410.7 billion as
                                            described by the
                                            Russell 1000(R)
                                            Growth Index.(1)
MainStay ICAP Equity  Seeks a superior      U.S. dollar-
  Fund                total return with     denominated equity
                      only a moderate       securities of
                      degree of risk.       companies with
                                            market
                                            capitalizations of
                                            at least $2
                                            billion.
MainStay ICAP         Seeks a superior      Equity securities
  International Fund  total return with     of foreign
                      income as a           companies with
                      secondary objective.  market
                                            capitalizations of
                                            at least $2
                                            billion.
MainStay Large Cap    Seeks high total      Common and
  Opportunity Fund    return.               preferred stock of
                                            large companies
                                            with market
                                            capitalizations of
                                            $863 million to
                                            $410.7 billion as
                                            described by the
                                            Russell 1000(R)
                                            Index.(1)
MainStay MAP Fund     Seeks long-term       Common stocks and
                      appreciation of       convertible
                      capital with income   securities of U.S.
                      as a secondary        companies.
                      objective.

     UNDERLYING
 EQUITY PORTFOLIOS    INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay Mid Cap      Seeks high total      Common and
  Opportunity Fund    return.               preferred stock of
                                            companies with
                                            market
                                            capitalizations of
                                            $863 million to
                                            $20.5 billion as
                                            described by the
                                            Russell Midcap(R)
                                            Value Index.(1)
MainStay Small Cap    Seeks long-term       Common stock and
  Value Fund          capital               convertible
                      appreciation.         securities of
                                            companies with
                                            market
                                            capitalizations of
                                            $85 million to $3.6
                                            billion as
                                            described by the
                                            Russell 2000(R)
                                            Value Index.(1)

(1) The market capitalizations of companies in this Index fluctuate; the ranges shown are as of the date of this Prospectus.

  UNDERLYING FIXED
 INCOME PORTFOLIOS    INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay Diversified  Seeks to provide      Diversified
  Income Fund         current income and    portfolio of
                      competitive overall   domestic and
                      return.               foreign debt or
                                            debt-related
                                            securities issued
                                            by government and
                                            corporations.
MainStay Indexed      Seeks to provide      Corporate and U.S.
  Bond Fund           investment results    Government fixed
                      that correspond to    income securities
                      the total return      in the BIG Index.
                      performance of the
                      BIG Index.(2)
MainStay Short Term   Seeks to maximize     Diversified
  Bond                total return,         portfolio of debt
                      consistent with       securities with
                      liquidity and         maturities of 3
                      preservation of       years of less.
                      capital.

(2) The Citigroup Broad Investment Grade Bond Index (the "BIG Index") is an unmanaged capitalization weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios, including the Underlying Portfolios in which the Asset Allocation Portfolios may invest. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

CREDIT RISK

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

DERIVATIVE SECURITIES

Certain Portfolios may invest in derivative securities. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the amount of its initial investment. When using derivative instruments, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

GROWTH SECURITIES

Certain Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

ILLIQUID AND RESTRICTED SECURITIES

A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INTEREST RATE RISK

When interest rates rise, the prices of fixed income securities in the Portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolios generally will rise.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Portfolios might not be able to recover the securities or their value. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Portfolio from selling these illiquid securities at an advantageous time or price. Underlying Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MARKET RISK

The value of securities in which the Portfolios may invest may decline due to changing economic, political or market conditions or disappointing earnings results.

MATURITY RISK

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of its share price.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investments in high yield bonds involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

RISKS OF INVESTING IN SMALLER COMPANIES

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

SWAP AGREEMENTS

Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

VALUE SECURITIES

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

     THE BOARD OF DIRECTORS

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2006, NYLIM and its affiliates managed approximately $235.7 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Management Agreements with regard to the Conservative Allocation, Balanced, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly ten Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Conservative Allocation, Balanced, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

For the fiscal year ended December 31, 2006, the Fund, on behalf of the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Balanced Portfolio..........................     0.75%
Floating Rate Portfolio.....................     0.60%
Mid Cap Core Portfolio......................     0.85%
Mid Cap Growth Portfolio....................     0.75%
Mid Cap Value Portfolio.....................     0.70%
Small Cap Growth Portfolio..................     0.90%

No advisory or administrative fees are paid to NYLIM on behalf of the Asset Allocation Portfolios, in accordance with their Management Agreements.

The 15 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2006, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 15 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Developing Growth Portfolio.................     0.60%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
ICAP Select Equity Portfolio................     0.55%
Income & Growth Portfolio...................     0.50%
International Equity Portfolio..............     0.60%
Large Cap Growth Portfolio..................     0.50%
S&P 500 Index Portfolio.....................     0.09%
Total Return Portfolio......................     0.32%
Value Portfolio.............................     0.36%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

A discussion regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the annual period ended December 31, 2006.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. IBT also holds the Portfolios' foreign assets. For providing these services, IBT is compensated by NYLIM.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Service Class shares for each Portfolio are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which each Portfolio pays NYLIFE Distributors LLC ("NYLIFE Distributors"), for services rendered under the Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or

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terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios. MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2006, MacKay Shields managed approximately $40 billion in assets.

Institutional Capital LLC, ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, serves as Subadvisor to the ICAP Select Equity Portfolio. ICAP has been an investment adviser since 1970. As of December 31, 2006, ICAP managed over $18.2 billion in assets for institutional and retail clients with a focus on domestic and foreign large cap value equity investments. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.

American Century Investment Management, Inc., ("American Century"), whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the Income & Growth Portfolio. As of December 31, 2006, American Century managed over $103.23 billion in assets.

Lord, Abbett & Co. LLC, ("Lord Abbett"), whose principal place of business is 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as Subadvisor to the Developing Growth Portfolio. As of December 31, 2006, Lord Abbett managed over $112 billion in assets.

Winslow Capital Management Inc., ("Winslow"), whose principal place of business is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as the Subadvisor to the Large Cap Growth Portfolio. As of December 31, 2006, Winslow managed approximately $1.7 billion in assets under their large capitalization investment strategies.

     PORTFOLIO MANAGERS

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BALANCED PORTFOLIO -- Joan M. Sabella and Tony Elavia

BOND PORTFOLIO -- Donald F. Serek and Thomas Volpe, Jr.

CAPITAL APPRECIATION PORTFOLIO -- Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

COMMON STOCK PORTFOLIO -- Harvey Fram

CONSERVATIVE ALLOCATION PORTFOLIO -- Tony Elavia

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

DEVELOPING GROWTH PORTFOLIO -- F. Thomas O'Halloran

FLOATING RATE PORTFOLIO -- Robert Dial

GOVERNMENT PORTFOLIO -- Joseph Portera and Gary Goodenough

GROWTH ALLOCATION PORTFOLIO -- Tony Elavia

HIGH YIELD CORPORATE BOND PORTFOLIO -- J. Matthew Philo

ICAP SELECT EQUITY PORTFOLIO -- Robert H. Lyon and Jerrold K. Senser

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, Lynette Pang, John Schniedwind and Zili Zhang

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

LARGE CAP GROWTH PORTFOLIO -- Clark J. Winslow, Justin H. Kelly and R. Bart Wear

MID CAP CORE PORTFOLIO -- Harvey Fram

MID CAP GROWTH PORTFOLIO -- Edmund C. Spelman

MID CAP VALUE PORTFOLIO -- Mark T. Spellman and Richard A. Rosen

MODERATE ALLOCATION PORTFOLIO -- Tony Elavia

MODERATE GROWTH ALLOCATION PORTFOLIO -- Tony Elavia

S&P 500 INDEX PORTFOLIO -- Francis Ok

SMALL CAP GROWTH PORTFOLIO -- Edmund C. Spelman

TOTAL RETURN PORTFOLIO -- Gary Goodenough, Joseph Portera, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

ROBERT DIAL -- Mr. Dial has managed the Floating Rate Portfolio since inception. He joined NYLIM in 2001 and is responsible for NYLIM's Leveraged Loan Group. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

TONY H. ELAVIA -- Mr. Elavia has managed the Balanced Portfolio and Asset Allocation Portfolios since inception. He is the Chief Investment Officer of NYLIM Equity Investors Group and Senior Managing Director of NYLIM since 2004. He was the Managing Director and Senior Portfolio Manager of the Large Cap Growth Team of Putnam Investments. Prior to joining Putnam, Mr. Elavia was President and Portfolio Manager at Voyageur Asset Management and President of TES Partners. Previously he was a Senior Vice President with Piper Capital Management. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.A. and the B.C. from the University of Baroda in Vadodara, India.

HARVEY FRAM, CFA -- Mr. Fram has managed the Common Stock Portfolio since 2004 and the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000 and is currently a Director. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC (a former subsidiary of NYLIM) from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough has managed the Government Portfolio and the Total Return Portfolio since July 2000, and the Cash Management Portfolio since 2006. Mr Goodenough is a Senior Managing Director. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

JUSTIN H. KELLY, CFA -- Mr. Kelly is a Managing Director and portfolio manager of Winslow Capital Management with responsibility for large cap growth stocks. He became a portfolio manager of the Large Cap Growth Portfolio in 2005. Previously, Mr. Kelly was a Vice President co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S.

degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.

ROBERT H. LYON -- Mr. Lyon, chief investment officer, joined ICAP in 1976 as a securities analyst. He has been a portfolio manager of the ICAP Select Equity Portfolio (formerly, Basic Value Portfolio) since 2006. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992. He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.

F. THOMAS O'HALLORAN, CFA -- Mr. O'Halloran, Partner and Investment Manager at Lord Abbett, has managed the Developing Growth Portfolio since March 2003. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. He is the holder of a Charter Financial Analyst designation and has been in the investment business since 1987.

FRANCIS J. OK -- Mr. Ok has managed the S&P 500 Index Portfolio since 2004 and is responsible for managing and running NYLIM Equity Investors Group trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

LYNETTE PANG, CFA -- Ms. Pang has managed the Income & Growth Portfolio since 2006. Ms. Pang joined American Century in 1997. She has a bachelor's degree from the University of California, Davis and is a CFA charterholder.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. He is a Senior Managing Director of MacKay Shields and has been Co-head of Fixed Income since 2006. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000 and the Total Return Portfolio since 2006. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOAN M. SABELLA -- Ms. Sabella has been a Director of NYLIM since December 2000 and has managed the Balanced Portfolio since inception. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the CFA Institute since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

JERROLD K. SENSER, CFA -- Mr. Senser is co-chief investment officer and a member of the senior investment committee of ICAP. He has been a portfolio manager of the ICAP Select Equity Portfolio (formerly, Basic Value Portfolio) since 2006. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham. Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and is now a Managing Director since 2006. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

MARK T. SPELLMAN -- Mr. Spellman became a portfolio manager of the Mid Cap Value Portfolio in 2005. Mr. Spellman joined MacKay Shields in 1996; he became a Managing Director in 2006 and is a senior member of the Value Equity Division. Prior to joining MacKay Shields, he was responsible for investment research and portfolio strategy with Deutsche Morgan Grunfell/C.J. Lawrence. Prior to that, he was involved in securities research, risk analysis, and portfolio management with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. He has been in the investment management industry since 1987.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Fixed Income Investors Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.
R. BART WEAR, CFA -- Mr. Wear is a Managing Director of Winslow Capital Management and has been with the firm since 1997. He has managed the Large Cap Growth Portfolio since 2005. Previously he was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior thereto, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in Finance. He is also a Chartered Financial Analyst.

CLARK J. WINSLOW -- Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. He has managed the Large Cap Growth Portfolio since 2005. Mr. Winslow has 40 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in October 1995 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

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                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio's assets that are invested in one or more Underlying Portfolios, the Asset Allocation Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

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                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, annually, to the extent income is available. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

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                                                                               -

     CUSTODIAN

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              MAINSTAY VP BALANCED PORTFOLIO
                                                              ------------------------------
                                                                      SERVICE CLASS
                                                              ------------------------------
                                                                                  MAY 2,
                                                                                  2005(A)
                                                               YEAR ENDED         THROUGH
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2006             2005
SELECT PER SHARE DATA AND RATIOS                              ------------------------------
Net asset value at beginning of period......................    $  10.44         $  10.00
                                                                --------         --------
Net investment income.......................................        0.20             0.08
Net realized and unrealized gain on investments.............        0.89             0.48
                                                                --------         --------
Total from investment operations............................        1.09             0.56
                                                                --------         --------
Less dividends and distributions:
  From net investment income................................       (0.20)           (0.08)
  From net realized gain on investments.....................       (0.11)           (0.04)
                                                                --------         --------
Total dividends and distributions...........................       (0.31)           (0.12)
                                                                --------         --------
Net asset value at end of period............................    $  11.22         $  10.44
                                                                ========         ========
Total investment return.....................................       10.42%            5.55%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................        2.01%            1.80%+
  Net Expenses..............................................        1.10%            1.25%+
Portfolio turnover rate.....................................          45%              76%
Net assets at end of period (in 000's)......................    $175,576         $105,420

------------

(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        MAINSTAY VP BOND PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.16     $  13.31     $  13.41     $  13.73     $  13.11
                                       --------     --------     --------     --------     --------
Net investment income................      0.58         0.53(b)      0.47         0.52(b)      0.60
Net realized and unrealized gain
 (loss) on investments...............      0.02        (0.24)        0.08         0.10         0.64
                                       --------     --------     --------     --------     --------
Total from investment operations.....      0.60         0.29         0.55         0.62         1.24
                                       --------     --------     --------     --------     --------
Less dividends and distributions:
 From net investment income..........     (0.16)       (0.44)       (0.50)       (0.59)       (0.61)
 From net realized gain on
   investments.......................        --           --        (0.15)       (0.35)       (0.01)
                                       --------     --------     --------     --------     --------
Total dividends and distributions....     (0.16)       (0.44)       (0.65)       (0.94)       (0.62)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  13.60     $  13.16     $  13.31     $  13.41     $  13.73
                                       ========     ========     ========     ========     ========
Total investment return..............      4.55%        2.18%(e)     4.09%        4.52%        9.48%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      4.66%        3.96%        3.36%        3.75%        4.93%
 Net Expenses........................      0.52%        0.36%        0.54%        0.54%        0.52%
 Expenses (before reimbursements)....      0.52%        0.51%        0.54%        0.54%        0.52%
Portfolio turnover rate..............       166%(h)      277%(h)      335%         149%          76%
Net assets at end of period (in
 000's)..............................  $410,139     $377,607     $421,046     $485,033     $481,740

                                                   MAINSTAY VP BOND PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 4,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.12     $ 13.29      $ 13.40        $ 14.33
                                       --------     -------      -------        -------
Net investment income................      0.57        0.50(b)      0.46           0.28(b)
Net realized and unrealized gain
 (loss) on investments...............      0.00(c)    (0.25)        0.05          (0.28)
                                       --------     -------      -------        -------
Total from investment operations.....      0.57        0.25         0.51          (0.00)(c)
                                       --------     -------      -------        -------
Less dividends and distributions:
 From net investment income..........     (0.14)      (0.42)       (0.47)         (0.58)
 From net realized gain on
   investments.......................        --          --        (0.15)         (0.35)
                                       --------     -------      -------        -------
Total dividends and distributions....     (0.14)      (0.42)       (0.62)         (0.93)
                                       --------     -------      -------        -------
Net asset value at end of period.....  $  13.55     $ 13.12      $ 13.29        $ 13.40
                                       ========     =======      =======        =======
Total investment return..............      4.29%       1.89%(e)     3.83%          0.00%(d)(f)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      4.41%       3.71%        3.11%          3.50%+(g)
 Net Expenses........................      0.77%       0.61%        0.79%          0.79%+
 Expenses (before reimbursements)....      0.77%       0.76%        0.79%          0.79%+
Portfolio turnover rate..............       166%(h)     277%(h)      335%           149%
Net assets at end of period (in
 000's)..............................  $103,352     $90,392      $61,720        $19,603

------------

(a)  Commencement of operations.
(b)  Per share date based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(f)  Less than one tenth of a percent.
(g)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(h)  The portfolio turnover not including mortgage dollar rolls is 147% and 161% for the years ended December 31, 2006 and
     2005, respectively.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                       ------------------------------------------------------------------
                                                                 INITIAL CLASS
                                       ------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                         2006             2005         2004          2003          2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  23.31         $  21.51     $  20.70     $    16.33     $  23.64
                                       --------         --------     --------     ----------     --------
Net investment income (loss).........      0.05             0.07(b)      0.05           0.04(b)      0.02
Net realized and unrealized gain
 (loss) on investments...............      0.99             1.73         0.81           4.37        (7.31)
                                       --------         --------     --------     ----------     --------
Total from investment operations.....      1.04             1.80         0.86           4.41        (7.29)
                                       --------         --------     --------     ----------     --------
Less dividends and distributions:
 From net investment income..........     (0.09)           (0.00)(c)    (0.05)         (0.04)       (0.02)
                                       --------         --------     --------     ----------     --------
Net asset value at end of period.....  $  24.26         $  23.31     $  21.51     $    20.70     $  16.33
                                       ========         ========     ========     ==========     ========
Total investment return..............      4.45%            8.41%(e)     4.16%         26.99%      (30.83%)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........      0.13%            0.33%        0.24%          0.20%        0.11%
 Net Expenses........................      0.62%            0.37%        0.65%          0.64%        0.64%
 Expenses (before reimbursement).....      0.62%            0.60%        0.65%          0.64%        0.64%
Portfolio turnover rate..............        28%              22%          34%            26%          72%
Net assets at end of period (in
 000's)..............................  $738,278         $835,933     $929,227     $1,011,538     $842,410

                                          MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                       -------------------------------------------------
                                                         SERVICE CLASS
                                       -------------------------------------------------
                                                                              JUNE 5,
                                                                              2003(A)
                                                                              THROUGH
                                           YEAR ENDED DECEMBER 31,          DECEMBER 31,
                                         2006        2005        2004           2003
SELECT PER SHARE DATA AND RATIOS       -------------------------------------------------
Net asset value at beginning of
 period..............................  $ 23.21      $ 21.47     $ 20.68       $ 18.43
                                       -------      -------     -------       -------
Net investment income (loss).........    (0.03)        0.02(b)     0.02          0.01(b)
Net realized and unrealized gain
 (loss) on investments...............     1.00         1.72        0.79          2.27
                                       -------      -------     -------       -------
Total from investment operations.....     0.97         1.74        0.81          2.28
                                       -------      -------     -------       -------
Less dividends and distributions:
 From net investment income..........    (0.04)          --       (0.02)        (0.03)
                                       -------      -------     -------       -------
Net asset value at end of period.....  $ 24.14      $ 23.21     $ 21.47       $ 20.68
                                       =======      =======     =======       =======
Total investment return..............     4.19%        8.10%(e)    3.90%        12.36%(d)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........    (0.12%)       0.08%      (0.01%)       (0.05%)+(f)
 Net Expenses........................     0.87%        0.62%       0.90%         0.89%+
 Expenses (before reimbursement).....     0.87%        0.85%       0.90%         0.89%
Portfolio turnover rate..............       28%          22%         34%           26%
Net assets at end of period (in
 000's)..............................  $60,806      $58,556     $48,218       $15,582

------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                  -------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                    2006          2005             2004             2003             2002
SELECT PER SHARE DATA AND RATIOS  -------------------------------------------------------------------------
Net asset value at beginning of
  year..........................  $   1.00      $   1.00         $   1.00         $   1.00         $   1.00
                                  --------      --------         --------         --------         --------
Net investment income...........      0.04          0.03             0.01             0.01             0.01
Net realized and unrealized gain
  on investments................     (0.00)(a)      0.00(a)          0.00(a)          0.00(a)          0.00(a)
                                  --------      --------         --------         --------         --------
Total from investment
  operations....................      0.04          0.03             0.01             0.01             0.01
                                  --------      --------         --------         --------         --------
Less dividends and
  distributions:
  From net investment income....     (0.04)        (0.03)           (0.01)           (0.01)           (0.01)
  From net realized gain on
    investments.................        --            --            (0.00)(a)        (0.00)(a)        (0.00)(a)
                                  --------      --------         --------         --------         --------
Total dividends and
  distributions.................     (0.04)        (0.03)           (0.01)           (0.01)           (0.01)
                                  --------      --------         --------         --------         --------
Net asset value at end of
  year..........................  $   1.00      $   1.00         $   1.00         $   1.00         $   1.00
                                  ========      ========         ========         ========         ========
Total investment return.........      4.57%         2.96%(b)         0.85%            0.67%            1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.........      4.50%         2.91%            0.83%            0.67%            1.33%
  Expenses......................      0.52%         0.30%            0.55%            0.55%            0.55%
  Expenses (before
    reimbursement)..............      0.52%         0.50%            0.55%            0.55%            0.55%
Net assets at end of year (in
  000's)........................  $351,753      $306,900         $308,660         $359,974         $518,348

------------

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP COMMON STOCK PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
  period.............................  $  21.62     $  20.52     $  18.75     $  14.98     $  19.99
                                       --------     --------     --------     --------     --------
Net investment income................      0.31(b)      0.33(b)      0.28(c)      0.17(b)      0.16
Net realized and unrealized gain
  (loss) on investments..............      3.26         1.25         1.77         3.78        (5.01)
                                       --------     --------     --------     --------     --------
Total from investment operations.....      3.57         1.58         2.05         3.95        (4.85)
                                       --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income.........     (0.14)       (0.22)       (0.28)       (0.18)       (0.16)
  From net realized gain on
    investments......................     (0.54)       (0.26)          --           --           --
                                       --------     --------     --------     --------     --------
Total dividends and distributions....     (0.68)       (0.48)       (0.28)       (0.18)       (0.16)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  24.51     $  21.62     $  20.52     $  18.75     $  14.98
                                       ========     ========     ========     ========     ========
Total investment return..............     16.47%        7.70%(d)    10.90%       26.37%      (24.25%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..............      1.35%        1.58%        1.44%(c)     1.05%        0.89%
  Net Expenses.......................      0.52%        0.30%        0.53%        0.52%        0.51%
  Expenses (before reimbursement)....      0.52%        0.50%        0.53%        0.52%        0.51%
Portfolio turnover rate..............        90%          83%         151%          72%         120%
Net assets at end of period (in
  000's).............................  $950,660     $863,109     $923,660     $864,373     $731,686

                                              MAINSTAY VP COMMON STOCK PORTFOLIO
                                       -------------------------------------------------
                                                         SERVICE CLASS
                                       -------------------------------------------------
                                                                              JUNE 5,
                                                                              2003(A)
                                                                              THROUGH
                                           YEAR ENDED DECEMBER 31,          DECEMBER 31,
                                         2006        2005        2004           2003
SELECT PER SHARE DATA AND RATIOS       -------------------------------------------------
Net asset value at beginning of
  period.............................  $ 21.56      $ 20.49     $ 18.74       $ 16.45
                                       -------      -------     -------       -------
Net investment income................     0.25(b)      0.28(b)     0.24(c)       0.07(b)
Net realized and unrealized gain
  (loss) on investments..............     3.24         1.23        1.75          2.38
                                       -------      -------     -------       -------
Total from investment operations.....     3.49         1.51        1.99          2.45
                                       -------      -------     -------       -------
Less dividends and distributions:
  From net investment income.........    (0.10)       (0.18)      (0.24)        (0.16)
  From net realized gain on
    investments......................    (0.54)       (0.26)         --            --
                                       -------      -------     -------       -------
Total dividends and distributions....    (0.64)       (0.44)      (0.24)        (0.16)
                                       -------      -------     -------       -------
Net asset value at end of period.....  $ 24.41      $ 21.56     $ 20.49       $ 18.74
                                       =======      =======     =======       =======
Total investment return..............    16.18%        7.39%(d)   10.62%        14.93%(e)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..............     1.11%        1.33%       1.19%(c)      0.80%+(f)
  Net Expenses.......................     0.77%        0.55%       0.78%         0.77%+
  Expenses (before reimbursement)....     0.77%        0.75%       0.78%         0.77%+
Portfolio turnover rate..............       90%          83%        151%           72%
Net assets at end of period (in
  000's).............................  $65,138      $47,311     $33,013       $10,146

------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP
                                                              CONSERVATIVE
                                                               ALLOCATION
                                                                PORTFOLIO
                                                              -------------
                                                              SERVICE CLASS
                                                              -------------
                                                              FEBRUARY 13,
                                                                 2006(A)
                                                                 THROUGH
                                                              DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              -------------
Net asset value at beginning of period......................     $ 10.00
                                                                 -------
Net investment income.......................................        0.18(b)
Net realized and unrealized gain on investments.............        0.62
                                                                 -------
Total from investment operations............................        0.80
                                                                 -------
Less dividends and distributions:
  From net investment income................................       (0.10)
  From net realized gain on investments.....................       (0.03)
                                                                 -------
Total dividends and distributions...........................       (0.13)
                                                                 -------
Net asset value at end of period............................     $ 10.67
                                                                 =======
Total investment return.....................................        7.97%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................        1.96%+
  Net expenses..............................................        0.50%+
  Expenses (before waiver)..................................        0.53%+
Portfolio turnover rate.....................................          23%
Net assets at end of period (in 000's)......................     $64,642

------------

(a)  Commencement of Operations.
(b)  Per share based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP CONVERTIBLE PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS     ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  11.82     $  11.26     $  10.82     $   9.04     $  10.11
                                       --------     --------     --------     --------     --------
Net investment income................      0.22(b)      0.21(b)      0.21         0.27(b)      0.28
Net realized and unrealized gain
 (loss) on investments...............      1.02         0.53         0.45         1.74        (1.08)
                                       --------     --------     --------     --------     --------
Total from investment operations.....      1.24         0.74         0.66         2.01        (0.80)
                                       --------     --------     --------     --------     --------
Less dividends and distributions:
 From net investment income..........     (0.31)       (0.18)       (0.22)       (0.23)       (0.27)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  12.75     $  11.82     $  11.26     $  10.82     $   9.04
                                       ========     ========     ========     ========     ========
Total investment return..............     10.44%        6.59%(c)     6.11%       22.23%       (7.91%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.80%        1.87%        1.94%        2.71%        2.97%
 Expenses............................      0.63%        0.53%        0.66%        0.67%        0.67%
 Expenses (before reimbursement).....      0.63%        0.62%        0.66%        0.67%        0.67%
Portfolio turnover rate..............        76%         100%         108%          76%          95%
Net assets at end of period (in
 000's)..............................  $246,179     $262,352     $291,995     $292,043     $204,263

                                                MAINSTAY VP CONVERTIBLE PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 5,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECTED PER SHARE DATA AND RATIOS     ---------------------------------------------------
Net asset value at beginning of
 period..............................  $  11.80     $ 11.24      $ 10.81        $  9.95
                                       --------     -------      -------        -------
Net investment income................      0.19(b)     0.19(b)      0.20           0.14(b)
Net realized and unrealized gain
 (loss) on investments...............      1.00        0.53         0.43           0.94
                                       --------     -------      -------        -------
Total from investment operations.....      1.19        0.72         0.63           1.08
                                       --------     -------      -------        -------
Less dividends and distributions:
 From net investment income..........     (0.28)      (0.16)       (0.20)         (0.22)
                                       --------     -------      -------        -------
Net asset value at end of period.....  $  12.71     $ 11.80      $ 11.24        $ 10.81
                                       ========     =======      =======        =======
Total investment return..............     10.16%       6.32%(c)     5.85%         10.84%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.55%       1.62%        1.69%          2.46%+(e)
 Expenses............................      0.88%       0.78%        0.91%          0.92%+
 Expenses (before reimbursement).....      0.88%       0.87%        0.91%          0.92%+
Portfolio turnover rate..............        76%        100%         108%            76%
Net assets at end of period (in
 000's)..............................  $120,515     $97,786      $76,052        $23,672

------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 10.17      $  9.07      $  8.57      $  6.19      $  8.71
                                       -------      -------      -------      -------      -------
Net investment loss (b)..............    (0.04)       (0.05)       (0.07)       (0.07)       (0.07)
Net realized and unrealized gain
 (loss) on investments...............     1.32         1.15         0.57         2.45        (2.45)
                                       -------      -------      -------      -------      -------
Total from investment operations.....     1.28         1.10         0.50         2.38        (2.52)
                                       -------      -------      -------      -------      -------
Net asset value at end of period.....  $ 11.45      $ 10.17      $  9.07      $  8.57      $  6.19
                                       =======      =======      =======      =======      =======
Total investment return..............    12.64%       12.04%(d)     5.86%       38.49%      (28.98%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................    (0.34%)      (0.59%)      (0.88%)      (1.01%)      (0.92%)
 Net Expenses........................     0.96%#       0.90%#       1.08%#       1.19%        1.10%
 Expenses (before reimbursement).....     0.97%#       1.03%#       1.09%#       1.19%        1.10%
Portfolio turnover rate..............      228%         130%         129%         103%          62%
Net assets at end of period (in
 000's)..............................  $27,772      $27,614      $36,604      $38,146      $22,338

                                             MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 5,
                                                                                2003(A)
                                                   YEAR ENDED                   THROUGH
                                                  DECEMBER 31,                DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $ 10.10      $  9.04      $  8.56         $ 7.20
                                       -------      -------      -------         ------
Net investment loss (b)..............    (0.07)       (0.08)       (0.09)         (0.06)
Net realized and unrealized gain
 (loss) on investments...............     1.32         1.14         0.57           1.42
                                       -------      -------      -------         ------
Total from investment operations.....     1.25         1.06         0.48           1.36
                                       -------      -------      -------         ------
Net asset value at end of period.....  $ 11.35      $ 10.10      $  9.04         $ 8.56
                                       =======      =======      =======         ======
Total investment return..............    12.36%       11.73%(d)     5.60%         18.83%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................    (0.59%)      (0.84%)      (1.13%)        (1.26%)+(e)
 Net Expenses........................     1.21%#       1.15%#       1.33%#         1.44%+
 Expenses (before reimbursement).....     1.22%#       1.28%#       1.34%#         1.44%+
Portfolio turnover rate..............      228%         130%         129%           103%
Net assets at end of period (in
 000's)..............................  $31,805      $22,995      $16,098         $4,441

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 11.94% and 11.64% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.01%, 0.02% and 0.01% of average net assets for the years ended
     December 31, 2006, 2005 and 2004, respectively.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP FLOATING
                                                                  RATE PORTFOLIO
                                                              -----------------------
                                                                   SERVICE CLASS
                                                              -----------------------
                                                                            MAY 2,
                                                                           2005(A)
                                                                           THROUGH
                                                                         DECEMBER 31,
                                                                2006         2005
SELECT PER SHARE DATA AND RATIOS                              -----------------------
Net asset value at beginning of period......................  $   9.91     $ 10.00
                                                              --------     -------
Net investment income.......................................      0.60        0.31
Net realized and unrealized gain (loss) on investments......     (0.05)      (0.09)
                                                              --------     -------
Total from investment operations............................      0.55        0.22
                                                              --------     -------
Less dividends
 From net investment income.................................     (0.60)      (0.31)
                                                              --------     -------
Net asset value at end of period............................  $   9.86     $  9.91
                                                              ========     =======
Total investment return.....................................      5.73%       1.91%(b)
Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................      6.12%       4.51%+
 Expenses...................................................      0.95%       1.09%+
Portfolio turnover rate.....................................         6%         11%
Net assets at end of period (in 000's)......................  $232,856     $92,528

------------

(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     MAINSTAY VP GOVERNMENT PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  10.53     $  10.63     $  10.73     $  11.05     $  10.35
                                       --------     --------     --------     --------     --------
Net investment income................      0.47(b)      0.40(b)      0.45         0.36(b)      0.31
Net realized and unrealized gain
 (loss) on investments...............     (0.04)       (0.15)       (0.09)       (0.15)        0.71
                                       --------     --------     --------     --------     --------
Total from investment operations.....      0.43         0.25         0.36         0.21         1.02
                                       --------     --------     --------     --------     --------
Less dividends:
 From net investment income..........     (0.11)       (0.35)       (0.46)       (0.53)       (0.32)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  10.85     $  10.53     $  10.63     $  10.73     $  11.05
                                       ========     ========     ========     ========     ========
Total investment return..............      4.06%        2.38%(c)     3.33%        1.88%        9.85%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      4.45%        3.75%        3.63%        3.25%        3.94%
 Expenses............................      0.57%        0.43%        0.59%        0.59%        0.59%
 Expenses (before reimbursement).....      0.57%        0.56%        0.59%        0.59%        0.59%
Portfolio turnover rate..............        83%(f)      171%(f)      113%         106%         146%
Net assets at end of period (in
 000's)..............................  $189,235     $231,485     $275,674     $359,332     $432,816

                                                MAINSTAY VP GOVERNMENT PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 4,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $ 10.50      $ 10.61      $ 10.72        $ 11.42
                                       -------      -------      -------        -------
Net investment income................     0.45(b)      0.38(b)      0.44           0.21(b)
Net realized and unrealized gain
 (loss) on investments...............    (0.05)       (0.16)       (0.11)         (0.39)
                                       -------      -------      -------        -------
Total from investment operations.....     0.40         0.22         0.33          (0.18)
                                       -------      -------      -------        -------
Less dividends:
 From net investment income..........    (0.09)       (0.33)       (0.44)         (0.52)
                                       -------      -------      -------        -------
Net asset value at end of period.....  $ 10.81      $ 10.50      $ 10.61        $ 10.72
                                       =======      =======      =======        =======
Total investment return..............     3.80%        2.08%(c)     3.07%         (1.63%)(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............     4.20%        3.50%        3.38%          3.00%+(e)
 Expenses............................     0.82%        0.68%        0.84%          0.84%+
 Expenses (before reimbursement).....     0.82%        0.81%        0.84%          0.84%+
Portfolio turnover rate..............       83%(f)      171%(f)      113%           106%
Net assets at end of period (in
 000's)..............................  $69,104      $58,267      $40,085        $13,521

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(f)  The portfolio turnover rate not including mortgage dollar rolls is 46% and 50% for the year ended December 31, 2006 and year ended December 31, 2005, respectively.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP
                                                                 GROWTH
                                                               ALLOCATION
                                                                PORTFOLIO
                                                              -------------
                                                              SERVICE CLASS
                                                              -------------
                                                              FEBRUARY 13,
                                                                 2006(A)
                                                                 THROUGH
                                                              DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              -------------
Net asset value at beginning of period......................     $ 10.00
                                                                 -------
Net investment income.......................................        0.07(b)
Net realized and unrealized gain (loss) on investments......        1.15
                                                                 -------
Total from investment operations............................        1.22
                                                                 -------
Less dividends and distributions:
  From net investment income................................       (0.07)
  From net realized gain on investments.....................       (0.07)
                                                                 -------
Total dividends and distributions...........................       (0.14)
                                                                 -------
Net asset value at end of period............................     $ 11.08
                                                                 =======
Total investment return.....................................       12.18%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................        0.72%+
  Net Expenses..............................................        0.49%+
Portfolio turnover rate.....................................          61%
Net assets at end of period (in 000's)......................     $74,594

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                       ------------------------------------------------------------------
                                                                 INITIAL CLASS
                                       ------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                         2006          2005           2004           2003          2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $   9.59     $     9.90     $     9.41     $     7.39     $   8.09
                                       --------     ----------     ----------     ----------     --------
Net investment income................      0.72(b)        0.73(b)        0.70           0.75(b)      0.85
Net realized and unrealized gain
 (loss) on investments...............      0.44          (0.46)          0.47           1.93        (0.67)
Net realized and unrealized gain
 (loss) on foreign currency..........     (0.00)(c)       0.02           0.02           0.01        (0.02)
                                       --------     ----------     ----------     ----------     --------
Total from investment operations.....      1.16           0.29           1.19           2.69         0.16
                                       --------     ----------     ----------     ----------     --------
Less dividends:
 From net investment income..........     (0.20)         (0.60)         (0.70)         (0.67)       (0.86)
                                       --------     ----------     ----------     ----------     --------
Net asset value at end of period.....  $  10.55     $     9.59     $     9.90     $     9.41     $   7.39
                                       ========     ==========     ==========     ==========     ========
Total investment return..............     12.04%          2.94%(d)      12.72%         36.37%        2.05%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      7.20%          7.39%          7.40%          8.51%       10.44%
 Expenses............................      0.56%          0.45%          0.59%          0.60%        0.60%
 Expenses (before reimbursement).....      0.56%          0.55%          0.59%          0.60%        0.60%
Portfolio turnover rate..............        48%            45%            39%            43%          49%
Net assets at end of period (in
 000's)..............................  $969,910     $1,022,911     $1,167,527     $1,114,766     $696,500

                                         MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 4,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $   9.56     $   9.88     $   9.40       $  8.69
                                       --------     --------     --------       -------
Net investment income................      0.69(b)      0.71(b)      0.68          0.44(b)
Net realized and unrealized gain
 (loss) on investments...............      0.44        (0.47)        0.47          0.92
Net realized and unrealized gain
 (loss) on foreign currency..........    (0.00)(c)      0.02         0.02          0.00(c)
                                       --------     --------     --------       -------
Total from investment operations.....      1.13         0.26         1.17          1.36
                                       --------     --------     --------       -------
Less dividends:
 From net investment income..........     (0.18)       (0.58)       (0.69)        (0.65)
                                       --------     --------     --------       -------
Net asset value at end of period.....  $  10.51     $   9.56     $   9.88       $  9.40
                                       ========     ========     ========       =======
Total investment return..............     11.76%        2.66%(d)    12.44%        15.66%(e)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      6.95%        7.14%        7.15%         8.26%+(f)
 Expenses............................      0.81%        0.70%        0.84%         0.85%+
 Expenses (before reimbursement).....      0.81%        0.80%        0.84%         0.85%+
Portfolio turnover rate..............        48%          45%          39%           43%
Net assets at end of period (in
 000's)..............................  $509,917     $400,109     $276,241       $79,608

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO*
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  11.61     $ 11.23      $ 10.18      $  8.01      $  10.46
                                       --------     -------      -------      -------      --------
Net investment income................      0.19(b)     0.15(b)      0.11         0.07(b)       0.06
Net realized and unrealized gain
 (loss) on investments...............      2.04        0.46         1.04         2.17         (2.45)
                                       --------     -------      -------      -------      --------
Total from investment operations.....      2.23        0.61         1.15         2.24         (2.39)
                                       --------     -------      -------      -------      --------
Less dividends and distributions:
 From net investment income..........     (0.03)      (0.11)       (0.10)       (0.07)        (0.06)
 From net realized gain on
   investments.......................     (0.06)      (0.12)          --           --            --
                                       --------     -------      -------      -------      --------
Total dividends and distributions....     (0.09)      (0.23)       (0.10)       (0.07)        (0.06)
                                       --------     -------      -------      -------      --------
Net asset value at end of period.....  $  13.75     $ 11.61      $ 11.23      $ 10.18      $   8.01
                                       ========     =======      =======      =======      ========
Total investment return..............     19.31%       5.44%(e)    11.37%       27.95%       (22.86%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.50%       1.35%        1.04%        0.87%         0.63%
 Net Expenses........................      0.88%#      0.77%#       0.96%        0.99%         0.98%
 Expenses (before
   waiver/reimbursements)............      0.94%#      0.91%#       0.96%        0.99%         0.98%
Portfolio turnover rate..............       130%         55%          75%          73%           65%
Net assets at end of period (in
 000's)..............................  $137,191     $66,657      $71,543      $62,229      $ 49,975

                                            MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO*
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 5,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.59      $ 11.21      $ 10.17         $ 8.97
                                       -------      -------      -------         ------
Net investment income................     0.15(b)      0.13(b)      0.09           0.03(b)
Net realized and unrealized gain
 (loss) on investments...............     2.05         0.46         1.04           1.24
                                       -------      -------      -------         ------
Total from investment operations.....     2.20         0.59         1.13           1.27
                                       -------      -------      -------         ------
Less dividends and distributions:
 From net investment income..........    (0.02)       (0.09)       (0.09)         (0.07)
 From net realized gain on
   investments.......................    (0.06)       (0.12)          --             --
                                       -------      -------      -------         ------
Total dividends and distributions....    (0.08)       (0.21)       (0.09)         (0.07)
                                       -------      -------      -------         ------
Net asset value at end of period.....  $ 13.71      $ 11.59      $ 11.21         $10.17
                                       =======      =======      =======         ======
Total investment return..............    19.00%        5.21%(e)    11.09%         14.13%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............     1.23%        1.10%        0.79%          0.62%+(d)
 Net Expenses........................     1.13%#       1.02%#       1.21%          1.24%+
 Expenses (before
   waiver/reimbursements)............     1.19%#       1.16%#       1.21%          1.24%+
Portfolio turnover rate..............      130%          55%          75%            73%
Net assets at end of period (in
 000's)..............................  $46,349      $28,632      $22,474         $6,033

------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% and 5.14% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
 #   Includes fees paid indirectly which amounted to 0.01% and 0.01% of average net assets for the years ended December 31,
     2006 and 2005, respectively.
 +   Annualized.
 *   Formerly MainStay VP Basic Value Portfolio.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                       --------------------------------------------------------------------
                                                                  INITIAL CLASS
                                       -------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                         2006       2005            2004            2003            2002
SELECT PER SHARE DATA AND RATIOS       --------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.87    $ 11.47         $ 10.35         $  8.14         $ 10.24
                                       -------    -------         -------         -------         -------
Net investment income................     0.21(b)    0.21(b)         0.19(c)         0.14(b)         0.10
Net realized and unrealized gain
 (loss) on investments...............     1.80       0.33            1.12            2.20           (2.10)
                                       -------    -------         -------         -------         -------
Total from investment operations.....     2.01       0.54            1.31            2.34           (2.00)
                                       -------    -------         -------         -------         -------
Less dividends and distributions:
 From net investment income..........    (0.08)     (0.14)          (0.19)          (0.13)          (0.10)
 From net realized gain on
   investments.......................    (0.18)        --              --              --              --
                                       -------    -------         -------         -------         -------
Total dividends and distributions....    (0.26)     (0.14)          (0.19)          (0.13)          (0.10)
                                       -------    -------         -------         -------         -------
Net asset value at end of period.....  $ 13.62    $ 11.87         $ 11.47         $ 10.35         $  8.14
                                       =======    =======         =======         =======         =======
Total investment return..............    16.86%      4.69%(d)       12.65%          28.69%         (19.52%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............     1.67%      1.82%           1.92%(c)        1.51%           1.09%
 Expenses............................     0.81%      0.75%           0.90%           0.94%           0.92%
 Expenses (before reimbursement).....     0.81%      0.84%           0.90%           0.94%           0.92%
Portfolio turnover rate..............       68%        77%             72%             79%             71%
Net assets at end of period (in
 000's)..............................  $71,025    $73,787         $76,526         $69,598         $58,153

                                                MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                       -------------------------------------------------------
                                                            SERVICE CLASS
                                       -------------------------------------------------------
                                                                                    JUNE 13,
                                                                                    2003(A)
                                                                                    THROUGH
                                             YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                         2006       2005            2004              2003
SELECT PER SHARE DATA AND RATIOS       -------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.84    $ 11.45         $ 10.34            $ 9.26
                                       -------    -------         -------            ------
Net investment income................     0.18(b)    0.20(b)         0.18(c)           0.07(b)
Net realized and unrealized gain
 (loss) on investments...............     1.79       0.31            1.11              1.14
                                       -------    -------         -------            ------
Total from investment operations.....     1.97       0.51            1.29              1.21
                                       -------    -------         -------            ------
Less dividends and distributions:
 From net investment income..........    (0.06)     (0.12)          (0.18)            (0.13)
 From net realized gain on
   investments.......................    (0.18)        --              --                --
                                       -------    -------         -------            ------
Total dividends and distributions....    (0.24)     (0.12)          (0.18)            (0.13)
                                       -------    -------         -------            ------
Net asset value at end of period.....  $ 13.57    $ 11.84         $ 11.45            $10.34
                                       =======    =======         =======            ======
Total investment return..............    16.57%      4.47%(d)       12.38%            13.10%(e)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............     1.42%      1.57%           1.67%(c)          1.26%+(f)
 Expenses............................     1.06%      1.00%           1.15%             1.19%+
 Expenses (before reimbursement).....     1.06%      1.09%           1.15%             1.19%+
Portfolio turnover rate..............       68%        77%             72%               79%
Net assets at end of period (in
 000's)..............................  $42,323    $32,497         $18,673            $4,099

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per share and 0.26%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.60% and 4.40% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  14.39     $  14.11     $  12.13     $  9.48      $ 10.06
                                       --------     --------     --------     -------      -------
Net investment income................      0.29(b)      0.36(b)      0.19(b)     0.17(b)      0.11
Net realized and unrealized gain
 (loss) on investments...............      4.38         0.90         1.84        2.61        (0.63)
Net realized and unrealized gain
 (loss) on foreign currency
 transactions........................     (0.16)       (0.13)        0.07        0.06         0.08
                                       --------     --------     --------     -------      -------
Total from investment operations.....      4.51         1.13         2.10        2.84        (0.44)
                                       --------     --------     --------     -------      -------
Less dividends and distributions:
 From net investment income..........     (0.05)       (0.24)       (0.12)      (0.19)       (0.14)
 From net realized gain on
   investments.......................     (0.17)       (0.61)          --          --           --
                                       --------     --------     --------     -------      -------
Total dividends and distributions....     (0.22)       (0.85)       (0.12)      (0.19)       (0.14)
                                       --------     --------     --------     -------      -------
Net asset value at end of period.....  $  18.68     $  14.39     $  14.11     $ 12.13      $  9.48
                                       ========     ========     ========     =======      =======
Total investment return..............     31.33%        7.99%(e)    17.34%      30.00%       (4.41%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.79%        2.52%        1.53%       1.67%        1.06%
 Expenses............................      0.92%        0.87%        0.99%       1.07%        1.11%
 Expenses (before reimbursement).....      0.92%        0.91%        0.99%       1.07%        1.11%
Portfolio turnover rate..............        44%          54%          49%        105%         102%
Net assets at end of period (in
 000's)..............................  $355,382     $219,867     $175,172     $95,754      $61,763

                                           MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 13,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $  14.35     $  14.08     $ 12.12         $10.40
                                       --------     --------     -------         ------
Net investment income................      0.25(b)      0.33(b)     0.15(b)        0.00(b)(c)
Net realized and unrealized gain
 (loss) on investments...............      4.35         0.90        1.84           1.85
Net realized and unrealized gain
 (loss) on foreign currency
 transactions........................     (0.16)       (0.13)       0.07           0.06
                                       --------     --------     -------         ------
Total from investment operations.....      4.44         1.10        2.06           1.91
                                       --------     --------     -------         ------
Less dividends and distributions:
 From net investment income..........     (0.03)       (0.22)      (0.10)         (0.19)
 From net realized gain on
   investments.......................     (0.17)       (0.61)         --             --
                                       --------     --------     -------         ------
Total dividends and distributions....     (0.20)       (0.83)      (0.10)         (0.19)
                                       --------     --------     -------         ------
Net asset value at end of period.....  $  18.59     $  14.35     $ 14.08         $12.12
                                       ========     ========     =======         ======
Total investment return..............     31.00%        7.74%(e)   17.05%         18.31%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.50%        2.27%       1.28%          1.42%+(f)
 Expenses............................      1.17%        1.12%       1.24%          1.32%+
 Expenses (before reimbursement).....      1.17%        1.16%       1.24%          1.32%+
Portfolio turnover rate..............        44%          54%         49%           105%
Net assets at end of period (in
 000's)..............................  $217,511     $105,102     $51,408         $9,146

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  11.57     $  11.09     $  11.38     $   8.90     $  12.41
                                       --------     --------     --------     --------     --------
Net investment income (loss).........      0.01(c)      0.02(b)      0.02         0.02(c)      0.01
Net realized and unrealized gain
 (loss) on investments...............      0.83         0.46        (0.29)        2.48        (3.51)
                                       --------     --------     --------     --------     --------
Total from investment operations.....      0.84         0.48        (0.27)        2.50        (3.50)
                                       --------     --------     --------     --------     --------
Less dividends:
 From net investment income..........     (0.02)       (0.00)(b)    (0.02)       (0.02)       (0.01)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  12.39     $  11.57     $  11.09     $  11.38     $   8.90
                                       ========     ========     ========     ========     ========
Total investment return..............      7.24%        4.35%(d)    (2.32%)      28.05%      (28.21%)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........      0.07%        0.28%        0.22%        0.17%        0.07%
 Net Expenses........................      0.79%#       0.64%#       0.85%#       0.83%        0.81%
 Expenses (before
   waiver/reimbursement).............      0.81%#       0.79%#       0.88%#       0.83%        0.81%
Portfolio turnover rate..............        96%         205%         117%         160%         168%
Net assets at end of period (in
 000's)..............................  $181,657     $108,635     $130,091     $154,082     $119,529

                                             MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 6,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.53      $ 11.07      $ 11.37         $10.18
                                       -------      -------      -------         ------
Net investment income (loss).........    (0.02)(c)     0.00(b)(c)    0.00(b)      (0.00)(b)(c)
Net realized and unrealized gain
 (loss) on investments...............     0.82         0.46        (0.30)          1.20
                                       -------      -------      -------         ------
Total from investment operations.....     0.80         0.46        (0.30)          1.20
                                       -------      -------      -------         ------
Less dividends:
 From net investment income..........    (0.00)(b)       --        (0.00)(b)      (0.01)
                                       -------      -------      -------         ------
Net asset value at end of period.....  $ 12.33      $ 11.53      $ 11.07         $11.37
                                       =======      =======      =======         ======
Total investment return..............     6.97%        4.10%(d)    (2.57%)        11.83%(e)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........    (0.18%)       0.03%       (0.03%)        (0.08%)+(f)
 Net Expenses........................     1.04%#       0.89%#       1.10%#         1.08%+
 Expenses (before
   waiver/reimbursement).............     1.06%#       1.04%#       1.13%#         1.08%+
Portfolio turnover rate..............       96%         205%         117%           160%
Net assets at end of period (in
 000's)..............................  $39,592      $22,993      $18,500         $7,455

------------

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Per Share data based on average shares outstanding during the period.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% and 3.98% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to less than 0.01%, less than 0.01% and 0.03% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP MID CAP CORE PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS     ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.72     $  13.12     $  11.01     $  8.16      $  9.40
                                       --------     --------     --------     -------      -------
Net investment income................      0.07         0.07         0.06        0.05(b)      0.02
Net realized and unrealized gain
 (loss) on investments...............      1.99         2.02         2.39        2.84        (1.24)
                                       --------     --------     --------     -------      -------
Total from investment operations.....      2.06         2.09         2.45        2.89        (1.22)
                                       --------     --------     --------     -------      -------
Less dividends and distributions:
 From net investment income..........        --        (0.08)       (0.06)      (0.04)       (0.02)
 From net realized gain on
   investments.......................     (0.10)       (1.41)       (0.28)         --           --
                                       --------     --------     --------     -------      -------
Total dividends and distributions....     (0.10)       (1.49)       (0.34)      (0.04)       (0.02)
                                       --------     --------     --------     -------      -------
Net asset value at end of period.....  $  15.68     $  13.72     $  13.12     $ 11.01      $  8.16
                                       ========     ========     ========     =======      =======
Total investment return..............     14.96%       15.86%       22.27%      35.43%      (12.92%)
Ratios (to average net
 assets)/Supplement Data:
 Net investment income...............      0.51%        0.54%        0.70%       0.55%        0.39%
 Net expenses........................      0.93%        0.94%        0.98%       0.98%        0.98%
 Expenses (before
   waiver/reimbursement).............      0.93%        0.94%        1.04%       1.18%        1.34%
Portfolio turnover rate..............       166%         159%         185%        202%         217%
Net assets at end of period (in
 000's)..............................  $199,356     $159,762     $128,178     $55,351      $27,936

                                               MAINSTAY VP MID CAP CORE PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 5,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECTED PER SHARE DATA AND RATIOS     ---------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.68     $ 13.10      $ 11.00         $ 9.28
                                       --------     -------      -------         ------
Net investment income................      0.04        0.04         0.04           0.03(b)
Net realized and unrealized gain
 (loss) on investments...............      1.97        2.00         2.38           1.72
                                       --------     -------      -------         ------
Total from investment operations.....      2.01        2.04         2.42           1.75
                                       --------     -------      -------         ------
Less dividends and distributions:
 From net investment income..........        --       (0.05)       (0.04)         (0.03)
 From net realized gain on
   investments.......................     (0.10)      (1.41)       (0.28)            --
                                       --------     -------      -------         ------
Total dividends and distributions....     (0.10)      (1.46)       (0.32)         (0.03)
                                       --------     -------      -------         ------
Net asset value at end of period.....  $  15.59     $ 13.68      $ 13.10         $11.00
                                       ========     =======      =======         ======
Total investment return..............     14.67%      15.57%       21.96%         18.89%(c)
Ratios (to average net
 assets)/Supplement Data:
 Net investment income...............      0.26%       0.37%        0.45%          0.30%+(d)
 Net expenses........................      1.18%       1.19%        1.23%          1.23%+
 Expenses (before
   waiver/reimbursement).............      1.18%       1.19%        1.29%          1.43%+
Portfolio turnover rate..............       166%        159%         185%           202%
Net assets at end of period (in
 000's)..............................  $132,240     $89,991      $42,662         $8,930

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS     ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.59     $  11.61     $   9.47     $  6.54      $  9.16
                                       --------     --------     --------     -------      -------
Net investment loss (b)..............      0.00(b)     (0.03)(c)    (0.03)(c)   (0.04)(c)    (0.05)(c)
Net realized and unrealized gain
 (loss) on investments...............      1.25         2.02         2.17        2.97        (2.57)
                                       --------     --------     --------     -------      -------
Total from investment operations.....      1.25         1.99         2.14        2.93        (2.62)
                                       --------     --------     --------     -------      -------
Less distributions:
 From net realized gain on
   investments.......................     (0.26)       (0.01)          --          --           --
                                       --------     --------     --------     -------      -------
Net asset value at end of period.....  $  14.58     $  13.59     $  11.61     $  9.47      $  6.54
                                       ========     ========     ========     =======      =======
Total investment return..............      9.24%       17.10%(f)    22.61%      44.78%      (28.59%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................      0.01%       (0.21%)      (0.32%)     (0.57%)      (0.67%)
 Net expenses........................      0.82%        0.79%        0.88%       0.97%        0.97%
 Expenses (before reimbursement).....      0.82%        0.81%        0.88%       0.97%        1.10%
Portfolio turnover rate..............        51%          26%          50%         38%         163%
Net assets at end of period (in
 000's)..............................  $173,108     $163,514     $127,345     $83,839      $23,230

                                              MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 5,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECTED PER SHARE DATA AND RATIOS     ---------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.50     $  11.56     $  9.45        $  7.77
                                       --------     --------     -------        -------
Net investment loss (b)..............     (0.03)       (0.06)(c)   (0.05)(c)      (0.03)(c)
Net realized and unrealized gain
 (loss) on investments...............      1.24         2.01        2.16           1.71
                                       --------     --------     -------        -------
Total from investment operations.....      1.21         1.95        2.11           1.68
                                       --------     --------     -------        -------
Less distributions:
 From net realized gain on
   investments.......................     (0.26)       (0.01)         --             --
                                       --------     --------     -------        -------
Net asset value at end of period.....  $  14.45     $  13.50     $ 11.56        $  9.45
                                       ========     ========     =======        =======
Total investment return..............      8.97%       16.80%(f)   22.30%         21.71%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................     (0.24%)      (0.46%)     (0.57%)        (0.82%)+(e)
 Net expenses........................      1.07%        1.04%       1.13%          1.22%+
 Expenses (before reimbursement).....      1.07%        1.06%       1.13%          1.22%+
Portfolio turnover rate..............        51%          26%         50%            38%
Net assets at end of period (in
 000's)..............................  $166,468     $133,317     $69,651        $16,783

------------

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares outstanding during the period.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(f)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 17.07% and 16.78% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     MAINSTAY VP MID CAP VALUE PORTFOLIO
                                       ----------------------------------------------------------------
                                                                INITIAL CLASS
                                       ----------------------------------------------------------------

                                                           YEAR ENDED DECEMBER 31,
                                         2006         2005             2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ----------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  12.33     $  12.31         $  10.65     $   8.33     $  9.85
                                       --------     --------         --------     --------     -------
Net investment income................      0.15         0.11(b)          0.10         0.11(b)     0.09
Net realized and unrealized gain
 (loss) on investments...............      1.58         0.60             1.77         2.30       (1.52)
                                       --------     --------         --------     --------     -------
Total from investment operations.....      1.73         0.71             1.87         2.41       (1.43)
                                       --------     --------         --------     --------     -------
Less dividends and distributions:
 From net investment income..........     (0.01)       (0.10)           (0.10)      (0.09)       (0.09)
 From net realized gain on
   investments.......................     (0.18)       (0.59)           (0.11)          --          --
                                       --------     --------         --------     --------     -------
Total dividends and distributions....     (0.19)       (0.69)           (0.21)      (0.09)       (0.09)
                                       --------     --------         --------     --------     -------
Net asset value at end of period.....  $  13.87     $  12.33         $  12.31     $  10.65     $  8.33
                                       ========     ========         ========     ========     =======
Total investment return..............     14.05%        5.70%(c)(d)     17.54%       28.97%     (14.57%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.09%        0.89%            1.08%        1.21%       1.39%
 Net expenses........................      0.76%        0.72%            0.81%        0.84%       0.89%
 Expenses (before reimbursement).....      0.76%        0.75%            0.81%        0.84%       0.92%
Portfolio turnover rate..............        52%          37%              29%          34%         46%
Net assets at end of period (in
 000's)..............................  $285,826     $279,251         $255,129     $141,877     $84,392

                                                 MAINSTAY VP MID CAP VALUE PORTFOLIO
                                       -------------------------------------------------------
                                                            SERVICE CLASS
                                       -------------------------------------------------------
                                                                                    JUNE 5,
                                                                                    2003(A)
                                                                                    THROUGH
                                              YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                         2006         2005             2004           2003
SELECT PER SHARE DATA AND RATIOS       -------------------------------------------------------
Net asset value at beginning of
 period..............................  $  12.29     $  12.29         $ 10.64        $  9.18
                                       --------     --------         -------        -------
Net investment income................      0.11         0.08(b)         0.08           0.05(b)
Net realized and unrealized gain
 (loss) on investments...............      1.59         0.58            1.76           1.50
                                       --------     --------         -------        -------
Total from investment operations.....      1.70         0.66            1.84           1.55
                                       --------     --------         -------        -------
Less dividends and distributions:
 From net investment income..........        --        (0.07)          (0.08)         (0.09)
 From net realized gain on
   investments.......................     (0.18)       (0.59)          (0.11)            --
                                       --------     --------         -------        -------
Total dividends and distributions....     (0.18)       (0.66)          (0.19)         (0.09)
                                       --------     --------         -------        -------
Net asset value at end of period.....  $  13.81     $  12.29         $ 12.29        $ 10.64
                                       ========     ========         =======        =======
Total investment return..............     13.77%        5.43%(c)(d)    17.25%         16.89%(e)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      0.85%        0.64%           0.83%          0.96%+(f)
 Net expenses........................      1.01%        0.97%           1.06%          1.09%+
 Expenses (before reimbursement).....      1.01%        1.00%           1.06%          1.09%+
Portfolio turnover rate..............        52%          37%             29%            34%
Net assets at end of period (in
 000's)..............................  $191,368     $150,474         $79,813        $17,384

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.67% and 5.40% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  The effect of losses resulting from compliance violations and the subadvisor reimbursement of such losses were less than
     0.01%.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP
                                                                MODERATE
                                                               ALLOCATION
                                                                PORTFOLIO
                                                              -------------
                                                              SERVICE CLASS
                                                              -------------
                                                              FEBRUARY 13,
                                                                 2006(A)
                                                                 THROUGH
                                                              DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              -------------
Net asset value at beginning of period......................    $  10.00
                                                                --------
Net investment income.......................................        0.14(b)
Net realized and unrealized gain on investments.............        0.83
                                                                --------
Total from investment operations............................        0.97
                                                                --------
Less dividends and distributions:
  From net investment income................................       (0.09)
  From net realized gain on investments.....................       (0.03)
                                                                --------
Total dividends and distributions...........................       (0.12)
                                                                --------
Net asset value at end of period............................    $  10.85
                                                                ========
Total investment return.....................................        9.69%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................        1.55%+
  Net Expenses..............................................        0.40%+
Portfolio turnover rate.....................................          62%
Net assets at end of period (in 000's)......................    $132,965

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP
                                                                MODERATE
                                                                 GROWTH
                                                               ALLOCATION
                                                                PORTFOLIO
                                                              -------------
                                                              SERVICE CLASS
                                                              -------------
                                                              FEBRUARY 13,
                                                                 2006(A)
                                                                 THROUGH
                                                              DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              -------------
Net asset value at beginning of period......................    $  10.00
                                                                --------
Net investment income.......................................        0.13(b)
Net realized and unrealized gain on investments.............        1.04
                                                                --------
Total from investment operations............................        1.17
                                                                --------
Less dividends and distributions:
  From net investment income................................       (0.09)
  From net realized gain on investments.....................       (0.05)
                                                                --------
Total dividends and distributions...........................       (0.14)
                                                                --------
Net asset value at end of period............................    $  11.03
                                                                ========
Total investment return.....................................       11.69%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................        1.39%+
  Net Expenses..............................................        0.38%+
Portfolio turnover rate.....................................          46%
Net assets at end of period (in 000's)......................    $163,754

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                       ------------------------------------------------------------------------
                                                                    INITIAL CLASS
                                       ------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,
                                          2006           2005           2004               2003          2002
SELECTED PER SHARE DATA AND RATIOS     ------------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $    25.25     $    24.38     $    22.40         $    17.68     $  23.14
                                       ----------     ----------     ----------         ----------     --------
Net investment income................        0.44(b)        0.41(b)        0.37(b)(c)         0.27(b)      0.26
Net realized and unrealized gain
 (loss) on investments...............        3.47           0.76           1.98               4.72        (5.40)
                                       ----------     ----------     ----------         ----------     --------
Total from investment operations.....        3.91           1.17           2.35               4.99        (5.14)
                                       ----------     ----------     ----------         ----------     --------
Less dividends and distributions:
 From net investment income..........       (0.15)         (0.30)         (0.37)             (0.27)       (0.26)
 From net realized gain on
   investments.......................          --             --             --                 --        (0.06)
 Return of capital...................          --             --             --              (0.00)(d)       --
                                       ----------     ----------     ----------         ----------     --------
Total dividends and distributions....       (0.15)         (0.30)         (0.37)             (0.27)       (0.32)
                                       ----------     ----------     ----------         ----------     --------
Net asset value at end of period.....  $    29.01     $    25.25     $    24.38         $    22.40     $  17.68
                                       ==========     ==========     ==========         ==========     ========
Total investment return..............       15.45%          4.77%(e)      10.49%             28.19%      (22.21%)
Ratios (to average net
 assets)/Supplement Data:
 Net investment income...............        1.66%          1.68%          1.64%(c)           1.40%        1.25%
 Net expenses........................        0.35%          0.19%          0.39%              0.39%        0.38%
 Expenses (before reimbursement).....        0.35%          0.34%          0.39%              0.39%        0.38%
Portfolio turnover rate..............           5%             5%             3%                 3%           5%
Net assets at end of period (in
 000's)..............................  $1,241,402     $1,227,193     $1,322,061         $1,239,412     $977,306

                                                 MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                       -------------------------------------------------------
                                                            SERVICE CLASS
                                       -------------------------------------------------------
                                                                                    JUNE 5,
                                                                                    2003(A)
                                                                                    THROUGH
                                            YEAR ENDED DECEMBER 31,               DECEMBER 31,
                                         2006         2005         2004               2003
SELECTED PER SHARE DATA AND RATIOS     -------------------------------------------------------
Net asset value at beginning of
 period..............................  $  25.18     $  24.34     $  22.38           $ 19.95
                                       --------     --------     --------           -------
Net investment income................      0.38(b)      0.35(b)      0.34(b)(c)        0.12(b)
Net realized and unrealized gain
 (loss) on investments...............      3.44         0.74         1.95              2.56
                                       --------     --------     --------           -------
Total from investment operations.....      3.82         1.09         2.29              2.68
                                       --------     --------     --------           -------
Less dividends and distributions:
 From net investment income..........     (0.10)       (0.25)       (0.33)            (0.25)
 From net realized gain on
   investments.......................        --           --           --                --
 Return of capital...................        --           --           --             (0.00)(d)
                                       --------     --------     --------           -------
Total dividends and distributions....     (0.10)       (0.25)       (0.33)            (0.25)
                                       --------     --------     --------           -------
Net asset value at end of period.....  $  28.90     $  25.18     $  24.34           $ 22.38
                                       ========     ========     ========           =======
Total investment return..............     15.16%        4.47%(e)    10.22%            13.50%(f)
Ratios (to average net
 assets)/Supplement Data:
 Net investment income...............      1.41%        1.43%        1.39%(c)          1.15%+(g)
 Net expenses........................      0.60%        0.44%        0.64%             0.64%+
 Expenses (before reimbursement).....      0.60%        0.59%        0.64%             0.64%+
Portfolio turnover rate..............         5%           5%           3%                3%
Net assets at end of period (in
 000's)..............................  $274,579     $214,208     $147,699           $39,440

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.14      $ 10.89      $   9.96     $  7.03      $  9.55
                                       -------      -------      --------     -------      -------
Net investment loss (b)..............    (0.06)       (0.03)        (0.06)      (0.06)       (0.05)
Net realized and unrealized gain
 (loss) on investments...............     0.76         0.48          0.99        2.99        (2.47)
                                       -------      -------      --------     -------      -------
Total from investment operations.....     0.70         0.45          0.93        2.93        (2.52)
                                       -------      -------      --------     -------      -------
Less distributions:
 From net realized gain on
   investments.......................    (0.00)(c)    (0.20)           --          --           --
                                       -------      -------      --------     -------      -------
Net asset value at end of period.....  $ 11.84      $ 11.14      $  10.89     $  9.96      $  7.03
                                       =======      =======      ========     =======      =======
Total investment return..............     6.32%        4.06%         9.40%      41.69%      (26.41%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................    (0.52%)      (0.26%)       (0.61%)     (0.73%)      (0.68%)
 Net expenses........................     0.98%        0.95%         0.95%       0.95%        0.95%
 Expenses (before reimbursement).....     0.98%        0.98%         1.14%       1.21%        1.29%
Portfolio turnover rate..............       60%          41%          108%         65%         126%
Net assets at end of period (in
 000's)..............................  $92,819      $94,855      $105,650     $90,085      $34,368

                                             MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 5,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.07      $ 10.85      $  9.94        $  8.06
                                       -------      -------      -------        -------
Net investment loss (b)..............    (0.09)       (0.06)       (0.08)         (0.04)
Net realized and unrealized gain
 (loss) on investments...............     0.76         0.48         0.99           1.92
                                       -------      -------      -------        -------
Total from investment operations.....     0.67         0.42         0.91           1.88
                                       -------      -------      -------        -------
Less distributions:
 From net realized gain on
   investments.......................    (0.00)(c)    (0.20)          --             --
                                       -------      -------      -------        -------
Net asset value at end of period.....  $ 11.74      $ 11.07      $ 10.85        $  9.94
                                       =======      =======      =======        =======
Total investment return..............     6.06%        3.81%        9.13%         23.37%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................    (0.77%)      (0.51%)      (0.86%)        (0.98%)+(e)
 Net expenses........................     1.23%        1.20%        1.20%          1.20%+
 Expenses (before reimbursement).....     1.23%        1.23%        1.39%          1.46%
Portfolio turnover rate..............       60%          41%         108%            65%
Net assets at end of period (in
 000's)..............................  $89,447      $80,314      $56,037        $14,398

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP TOTAL RETURN PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  17.48     $  16.67     $  15.93     $  13.55     $  16.69
                                       --------     --------     --------     --------     --------
Net investment income................      0.37(b)      0.33(b)      0.28(c)      0.27(b)      0.37
Net realized and unrealized gain
 (loss) on investments...............      1.30         0.75         0.74         2.39        (3.13)
                                       --------     --------     --------     --------     --------
Total from investment operations.....      1.67         1.08         1.02         2.66        (2.76)
                                       --------     --------     --------     --------     --------
Less dividends and distributions:
 From net investment income..........     (0.12)       (0.27)       (0.28)       (0.28)       (0.38)
 From net realized gain on
   investments.......................     (0.25)          --           --           --           --
                                       --------     --------     --------     --------     --------
Total dividends and distributions....     (0.37)       (0.27)       (0.28)       (0.28)       (0.38)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  18.78     $  17.48     $  16.67     $  15.93     $  13.55
                                       ========     ========     ========     ========     ========
Total investment return..............      9.50%        6.50%(d)     6.37%       19.68%      (16.57%)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...............      2.06%        1.96%        1.64%(c)     1.87%        2.28%
 Net expenses........................      0.59%        0.37%        0.62%        0.61%        0.61%
 Expenses (before reimbursement).....      0.59%        0.58%        0.62%        0.61%        0.61%
Portfolio turnover rate..............        61%(e)       76%(e)      111%          69%         101%
Net assets at end of period (in
 000's)..............................  $408,052     $451,605     $523,683     $558,181     $498,484

                                               MAINSTAY VP TOTAL RETURN PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 4,
                                                                                2003(A)
                                                         YEAR ENDED             THROUGH
                                                        DECEMBER 31,          DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $  17.43     $ 16.64      $ 15.92        $ 14.79
                                       --------     -------      -------        -------
Net investment income................      0.33(b)     0.29(b)      0.24(c)        0.14(b)
Net realized and unrealized gain
 (loss) on investments...............      1.29        0.73         0.73           1.26
                                       --------     -------      -------        -------
Total from investment operations.....      1.62        1.02         0.97           1.40
                                       --------     -------      -------        -------
Less dividends and distributions:
 From net investment income..........     (0.08)      (0.23)       (0.25)         (0.27)
 From net realized gain on
   investments.......................     (0.25)         --                          --
                                       --------     -------      -------        -------
Total dividends and distributions....     (0.33)      (0.23)       (0.25)         (0.27)
                                       --------     -------      -------        -------
Net asset value at end of period.....  $  18.72     $ 17.43      $ 16.64        $ 15.92
                                       ========     =======      =======        =======
Total investment return..............      9.23%       6.19%(d)     6.10%          9.47%(f)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...............      1.81%       1.71%        1.39%(c)       1.62%+(g)
 Net expenses........................      0.84%       0.62%        0.87%          0.86%+
 Expenses (before reimbursement).....      0.84%       0.83%        0.87%          0.86%+
Portfolio turnover rate..............        61%(e)      76%(e)      111%            69%
Net assets at end of period (in
 000's)..............................   $55,833     $48,909      $37,849        $12,116

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 51% and 39% for the years ended December 31, 2006 and
     2005, respectively.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       MAINSTAY VP VALUE PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  17.29     $  16.47     $  14.96     $  11.91     $  15.35
                                       --------     --------     --------     --------     --------
Net investment income................      0.32(b)      0.27(b)      0.18         0.21(b)      0.20
Net realized and unrealized gain
 (loss) on investments...............      2.94         0.76         1.51         3.04        (3.43)
                                       --------     --------     --------     --------     --------
Total from investment operations.....      3.26         1.03         1.69         3.25        (3.23)
                                       --------     --------     --------     --------     --------
Less dividends and distributions:
 From net investment income..........     (0.07)       (0.21)       (0.18)       (0.20)       (0.19)
 From net realized gain on
   investments.......................     (0.30)          --           --           --        (0.02)
                                       --------     --------     --------     --------     --------
Total dividends and distributions....     (0.37)       (0.21)       (0.18)       (0.20)       (0.21)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  20.18     $  17.29     $  16.47     $  14.96     $  11.91
                                       ========     ========     ========     ========     ========
Total investment return..............     18.87%        6.24%(d)    11.28%       27.37%      (21.05%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.72%        1.58%        1.34%        1.60%        1.43%
 Net Expenses........................      0.62%        0.50%        0.65%        0.66%        0.65%
 Expenses (before reimbursement).....      0.62%        0.61%        0.65%        0.66%        0.65%
Portfolio turnover rate..............        46%          40%          81%          62%          64%
Net assets at end of period (in
 000's)..............................  $597,831     $548,065     $567,182     $418,992     $331,833

                                                   MAINSTAY VP VALUE PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 4,
                                                                                2003(A)
                                            YEAR ENDED                          THROUGH
                                           DECEMBER 31,                       DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $  17.24     $ 16.44      $ 14.95        $ 12.81
                                       --------     -------      -------        -------
Net investment income................      0.27(b)     0.22(b)      0.15           0.10(b)
Net realized and unrealized gain
 (loss) on investments...............      2.94        0.76         1.49           2.23
                                       --------     -------      -------        -------
Total from investment operations.....      3.21        0.98         1.64           2.33
                                       --------     -------      -------        -------
Less dividends and distributions:
 From net investment income..........     (0.05)      (0.18)       (0.15)         (0.19)
 From net realized gain on
   investments.......................     (0.30)         --           --             --
                                       --------     -------      -------        -------
Total dividends and distributions....     (0.35)      (0.18)       (0.15)         (0.19)
                                       --------     -------      -------        -------
Net asset value at end of period.....  $  20.10     $ 17.24      $ 16.44        $ 14.95
                                       ========     =======      =======        =======
Total investment return..............     18.58%       5.96%(d)    11.01%         18.14%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.46%       1.33%        1.09%          1.35%+(e)
 Net Expenses........................      0.87%       0.75%        0.90%          0.91%+
 Expenses (before reimbursement).....      0.87%       0.86%        0.90%          0.91%+
Portfolio turnover rate..............        46%         40%          81%            62%
Net assets at end of period (in
 000's)..............................  $121,878     $80,384      $56,367        $15,024

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.13% and 5.87% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at www.mainstayfunds.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833-01

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2007

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 14 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Common Stock Portfolio................    page A-7
                                                                 ICAP Select Equity Portfolio (formerly
                                                                   Basic Value Portfolio)..............    page A-9
                                                                 Income & Growth Portfolio.............    page A-12
                                                                 S&P 500 Index Portfolio...............    page A-14
                                                                 Large Cap Growth Portfolio............    page A-16
                                                                 Value Portfolio.......................    page A-18
                                                                  Blended
                                                                 Convertible Portfolio.................    page A-20
                                                                 Total Return Portfolio................    page A-22
                                                                  Income
                                                                 Bond Portfolio........................    page A-24
                                                                 Cash Management Portfolio.............    page A-26
                                                                 Floating Rate Portfolio...............    page A-28
                                                                 Government Portfolio..................    page A-30
                                                                 High Yield Corporate Bond Portfolio...    page A-32

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY, BLENDED AND
  INCOME PORTFOLIOS.........................................    A-4
    Not Insured.............................................    A-4
    You Could Lose Money....................................    A-4
    NAV Will Fluctuate......................................    A-4
    More Information........................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
COMMON STOCK PORTFOLIO......................................    A-7
ICAP SELECT EQUITY PORTFOLIO (formerly BASIC VALUE
  PORTFOLIO.................................................    A-9
INCOME & GROWTH PORTFOLIO...................................   A-12
S&P 500 INDEX PORTFOLIO.....................................   A-14
LARGE CAP GROWTH PORTFOLIO..................................   A-16
VALUE PORTFOLIO.............................................   A-18
CONVERTIBLE PORTFOLIO.......................................   A-20
TOTAL RETURN PORTFOLIO......................................   A-22
BOND PORTFOLIO..............................................   A-24
CASH MANAGEMENT PORTFOLIO...................................   A-26
FLOATING RATE PORTFOLIO.....................................   A-28
GOVERNMENT PORTFOLIO........................................   A-30
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-32
INVESTMENT POLICIES.........................................   A-34
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-34
    CREDIT RISK.............................................   A-34
    DERIVATIVE SECURITIES...................................   A-34
    FOREIGN SECURITIES......................................   A-34
    GROWTH SECURITIES.......................................   A-35
    ILLIQUID AND RESTRICTED SECURITIES......................   A-35
    INITIAL PUBLIC OFFERINGS................................   A-35
    INTEREST RATE RISK......................................   A-35
    INVESTMENTS IN TECHNOLOGY SECTOR........................   A-35
    LENDING OF PORTFOLIO SECURITIES.........................   A-35
    LIQUIDITY RISK..........................................   A-35
    LOAN PARTICIPATION INTERESTS............................   A-35
    MARKET RISK.............................................   A-36
    MATURITY RISK...........................................   A-36
    MORTGAGE-RELATED AND ASSET-BACKED SECURITIES............   A-36
    PORTFOLIO TURNOVER......................................   A-36
    REAL ESTATE INVESTMENT TRUSTS ("REITS").................   A-36
    RISK MANAGEMENT TECHNIQUES..............................   A-36
    RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")....   A-36
    RISKS OF INVESTING IN SMALLER COMPANIES.................   A-37
    SWAP AGREEMENTS.........................................   A-37
    TEMPORARY DEFENSIVE INVESTMENTS.........................   A-37
    VALUE SECURITIES........................................   A-37
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..........   A-37
THE FUND AND ITS MANAGEMENT.................................   A-37
PURCHASE AND REDEMPTION OF SHARES...........................   A-42
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-43
GENERAL INFORMATION.........................................   A-44
FINANCIAL HIGHLIGHTS........................................   A-45

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-five separate series, each of which represents a separate portfolio of investments -- Initial Class shares of fourteen of these series are offered by the Fund in this Prospectus -- the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Floating Rate Portfolio ("Floating Rate"), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP ICAP Select Equity Portfolio ("ICAP Select Equity") formerly Mainstay VP Basic Value Portfolio, the MainStay Income & Growth Portfolio ("Income & Growth"), the Mainstay VP Large Cap Growth Portfolio ("Large Cap Growth"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Total Return Portfolio ("Total Return"), and the MainStay VP Value Portfolio ("Value"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Some of the Portfolios have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts. The rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

PROPOSED MERGER -- ON MARCH 6, 2007, THE BOARD OF DIRECTORS OF THE MAINSTAY VP SERIES FUND, INC. VOTED TO APPROVE, SUBJECT TO SHAREHOLDER APPROVAL, A MERGER OF THE MAINSTAY VP INCOME & GROWTH PORTFOLIO, SUBADVISED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., WITH AND INTO THE MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, SUBADVISED BY INSTITUTIONAL CAPITAL LLC. SHAREHOLDERS WHO OWN SHARES OF THE MAINSTAY VP INCOME & GROWTH PORTFOLIO AS OF APRIL 13, 2007 WILL RECEIVE FURTHER INFORMATION REGARDING THE PROPOSED MERGER IN A PROXY STATEMENT ON OR ABOUT MAY 15, 2007. THE PROXY STATEMENT WILL ALSO INCLUDE VOTING INSTRUCTION CARDS WITH WHICH TO VOTE ON THE MERGER AT A SPECIAL MEETING TO BE HELD ON JULY 11, 2007. IF APPROVED BY SHAREHOLDERS, THE MERGER WILL CLOSE ON OR ABOUT AUGUST 17, 2007.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity, Blended and Income Portfolios

This Prospectus discusses fourteen Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Blended Portfolios invest in a mix of equity and fixed income securities, the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of thirteen of the Portfolios and has retained subadvisors for fifteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts, real estate investment trusts ("REITs"), and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and a Portfolio's share price.

MORE INFORMATION
More detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;

- increasing return on investment; and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

The Portfolio also may invest up to 20% of its net assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio may also invest in convertible securities and real estate investment trusts ("REITs").

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Investments in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.45%    0.71%     4.27%
Russell 1000(R) Growth Index(1)      9.07%    2.69%     5.44%
S&P 500(R) Index(2)                 15.79%    6.19%     8.42%

(1) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 1000(R) Growth Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Portfolio selected the Russell 1000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500(R) Index as a secondary benchmark.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[Bar Chart]

97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16
05                                                                                8.41
06                                                                                4.45

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.62%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346        $  774

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $1.4 billion to $446.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $863 million to $410.7 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with risk of loss. Some of the securities therefore, may carry above-average risk, compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        23.35%
Lowest Return/Worst Quarter              1/01       -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      16.47%    5.89%     8.33%
S&P 500(R) Index(1)                  15.79%    6.19%     8.42%
Russell 1000(R) Index(2)             15.46%    6.82%     8.64%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                               10.90
05                                                                                7.70
06                                                                               16.47

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                   MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO*

INVESTMENT OBJECTIVE -- The ICAP Select Equity Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $2 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those that Institutional Capital LLC ("ICAP"), the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- ICAP uses a team approach with a primarily large-cap value oriented investment style. ICAP's investment process involves three key components: research, valuation, and identification of a catalyst.

Research is key to ICAP's investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product). Before a security is added to the Portfolio, ICAP's investment team generally discusses, evaluates and approves each recommendation.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to sell a security when its target price is achieved, the catalyst becomes inoperative, or another stock offers greater opportunity for appreciation.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks (including the stocks in which the Portfolio may invest) is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security

---------------

*Formerly MainStay VP Basic Value Portfolio.

purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

The Portfolio typically will hold between 25 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Returns shown include periods during which the Portfolio was managed by a different subadvisor. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


ICAP SELECT EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%

                      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                                                 SINCE
                                                                         5     INCEPTION
                                                              1 YEAR   YEARS    5/1/98
ICAP Select Equity Portfolio --
  Initial Class                                               19.31%   6.70%     5.14%
  Service Class(1)                                            19.00%   6.44%     4.88%
S&P 500(R) Index(2)                                           15.79%   6.19%     4.48%
S&P 500/Citigroup Value Index(3)                              20.80%   9.06%     5.98%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index. The Portfolio has selected the S&P 500(R) Index as its primary benchmark index in replacement of the S&P 500/Citigroup Value Index. The Portfolio selected the S&P 500(R) Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500/Citigroup Value Index as a secondary benchmark.
(3) The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Index returns prior to January 1, 2006, inception of the Index, reflect the returns of the S&P 500/Barra Index. You cannot invest directly in an index.

[BAR CHART]

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37
05                                                                                5.44
06                                                                               19.31

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.60%     0.60%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses(3)
    (includes Administration Fee of 0.20%)   0.33%     0.33%
    Total Annual Portfolio Operating
      Expenses(4 5)                          0.93%     1.18%
    Less Waivers/Reimbursements             -0.05%    -0.05%
    Net Annual Portfolio Operating
      Expenses                               0.88%     1.13%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has contractually agreed to waive its advisory fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. Without this contractual waiver, the actual advisory fee would be 0.60% on assets up to $250 million and 0.55% on assets in excess of $250 million. The contractual waiver may be modified or terminated only with the approval of the Board of Directors.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.
(5) Expenses have been restated to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 90       $281        $488        $1,084
  Service Class           $115       $359        $622        $1,375

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a quantitative model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

The portfolio managers generally sell stocks from the Portfolio when they believe:

- a stock becomes too expensive relative to other stock opportunities;

- a stock's risk parameters outweigh its return opportunity;

- more attractive alternatives are identified; or

- specific events alter a stock's prospects.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the Portfolio may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Portfolio limits its purchase of debt securities to investment grade obligations, and other similar securities. Futures contracts, a type of derivative security, can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

The Portfolio's investments may include derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to enhance return or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

    INCOME & GROWTH PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR   RETURN
Highest Return/Best Quarter                            2/03         15.97%
Lowest Return/Worst Quarter                            3/02        -17.06%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/98
Income & Growth Portfolio --
  Initial Class                                               16.86%    7.38%      4.81%
  Service Class(1)                                            16.57%    7.12%      4.55%
S&P 500(R) Index(2)                                           15.79%    6.19%      4.48%

(1) Performance for the Service Class shares, first offered 6/13/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/12/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


[BAR CHART]

99                                                                               17.59
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65
05                                                                                4.69
06                                                                               16.86

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses(3)
    (includes Administration Fee of 0.20%)   0.32%     0.32%
    Total Annual Portfolio Operating
      Expenses(4)                            0.82%     1.07%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% on assets in excess of $200 million.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 84       $262        $455        $1,014
  Service Class           $109       $340        $590        $1,306

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The market capitalizations of companies in this index fluctuate; as of the date of this Prospectus, they range from $1.4 billion to $446.9 billion.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures, which are a type of derivative, that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transaction costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. However, the Portfolio may lose money using derivatives.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter                             4/98       21.46%
Lowest Return/Worst Quarter                             3/02      -17.16%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                   1 YEAR   5 YEARS   10 YEARS
S&P 500 Index Portfolio --
  Initial Class                    15.45%    5.91%     8.14%
S&P 500(R) Index(1)                15.79%    6.19%     8.42%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49
05                                                                                4.77
06                                                                               15.45

                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.09%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(3)     0.35%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has voluntarily agreed to waive a portion of its advisory fee so that the advisory fee is 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would be 0.10% up to $1 billion and 0.075% on assets in excess of $1 billion.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $36        $113        $197         $443

                     MAINSTAY VP LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio invests in companies that have the potential for above-average future earnings growth with management focused on shareholder value. Under normal circumstances, the Portfolio invests at least 80% of its assets in large capitalization companies. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally are improving their financial returns. The Portfolio's investment strategy may result in high portfolio turnover.

INVESTMENT PROCESS -- The Portfolio will invest in those companies that Winslow Capital Management, Inc., the Portfolio's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes:

- addressing markets with growth opportunities;

- leading or gaining market share;

- identifiable and sustainable competitive advantages;

- a management team that can perpetuate the firm's competitive advantages; and

- high, and preferably rising, returns on investors' capital.

The Subadvisor takes a "bottom-up" investment approach when selecting investments for the Portfolio. This means it bases investment decisions on company specific factors, not general economic conditions. The Subadvisor also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when:

- the fundamental business prospects are deteriorating; and/or

- a stock becomes fully valued or a position exceeds 5% of the Portfolio.

Additionally, all stocks that decline 20% or more from a recent high are immediately reviewed for possible fundamental deterioration.

Typically, the Subadvisor invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.).

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Therefore, some of the securities may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its investment strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Since the Portfolio may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Please see "More About Investment Strategies and Risks" for a more detailed discussion of foreign securities risks.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


LARGE CAP GROWTH PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                      4/99       44.97%
Lowest Return/Worst Quarter                      3/01      -21.11%

              AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                                 SINCE
                                                               INCEPTION
                                            1 YEAR   5 YEARS    5/1/98
Large Cap Growth Portfolio --
 Initial Class                              7.24%     0.10%      4.56%
 Service Class(1)                           6.97%    -0.15%      4.29%
Russell 1000(R) Growth Index(2)             9.07%     2.69%      1.27%
S&P 500(R) Index(3)                         15.79%    6.19%      4.48%

(1) Performance for the Service Class shares, first offered 6/6/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/5/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 1000(R) Growth Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Portfolio selected the Russell 1000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500(R) Index as a secondary benchmark.
(3) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32
05                                                                                4.35
06                                                                                7.24

                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                 INITIAL   SERVICE
                                                  CLASS     CLASS
                                                 -------   -------
    Advisory Fee(1)                               0.50%     0.50%
    Distribution and Service (12b-1) Fees         None      0.25%(2)
    Other Expenses(3)
    (includes Administration Fee of 0.20%)        0.30%     0.30%
    Total Annual Portfolio Operating Expenses(4
      5)                                          0.80%     1.05%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $200 million and 0.40% on assets in excess of $200 million.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.
(5) Expenses have been restated to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Initial Class               $ 82       $255        $444        $  990
 Service Class               $107       $334        $579        $1,283

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in equity securities. The Portfolio is not designated or managed primarily to produce current income.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields LLC, the Portfolio's Subadvisor believes are "undervalued" (selling below their value) when purchased;

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios;

  - the company's book value;

  - estimated value of the company's assets (liquidation value); and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                       1 YEAR   5 YEARS   10 YEARS
Value Portfolio --
  Initial Class                        18.87%    7.16%      7.46%
Russell 1000(R) Value Index(1)         22.25%   10.86%     11.00%

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[BAR CHART]

97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28
05                                                                                6.24
06                                                                               18.87

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.63%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $64        $202        $351        $  786

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                              1 YEAR  5 YEARS  10 YEARS
Convertible Portfolio --
  Initial Class               10.44%    7.05%     8.38%
Merrill Lynch All US
  Convertible Securities
  Index(1)                    12.83%    7.75%     8.54%

(1) The Merrill Lynch All US Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11
05                                                                                6.59
06                                                                               10.44

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1) (includes Administration Fee
    of 0.20%)                                        0.28%
    Total Annual Portfolio Operating Expenses(2)     0.64%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $65        $205        $357        $  798

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in U.S., equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that MacKay Shields LLC, the Portfolio's Subadvisor believes to be undervalued.

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by the Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.

In addition, of its investments in debt securities the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio's investment.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%

            AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                          1 YEAR  5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                            9.50%    4.37%    6.37%
S&P 500(R) Index(1)                       15.79%   6.19%    8.42%
Russell 1000(R) Index(2)                  15.46%   6.82%    8.64%
Total Return Core Composite Index(3)      10.93%   6.36%    8.02%
Lehman Brothers Aggregate Bond Index(4)   4.33%    5.06%    6.24%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. You cannot invest directly in an index.

(3) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. You cannot invest directly in an index.

(4) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.

[BAR CHART]

97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37
05                                                                                6.50
06                                                                                9.50

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.32%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.59%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  3/02       5.43%
Lowest Return/Worst Quarter                  2/04      -2.39%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio --
  Initial Class                     4.55%     4.94%     6.05%
Merrill Lynch Corporate and
  Government Master Index(1)        3.83%     5.16%     6.28%
Lehman Brothers(R) Aggregate Bond
  Index(2)                          4.33%     5.06%     6.24%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

(2) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.


[BAR CHART]

97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09
05                                                                                2.18
06                                                                                4.55

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars.

The Portfolio may also invest in variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a security or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include political and economic instability, less publicly available information about issuers, and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss greater than the amount of its initial investment. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Portfolio's investments.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                      1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio -- Initial
  Class                               4.57%     2.07%     3.54%
Lipper Money Market Funds Index(1)    4.51%     1.97%     3.44%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

[BAR CHART]

97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85
05                                                                               2.96
06                                                                               4.57

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.27%
Total Annual Portfolio Operating
  Expenses                               0.52%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                      MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When NYLIM, the Portfolio's Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are usually rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including: credit risk, liquidity, and interest rates.

The floating rate loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Portfolio from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a Portfolio's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio may invest in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

FLOATING RATE PORTFOLIO -- INITIAL CLASS                      QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      4/06          1.80%
Lowest Return/Worst Quarter                                      2/06          0.75%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 5/2/05
Floating Rate Portfolio --
  Initial Class                                                     5.99%              4.84%
Credit Suisse Leveraged Loan Index(1)                               7.33%              6.75%

(1) The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non investment-grade loans. You cannot invest directly in an index.

[BAR CHART]

06                                                                               5.99

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.10%
    Total Annual Portfolio Operating Expenses        0.70%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $72        $224        $390         $871

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 3/02       5.46%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    4.06%     4.26%     5.63%
Lehman Brothers Government Bond
  Index(1)                         3.48%     4.64%     6.01%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33
05                                                                                2.38
06                                                                                4.06

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.57%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $58        $183        $318         $714

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                              1 YEAR   5 YEARS   10 YEARS
High Yield Corporate Bond Portfolio -- Initial Class          12.04%   12.59%     8.87%
Credit Suisse(TM) High Yield Index(1)                         11.91%   11.07%     7.09%

(1) The Credit Suisse(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               13.03
--                                                                               -----
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72
05                                                                                2.94
06                                                                               12.04

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.56%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $57        $179        $313         $701

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio which, under normal circumstances no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio may not be subject to such constraints on new investments. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investment, this means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as described above) in that type or style of investment.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

CREDIT RISK

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

DERIVATIVE SECURITIES

Certain Portfolios may invest in derivative securities. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the amount of its initial investment. When using derivative instruments, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, foreign securities may be issued by companies organized outside the U.S. but are traded in U.S.

securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

GROWTH SECURITIES

Certain Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

ILLIQUID AND RESTRICTED SECURITIES

A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INTEREST RATE RISK

When interest rates rise, the prices of fixed income securities in the Portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolios generally will rise.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Portfolios might not be able to recover the securities or their value. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling these illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The

Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MARKET RISK

The value of securities in which the Portfolios may invest may decline due to changing economic, political or market conditions or disappointing earnings results.

MATURITY RISK

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of its share price.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investments in high yield bonds involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

RISKS OF INVESTING IN SMALLER COMPANIES

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

SWAP AGREEMENTS

Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.
TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

VALUE SECURITIES

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.


                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

     THE BOARD OF DIRECTORS

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31,

2006, NYLIM and its affiliates managed approximately $235.7 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Management Agreements with regard to the Floating Rate Portfolio and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly ten Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Floating Rate Portfolio pursuant to the Management Agreements referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

For the fiscal year ended December 31, 2006, the Fund, on behalf of the Floating Rate Portfolio, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Floating Rate Portfolio.....................     0.60%

The 13 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2006, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 13 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
ICAP Select Equity Portfolio................     0.55%
Income & Growth Portfolio...................     0.50%
Large Cap Growth Portfolio..................     0.50%
S&P 500 Index Portfolio.....................     0.09%
Total Return Portfolio......................     0.32%
Value Portfolio.............................     0.36%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

A discussion regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the annual period ended December 31, 2006.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. IBT also holds the Portfolios' foreign assets. For providing these services, IBT is compensated by NYLIM.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, Total Return and Value Portfolios. MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2006, MacKay Shields managed approximately $40 billion in assets.

Institutional Capital LLC, ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, serves as Subadvisor to the ICAP Select Equity Portfolio. ICAP has been an investment adviser since 1970. As of December 31, 2006, ICAP managed over $18.2 billion in assets for institutional and retail clients with a focus on domestic and foreign large cap value equity investments. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.

Winslow Capital Management Inc., ("Winslow"), whose principal place of business is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as the Subadvisor to the Large Cap Growth Portfolio. As of December 31, 2006, Winslow managed approximately $1.7 billion in assets under their large capitalization investment strategies.

     PORTFOLIO MANAGERS

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek and Thomas Volpe, Jr.

CAPITAL APPRECIATION PORTFOLIO -- Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

COMMON STOCK PORTFOLIO -- Harvey Fram

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

FLOATING RATE PORTFOLIO -- Robert Dial

GOVERNMENT PORTFOLIO -- Joseph Portera and Gary Goodenough

HIGH YIELD CORPORATE BOND PORTFOLIO -- J. Matthew Philo

ICAP SELECT EQUITY PORTFOLIO -- Robert H. Lyon and Jerrold K. Senser

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, Lynette Pang, John Schniedwind and Zili Zhang

LARGE CAP GROWTH PORTFOLIO -- Clark J. Winslow, Justin H. Kelly and R. Bart Wear

S&P 500 INDEX PORTFOLIO -- Francis Ok

TOTAL RETURN PORTFOLIO -- Gary Goodenough, Joseph Portera, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

ROBERT DIAL -- Mr. Dial has managed the Floating Rate Portfolio since inception. He joined NYLIM in 2001 and is responsible for NYLIM's Leveraged Loan Group. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

HARVEY FRAM, CFA -- Mr. Fram has managed the Common Stock Portfolio since 2004. He joined NYLIM in March 2000 and is currently a Director. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC (a former subsidiary of NYLIM) from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough has managed the Government Portfolio and the Total Return Portfolio since July 2000, and the Cash Management Portfolio since 2006. Mr Goodenough is a Senior Managing Director. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

JUSTIN H. KELLY, CFA -- Mr. Kelly is a Managing Director and portfolio manager of Winslow Capital Management with responsibility for large cap growth stocks. He became a portfolio manager of the Large Cap Growth Portfolio in 2005. Previously, Mr. Kelly was a Vice President co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.

ROBERT H. LYON -- Mr. Lyon, chief investment officer, joined ICAP in 1976 as a securities analyst. He has been a portfolio manager of the ICAP Select Equity Portfolio (formerly, Basic Value Portfolio) since 2006. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992. He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.

FRANCIS J. OK -- Mr. Ok has managed the S&P 500 Index Portfolio since 2004 and is responsible for managing and running NYLIM Equity Investors Group trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

LYNETTE PANG, CFA -- Ms. Pang has managed the Income & Growth Portfolio since 2006. Ms. Pang joined

American Century in 1997. She has a bachelor's degree from the University of California, Davis and is a CFA charterholder.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. He is a Senior Managing Director of MacKay Shields and has been Co-head of Fixed Income since 2006. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000 and the Total Return Portfolio since 2006. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Value Portfolio since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

JERROLD K. SENSER, CFA -- Mr. Senser is co-chief investment officer and a member of the senior investment committee of ICAP. He has been a portfolio manager of the ICAP Select Equity Portfolio (formerly, Basic Value Portfolio) since 2006. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham. Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and is now a Managing Director since 2006. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Fixed Income Investors Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

R. BART WEAR, CFA -- Mr. Wear is a Managing Director of Winslow Capital Management and has been with the firm since 1997. He has managed the Large Cap Growth Portfolio since 2005. Previously he was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior thereto, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in Finance. He is also a Chartered Financial Analyst.

CLARK J. WINSLOW -- Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. He has managed the Large Cap Growth Portfolio since 2005. Mr. Winslow has 40 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in October 1995 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual con-tract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income annually, to the extent income is available. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               MAINSTAY VP BOND PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.16     $  13.31     $  13.41     $  13.73     $  13.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.58         0.53(a)      0.47         0.52(a)      0.60
Net realized and unrealized gain (loss) on investments......      0.02        (0.24)        0.08         0.10         0.64
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.60         0.29         0.55         0.62         1.24
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.16)       (0.44)       (0.50)       (0.59)       (0.61)
  From net realized gain on investments.....................        --           --        (0.15)       (0.35)       (0.01)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.16)       (0.44)       (0.65)       (0.94)       (0.62)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  13.60     $  13.16     $  13.31     $  13.41     $  13.73
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.55%        2.18%(b)     4.09%        4.52%        9.48%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.66%        3.96%        3.36%        3.75%        4.93%
  Net Expenses..............................................      0.52%        0.36%        0.54%        0.54%        0.52%
  Expenses (before reimbursements)..........................      0.52%        0.51%        0.54%        0.54%        0.52%
Portfolio turnover rate.....................................       166%(c)      277%(c)      335%         149%          76%
Net assets at end of period (in 000's)......................  $410,139     $377,607     $421,046     $485,033     $481,740

------------

(a)  Per share date based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover not including mortgage dollar rolls is 147% and 161% for the years ended December 31, 2006 and
     2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006             2005         2004          2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $  23.31         $  21.51     $  20.70     $    16.33     $  23.64
                                                              --------         --------     --------     ----------     --------
Net investment income (loss)................................      0.05             0.07(a)      0.05           0.04(a)      0.02
Net realized and unrealized gain (loss) on investments......      0.99             1.73         0.81           4.37        (7.31)
                                                              --------         --------     --------     ----------     --------
Total from investment operations............................      1.04             1.80         0.86           4.41        (7.29)
                                                              --------         --------     --------     ----------     --------
Less dividends and distributions:
  From net investment income................................     (0.09)           (0.00)(b)    (0.05)         (0.04)       (0.02)
                                                              --------         --------     --------     ----------     --------
Net asset value at end of period............................  $  24.26         $  23.31     $  21.51     $    20.70     $  16.33
                                                              ========         ========     ========     ==========     ========
Total investment return.....................................      4.45%            8.41%(c)     4.16%         26.99%      (30.83%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................      0.13%            0.33%        0.24%          0.20%        0.11%
  Net Expenses..............................................      0.62%            0.37%        0.65%          0.64%        0.64%
  Expenses (before reimbursement)...........................      0.62%            0.60%        0.65%          0.64%        0.64%
Portfolio turnover rate.....................................        28%              22%          34%            26%          72%
Net assets at end of period (in 000's)......................  $738,278         $835,933     $929,227     $1,011,538     $842,410

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                  -----------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    2006           2005              2004              2003              2002
SELECT PER SHARE DATA AND RATIOS  -----------------------------------------------------------------------------
Net asset value at beginning of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  --------       --------          --------          --------          --------
Net investment income...........      0.04           0.03              0.01              0.01              0.01
Net realized and unrealized gain
  on investments................     (0.00)(a)       0.00(a)           0.00(a)           0.00(a)           0.00(a)
                                  --------       --------          --------          --------          --------
Total from investment
  operations....................      0.04           0.03              0.01              0.01              0.01
                                  --------       --------          --------          --------          --------
Less dividends and
  distributions:
  From net investment income....     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
  From net realized gain on
    investments.................        --             --             (0.00)(a)         (0.00)(a)         (0.00)(a)
                                  --------       --------          --------          --------          --------
Total dividends and
  distributions.................     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
                                  --------       --------          --------          --------          --------
Net asset value at end of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  ========       ========          ========          ========          ========
Total investment return.........      4.57%          2.96%(b)          0.85%             0.67%             1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.........      4.50%          2.91%             0.83%             0.67%             1.33%
  Expenses......................      0.52%          0.30%             0.55%             0.55%             0.55%
  Expenses (before
    reimbursement)..............      0.52%          0.50%             0.55%             0.55%             0.55%
Net assets at end of year (in
  000's)........................  $351,753       $306,900          $308,660          $359,974          $518,348

------------

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP COMMON STOCK PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  21.62     $  20.52     $  18.75     $  14.98     $  19.99
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.31(a)      0.33(a)      0.28(b)      0.17(a)      0.16
Net realized and unrealized gain (loss) on investments......      3.26         1.25         1.77         3.78        (5.01)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      3.57         1.58         2.05         3.95        (4.85)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.14)       (0.22)       (0.28)       (0.18)       (0.16)
  From net realized gain on investments.....................     (0.54)       (0.26)          --           --           --
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.68)       (0.48)       (0.28)       (0.18)       (0.16)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  24.51     $  21.62     $  20.52     $  18.75     $  14.98
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     16.47%        7.70%(c)    10.90%       26.37%      (24.25%)
Ratios (to average net assets)/ Supplemental Data:
  Net investment income.....................................      1.35%        1.58%        1.44%(b)     1.05%        0.89%
  Net Expenses..............................................      0.52%        0.30%        0.53%        0.52%        0.51%
  Expenses (before reimbursement)...........................      0.52%        0.50%        0.53%        0.52%        0.51%
Portfolio turnover rate.....................................        90%          83%         151%          72%         120%
Net assets at end of period (in 000's)......................  $950,660     $863,109     $923,660     $864,373     $731,686

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CONVERTIBLE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------------
Net asset value at beginning of period......................  $  11.82     $  11.26     $  10.82     $   9.04     $  10.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.22(a)      0.21(a)      0.21         0.27(a)      0.28
Net realized and unrealized gain (loss) on investments......      1.02         0.53         0.45         1.74        (1.08)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      1.24         0.74         0.66         2.01        (0.80)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.31)       (0.18)       (0.22)       (0.23)       (0.27)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  12.75     $  11.82     $  11.26     $  10.82     $   9.04
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     10.44%        6.59%(b)     6.11%       22.23%       (7.91%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.80%        1.87%        1.94%        2.71%        2.97%
  Expenses..................................................      0.63%        0.53%        0.66%        0.67%        0.67%
  Expenses (before reimbursement)...........................      0.63%        0.62%        0.66%        0.67%        0.67%
Portfolio turnover rate.....................................        76%         100%         108%          76%          95%
Net assets at end of period (in 000's)......................  $246,179     $262,352     $291,995     $292,043     $204,263

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP FLOATING
                                                                  RATE PORTFOLIO
                                                              -----------------------
                                                                   INITIAL CLASS
                                                              -----------------------
                                                                            MAY 2,
                                                                           2005(A)
                                                                           THROUGH
                                                                         DECEMBER 31,
                                                                2006         2005
SELECT PER SHARE DATA AND RATIOS                              -----------------------
Net asset value at beginning of period......................  $  9.91      $ 10.00
                                                              -------      -------
Net investment income.......................................     0.62         0.32
Net realized and unrealized gain (loss) on investments......    (0.05)       (0.09)
                                                              -------      -------
Total from investment operations............................     0.57         0.23
                                                              -------      -------
Less dividends
  From net investment income................................    (0.62)       (0.32)
                                                              -------      -------
Net asset value at end of period............................  $  9.86      $  9.91
                                                              =======      =======
Total investment return.....................................     5.99%        2.10%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     6.37%        4.76%+
  Expenses..................................................     0.70%        0.84%+
Portfolio turnover rate.....................................        6%          11%
Net assets at end of period (in 000's)......................  $51,569      $25,060

------------

(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  10.53     $  10.63     $  10.73     $  11.05     $  10.35
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.47(a)      0.40(a)      0.45         0.36(a)      0.31
Net realized and unrealized gain (loss) on investments......     (0.04)       (0.15)       (0.09)       (0.15)        0.71
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.43         0.25         0.36         0.21         1.02
                                                              --------     --------     --------     --------     --------
Less dividends:
  From net investment income................................     (0.11)       (0.35)       (0.46)       (0.53)       (0.32)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  10.85     $  10.53     $  10.63     $  10.73     $  11.05
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.06%        2.38%(b)     3.33%        1.88%        9.85%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.45%        3.75%        3.63%        3.25%        3.94%
  Expenses..................................................      0.57%        0.43%        0.59%        0.59%        0.59%
  Expenses (before reimbursement)...........................      0.57%        0.56%        0.59%        0.59%        0.59%
Portfolio turnover rate.....................................        83%(c)      171%(c)      113%         106%         146%
Net assets at end of period (in 000's)......................  $189,235     $231,485     $275,674     $359,332     $432,816

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(c)  The portfolio turnover rate not including mortgage dollar rolls is 46% and 50% for the year ended December 31, 2006 and year ended December 31, 2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006          2005           2004           2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $   9.59     $     9.90     $     9.41     $     7.39     $   8.09
                                                              --------     ----------     ----------     ----------     --------
Net investment income.......................................      0.72(a)        0.73(a)        0.70           0.75(a)      0.85
Net realized and unrealized gain (loss) on investments......      0.44          (0.46)          0.47           1.93        (0.67)
Net realized and unrealized gain (loss) on foreign
  currency..................................................     (0.00)(b)       0.02           0.02           0.01        (0.02)
                                                              --------     ----------     ----------     ----------     --------
Total from investment operations............................      1.16           0.29           1.19           2.69         0.16
                                                              --------     ----------     ----------     ----------     --------
Less dividends:
  From net investment income................................     (0.20)         (0.60)         (0.70)         (0.67)       (0.86)
                                                              --------     ----------     ----------     ----------     --------
Net asset value at end of period............................  $  10.55     $     9.59     $     9.90     $     9.41     $   7.39
                                                              ========     ==========     ==========     ==========     ========
Total investment return.....................................     12.04%          2.94%(c)      12.72%         36.37%        2.05%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      7.20%          7.39%          7.40%          8.51%       10.44%
  Expenses..................................................      0.56%          0.45%          0.59%          0.60%        0.60%
  Expenses (before reimbursement)...........................      0.56%          0.55%          0.59%          0.60%        0.60%
Portfolio turnover rate.....................................        48%            45%            39%            43%          49%
Net assets at end of period (in 000's)......................  $969,910     $1,022,911     $1,167,527     $1,114,766     $696,500

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO*
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  11.61     $ 11.23      $ 10.18      $  8.01      $  10.46
                                       --------     -------      -------      -------      --------
Net investment income................      0.19(b)     0.15(b)      0.11         0.07(b)       0.06
Net realized and unrealized gain
 (loss) on investments...............      2.04        0.46         1.04         2.17         (2.45)
                                       --------     -------      -------      -------      --------
Total from investment operations.....      2.23        0.61         1.15         2.24         (2.39)
                                       --------     -------      -------      -------      --------
Less dividends and distributions:
 From net investment income..........     (0.03)      (0.11)       (0.10)       (0.07)        (0.06)
 From net realized gain on
   investments.......................     (0.06)      (0.12)          --           --            --
                                       --------     -------      -------      -------      --------
Total dividends and distributions....     (0.09)      (0.23)       (0.10)       (0.07)        (0.06)
                                       --------     -------      -------      -------      --------
Net asset value at end of period.....  $  13.75     $ 11.61      $ 11.23      $ 10.18      $   8.01
                                       ========     =======      =======      =======      ========
Total investment return..............     19.31%       5.44%(e)    11.37%       27.95%       (22.86%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.50%       1.35%        1.04%        0.87%         0.63%
 Net Expenses........................      0.88%#      0.77%#       0.96%        0.99%         0.98%
 Expenses (before
   waiver/reimbursements)............      0.94%#      0.91%#       0.96%        0.99%         0.98%
Portfolio turnover rate..............       130%         55%          75%          73%           65%
Net assets at end of period (in
 000's)..............................  $137,191     $66,657      $71,543      $62,229      $ 49,975

                                            MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO*
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 5,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.59      $ 11.21      $ 10.17         $ 8.97
                                       -------      -------      -------         ------
Net investment income................     0.15(b)      0.13(b)      0.09           0.03(b)
Net realized and unrealized gain
 (loss) on investments...............     2.05         0.46         1.04           1.24
                                       -------      -------      -------         ------
Total from investment operations.....     2.20         0.59         1.13           1.27
                                       -------      -------      -------         ------
Less dividends and distributions:
 From net investment income..........    (0.02)       (0.09)       (0.09)         (0.07)
 From net realized gain on
   investments.......................    (0.06)       (0.12)          --             --
                                       -------      -------      -------         ------
Total dividends and distributions....    (0.08)       (0.21)       (0.09)         (0.07)
                                       -------      -------      -------         ------
Net asset value at end of period.....  $ 13.71      $ 11.59      $ 11.21         $10.17
                                       =======      =======      =======         ======
Total investment return..............    19.00%        5.21%(e)    11.09%         14.13%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............     1.23%        1.10%        0.79%          0.62%+(d)
 Net Expenses........................     1.13%#       1.02%#       1.21%          1.24%+
 Expenses (before
   waiver/reimbursements)............     1.19%#       1.16%#       1.21%          1.24%+
Portfolio turnover rate..............      130%          55%          75%            73%
Net assets at end of period (in
 000's)..............................  $46,349      $28,632      $22,474         $6,033

------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% and 5.14% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
 #   Includes fees paid indirectly which amounted to 0.01% and 0.01% of average net assets for the years ended December 31,
     2006 and 2005, respectively.
 +   Annualized.
 *   Formerly MainStay VP Basic Value Portfolio.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                       --------------------------------------------------------------------
                                                                  INITIAL CLASS
                                       -------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                         2006       2005            2004            2003            2002
SELECT PER SHARE DATA AND RATIOS       --------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.87    $ 11.47         $ 10.35         $  8.14         $ 10.24
                                       -------    -------         -------         -------         -------
Net investment income................     0.21(b)    0.21(b)         0.19(c)         0.14(b)         0.10
Net realized and unrealized gain
 (loss) on investments...............     1.80       0.33            1.12            2.20           (2.10)
                                       -------    -------         -------         -------         -------
Total from investment operations.....     2.01       0.54            1.31            2.34           (2.00)
                                       -------    -------         -------         -------         -------
Less dividends and distributions:
 From net investment income..........    (0.08)     (0.14)          (0.19)          (0.13)          (0.10)
 From net realized gain on
   investments.......................    (0.18)        --              --              --              --
                                       -------    -------         -------         -------         -------
Total dividends and distributions....    (0.26)     (0.14)          (0.19)          (0.13)          (0.10)
                                       -------    -------         -------         -------         -------
Net asset value at end of period.....  $ 13.62    $ 11.87         $ 11.47         $ 10.35         $  8.14
                                       =======    =======         =======         =======         =======
Total investment return..............    16.86%      4.69%(d)       12.65%          28.69%         (19.52%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............     1.67%      1.82%           1.92%(c)        1.51%           1.09%
 Expenses............................     0.81%      0.75%           0.90%           0.94%           0.92%
 Expenses (before reimbursement).....     0.81%      0.84%           0.90%           0.94%           0.92%
Portfolio turnover rate..............       68%        77%             72%             79%             71%
Net assets at end of period (in
 000's)..............................  $71,025    $73,787         $76,526         $69,598         $58,153

                                                MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                       -------------------------------------------------------
                                                            SERVICE CLASS
                                       -------------------------------------------------------
                                                                                    JUNE 13,
                                                                                    2003(A)
                                                                                    THROUGH
                                             YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                         2006       2005            2004              2003
SELECT PER SHARE DATA AND RATIOS       -------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.84    $ 11.45         $ 10.34            $ 9.26
                                       -------    -------         -------            ------
Net investment income................     0.18(b)    0.20(b)         0.18(c)           0.07(b)
Net realized and unrealized gain
 (loss) on investments...............     1.79       0.31            1.11              1.14
                                       -------    -------         -------            ------
Total from investment operations.....     1.97       0.51            1.29              1.21
                                       -------    -------         -------            ------
Less dividends and distributions:
 From net investment income..........    (0.06)     (0.12)          (0.18)            (0.13)
 From net realized gain on
   investments.......................    (0.18)        --              --                --
                                       -------    -------         -------            ------
Total dividends and distributions....    (0.24)     (0.12)          (0.18)            (0.13)
                                       -------    -------         -------            ------
Net asset value at end of period.....  $ 13.57    $ 11.84         $ 11.45            $10.34
                                       =======    =======         =======            ======
Total investment return..............    16.57%      4.47%(d)       12.38%            13.10%(e)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............     1.42%      1.57%           1.67%(c)          1.26%+(f)
 Expenses............................     1.06%      1.00%           1.15%             1.19%+
 Expenses (before reimbursement).....     1.06%      1.09%           1.15%             1.19%+
Portfolio turnover rate..............       68%        77%             72%               79%
Net assets at end of period (in
 000's)..............................  $42,323    $32,497         $18,673            $4,099

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per share and 0.26%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.60% and 4.40% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  11.57     $  11.09     $  11.38     $   8.90     $  12.41
                                       --------     --------     --------     --------     --------
Net investment income (loss).........      0.01(c)      0.02(b)      0.02         0.02(c)      0.01
Net realized and unrealized gain
 (loss) on investments...............      0.83         0.46        (0.29)        2.48        (3.51)
                                       --------     --------     --------     --------     --------
Total from investment operations.....      0.84         0.48        (0.27)        2.50        (3.50)
                                       --------     --------     --------     --------     --------
Less dividends:
 From net investment income..........     (0.02)       (0.00)(b)    (0.02)       (0.02)       (0.01)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  12.39     $  11.57     $  11.09     $  11.38     $   8.90
                                       ========     ========     ========     ========     ========
Total investment return..............      7.24%        4.35%(d)    (2.32%)      28.05%      (28.21%)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........      0.07%        0.28%        0.22%        0.17%        0.07%
 Net Expenses........................      0.79%#       0.64%#       0.85%#       0.83%        0.81%
 Expenses (before
   waiver/reimbursement).............      0.81%#       0.79%#       0.88%#       0.83%        0.81%
Portfolio turnover rate..............        96%         205%         117%         160%         168%
Net assets at end of period (in
 000's)..............................  $181,657     $108,635     $130,091     $154,082     $119,529

                                             MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
                                       ---------------------------------------------------
                                                          SERVICE CLASS
                                       ---------------------------------------------------
                                                                                JUNE 6,
                                                                                2003(A)
                                                                                THROUGH
                                            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.53      $ 11.07      $ 11.37         $10.18
                                       -------      -------      -------         ------
Net investment income (loss).........    (0.02)(c)     0.00(b)(c)    0.00(b)      (0.00)(b)(c)
Net realized and unrealized gain
 (loss) on investments...............     0.82         0.46        (0.30)          1.20
                                       -------      -------      -------         ------
Total from investment operations.....     0.80         0.46        (0.30)          1.20
                                       -------      -------      -------         ------
Less dividends:
 From net investment income..........    (0.00)(b)       --        (0.00)(b)      (0.01)
                                       -------      -------      -------         ------
Net asset value at end of period.....  $ 12.33      $ 11.53      $ 11.07         $11.37
                                       =======      =======      =======         ======
Total investment return..............     6.97%        4.10%(d)    (2.57%)        11.83%(e)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........    (0.18%)       0.03%       (0.03%)        (0.08%)+(f)
 Net Expenses........................     1.04%#       0.89%#       1.10%#         1.08%+
 Expenses (before
   waiver/reimbursement).............     1.06%#       1.04%#       1.13%#         1.08%+
Portfolio turnover rate..............       96%         205%         117%           160%
Net assets at end of period (in
 000's)..............................  $39,592      $22,993      $18,500         $7,455

------------

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Per Share data based on average shares outstanding during the period.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% and 3.98% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to less than 0.01%, less than 0.01% and 0.03% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                                         ------------------------------------------------------------------------
                                                                                      INITIAL CLASS
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            2006           2005           2004               2003          2002
SELECTED PER SHARE DATA AND RATIOS                       ------------------------------------------------------------------------
Net asset value at beginning of period.................  $    25.25     $    24.38     $    22.40         $    17.68     $  23.14
                                                         ----------     ----------     ----------         ----------     --------
Net investment income..................................        0.44(a)        0.41(a)        0.37(a)(b)         0.27(a)      0.26
Net realized and unrealized gain (loss) on
  investments..........................................        3.47           0.76           1.98               4.72        (5.40)
                                                         ----------     ----------     ----------         ----------     --------
Total from investment operations.......................        3.91           1.17           2.35               4.99        (5.14)
                                                         ----------     ----------     ----------         ----------     --------
Less dividends and distributions:
  From net investment income...........................       (0.15)         (0.30)         (0.37)             (0.27)       (0.26)
  From net realized gain on investments................          --             --             --                 --        (0.06)
  Return of capital....................................          --             --             --              (0.00)(d)       --
                                                         ----------     ----------     ----------         ----------     --------
Total dividends and distributions......................       (0.15)         (0.30)         (0.37)             (0.27)       (0.32)
                                                         ----------     ----------     ----------         ----------     --------
Net asset value at end of period.......................  $    29.01     $    25.25     $    24.38         $    22.40     $  17.68
                                                         ==========     ==========     ==========         ==========     ========
Total investment return................................       15.45%          4.77%(c)      10.49%             28.19%      (22.21%)
Ratios (to average net assets)/Supplement Data:
  Net investment income................................        1.66%          1.68%          1.64%(b)           1.40%        1.25%
  Net expenses.........................................        0.35%          0.19%          0.39%              0.39%        0.38%
  Expenses (before reimbursement)......................        0.35%          0.34%          0.39%              0.39%        0.38%
Portfolio turnover rate................................           5%             5%             3%                 3%           5%
Net assets at end of period (in 000's).................  $1,241,402     $1,227,193     $1,322,061         $1,239,412     $977,306

------------

(a)  Per Share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  Total return is not annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP TOTAL RETURN PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  17.48     $  16.67     $  15.93     $  13.55     $  16.69
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.37(a)      0.33(a)      0.28(b)      0.27(a)      0.37
Net realized and unrealized gain (loss) on investments......      1.30         0.75         0.74         2.39        (3.13)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      1.67         1.08         1.02         2.66        (2.76)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.12)       (0.27)       (0.28)       (0.28)       (0.38)
  From net realized gain on investments.....................     (0.25)          --           --           --           --
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.37)       (0.27)       (0.28)       (0.28)       (0.38)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  18.78     $  17.48     $  16.67     $  15.93     $  13.55
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      9.50%        6.50%(c)     6.37%       19.68%      (16.57%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income.....................................      2.06%        1.96%        1.64%(b)     1.87%        2.28%
  Net expenses..............................................      0.59%        0.37%        0.62%        0.61%        0.61%
  Expenses (before reimbursement)...........................      0.59%        0.58%        0.62%        0.61%        0.61%
Portfolio turnover rate.....................................        61%(d)       76%(d)      111%          69%         101%
Net assets at end of period (in 000's)......................  $408,052     $451,605     $523,683     $558,181     $498,484

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  The portfolio turnover rate not including mortgage dollar rolls is 51% and 39% for the years ended December 31, 2006 and
     2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP VALUE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  17.29     $  16.47     $  14.96     $  11.91     $  15.35
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.32(a)      0.27(a)      0.18         0.21(a)      0.20
Net realized and unrealized gain (loss) on investments......      2.94         0.76         1.51         3.04        (3.43)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      3.26         1.03         1.69         3.25        (3.23)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.07)       (0.21)       (0.18)       (0.20)       (0.19)
  From net realized gain on investments.....................     (0.30)          --           --           --        (0.02)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.37)       (0.21)       (0.18)       (0.20)       (0.21)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  20.18     $  17.29     $  16.47     $  14.96     $  11.91
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     18.87%        6.24%(b)    11.28%       27.37%      (21.05%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.72%        1.58%        1.34%        1.60%        1.43%
  Net Expenses..............................................      0.62%        0.50%        0.65%        0.66%        0.65%
  Expenses (before reimbursement)...........................      0.62%        0.61%        0.65%        0.66%        0.65%
Portfolio turnover rate.....................................        46%          40%          81%          62%          64%
Net assets at end of period (in 000's)......................  $597,831     $548,065     $567,182     $418,992     $331,833

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.13% and 5.87% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at www.mainstayfunds.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833-01

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2007

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 15 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Common Stock Portfolio................    page A-7
                                                                 International Equity Portfolio........    page A-9
                                                                 Mid Cap Core Portfolio................    page A-11
                                                                 Mid Cap Growth Portfolio..............    page A-13
                                                                 Mid Cap Value Portfolio...............    page A-16
                                                                 S&P 500 Index Portfolio...............    page A-18
                                                                 Small Cap Growth Portfolio............    page A-20
                                                                 Value Portfolio.......................    page A-22
                                                                  Blended
                                                                 Convertible Portfolio.................    page A-24
                                                                  Income
                                                                 Bond Portfolio........................    page A-26
                                                                 Cash Management Portfolio.............    page A-28
                                                                 Floating Rate Portfolio...............    page A-30
                                                                 Government Portfolio..................    page A-32
                                                                 High Yield Corporate Bond Portfolio...    page A-34

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY, BLENDED AND
  INCOME PORTFOLIOS.........................................    A-4
    Not Insured.............................................    A-4
    You Could Lose Money....................................    A-4
    NAV Will Fluctuate......................................    A-4
    More Information........................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
COMMON STOCK PORTFOLIO......................................    A-7
INTERNATIONAL EQUITY PORTFOLIO..............................    A-9
MID CAP CORE PORTFOLIO......................................   A-11
MID CAP GROWTH PORTFOLIO....................................   A-13
MID CAP VALUE PORTFOLIO.....................................   A-16
S&P 500 INDEX PORTFOLIO.....................................   A-18
SMALL CAP GROWTH PORTFOLIO..................................   A-20
VALUE PORTFOLIO.............................................   A-22
CONVERTIBLE PORTFOLIO.......................................   A-24
BOND PORTFOLIO..............................................   A-26
CASH MANAGEMENT PORTFOLIO...................................   A-28
FLOATING RATE PORTFOLIO.....................................   A-30
GOVERNMENT PORTFOLIO........................................   A-32
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-34
INVESTMENT POLICIES.........................................   A-36
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-36
    CREDIT RISK.............................................   A-36
    DERIVATIVE SECURITIES...................................   A-36
    FOREIGN SECURITIES......................................   A-36
    GROWTH SECURITIES.......................................   A-37
    ILLIQUID AND RESTRICTED SECURITIES......................   A-37
    INITIAL PUBLIC OFFERINGS................................   A-37
    INTEREST RATE RISK......................................   A-37
    INVESTMENTS IN TECHNOLOGY SECTOR........................   A-37
    LENDING OF PORTFOLIO SECURITIES.........................   A-37
    LIQUIDITY RISK..........................................   A-37
    LOAN PARTICIPATION INTERESTS............................   A-37
    MARKET RISK.............................................   A-38
    MATURITY RISK...........................................   A-38
    MORTGAGE-RELATED AND ASSET-BACKED SECURITIES............   A-38
    PORTFOLIO TURNOVER......................................   A-38
    REAL ESTATE INVESTMENT TRUSTS ("REITS").................   A-38
    RISK MANAGEMENT TECHNIQUES..............................   A-38
    RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")....   A-38
    RISKS OF INVESTING IN SMALLER COMPANIES.................   A-39
    SWAP AGREEMENTS.........................................   A-39
    TEMPORARY DEFENSIVE INVESTMENTS.........................   A-39
    VALUE SECURITIES........................................   A-39
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..........   A-39
THE FUND AND ITS MANAGEMENT.................................   A-39
PURCHASE AND REDEMPTION OF SHARES...........................   A-43
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-44
GENERAL INFORMATION.........................................   A-45
FINANCIAL HIGHLIGHTS........................................   A-46

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-five separate series, each of which represents a separate portfolio of investments -- Initial Class shares of fifteen of these series are offered by the Fund in this Prospectus -- the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Floating Rate Portfolio ("Floating Rate"), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth") and the MainStay VP Value Portfolio ("Value"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Some of the Portfolios have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts. The rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity, Blended and Income Portfolios

This Prospectus discusses fifteen Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Blended Portfolio invests in a mix of equity and fixed income securities, the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of ten of the Portfolios and has retained subadvisors for fifteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts, real estate investment trusts ("REITs"), and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and a Portfolio's share price.

MORE INFORMATION
More detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;

- increasing return on investment; and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

The Portfolio also may invest up to 20% of its net assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio may also invest in convertible securities and real estate investment trusts ("REITs").

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Investments in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.45%    0.71%     4.27%
Russell 1000(R) Growth Index(1)      9.07%    2.69%     5.44%
S&P 500(R) Index(2)                 15.79%    6.19%     8.42%

(1) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 1000(R) Growth Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Portfolio selected the Russell 1000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500(R) Index as a secondary benchmark.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[Bar Chart]

97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16
05                                                                                8.41
06                                                                                4.45

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.62%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346        $  774

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $1.4 billion to $446.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $863 million to $410.7 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with risk of loss. Some of the securities therefore, may carry above-average risk, compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        23.35%
Lowest Return/Worst Quarter              1/01       -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      16.47%    5.89%     8.33%
S&P 500(R) Index(1)                  15.79%    6.19%     8.42%
Russell 1000(R) Index(2)             15.46%    6.82%     8.64%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                               10.90
05                                                                                7.70
06                                                                               16.47

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

The Portfolio's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low quality earnings, that may not be sustainable or recurring, weak or high-risk business models or weak balance sheets.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

In unusual market conditions, the International Equity Portfolio may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include derivatives such as options and forwards. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        20.35%
Lowest Return/Worst Quarter              3/98       -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                  1 YEAR   5 YEARS   10 YEARS
International Equity
  Portfolio --
  Initial Class                   31.33%   15.64%     9.22%
Morgan Stanley Capital
  International EAFE Index(2)     26.34%   14.98%     7.71%

(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34
05                                                                                7.99
06                                                                               31.33

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.32%
    Total Annual Portfolio Operating Expenses(2)     0.92%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 94       $293        $509        $1,131

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. NYLIM, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $863 million to $20.7 billion.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP CORE PORTFOLIO -- INITIAL CLASS                       QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/03         14.83%
Lowest Return/Worst Quarter                                      3/02        -15.60%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                        SINCE
                                                                                      INCEPTION
                                                               1 YEAR      5 YEARS     7/2/01
Mid Cap Core Portfolio --
  Initial Class                                                14.96%      13.94%      11.35%
Russell Midcap(R) Index(1)                                     15.26%      12.88%      10.87%

(1) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -12.92
03                                                                               35.43
04                                                                               22.27
05                                                                               15.86
06                                                                               14.96

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                       INITIAL
                                                        CLASS
                                                       -------
    Management Fee(1)                                   0.85%
    Distribution and Service (12b-1) Fees               None
    Other Expenses                                      0.08%
    Acquired (Underlying) Portfolio Fees and Expenses   0.01%
    Total Annual Portfolio Operating Expenses(2, 3)     0.94%

(1) The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets and reflects an aggregate fee for advisory and administrative services. Effective January 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.80% for assets over $500 million. Without this contractual waiver, the actual management fee would be 0.85% on all asset levels. This contractual waiver may be modified or terminated only with the approval of the Board of Directors.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

(3) Net Annual Portfolio Operating Expenses, excluding Underlying Portfolio Operating Expenses, is 0.93% for the Initial Class and 1.18% for the Service Class.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 96       $300        $520        $1,155

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index from time to time, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $1.3 billion to $20.7 billion. The Portfolio seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also in the Russell 1000(R) Growth Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


MID CAP GROWTH PORTFOLIO -- INITIAL
 CLASS                                  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 2/03       24.32%
Lowest Return/Worst Quarter                 3/02      -18.46%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                  SINCE
                                                                                INCEPTION
                                                              1 YEAR   5 YEAR    7/2/01
Mid Cap Growth Portfolio --
  Initial Class                                                9.24%   10.15%     7.44%
Russell MidCap(R) Growth Index(1)                             10.66%    8.22%     5.77%

(1) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -28.59
03                                                                               44.78
04                                                                               22.61
05                                                                               17.10
06                                                                                9.24

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.75%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)                                0.07%
    Total Annual Portfolio Operating Expenses(3)     0.82%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.
(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 84       $262        $455        $1,014

                      MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $863 million to $20.5 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, typically pay dividends, although these may be non dividend-paying stocks if they meet the "undervalued" criteria, and are listed on a national securities exchange or traded in the over-the-counter market.

The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and may invest in real estate investment trusts ("REITs").

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

The Portfolio may also engage in securities lending.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including valuation, prospects for future growth in earnings and free cash flow, ability to grow dividends, estimated value of the company's assets, and corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management, or when a security has reached what the manager perceives to be its full value.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR   5 YEARS    7/2/01
Mid Cap Value Portfolio --
  Initial Class                  14.05%    9.32%      8.22%
Russell Midcap(R) Value
  Index(1)                       20.22%   15.88%     14.15%

(1) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -14.57
03                                                                               28.97
04                                                                               17.54
05                                                                                5.70
06                                                                               14.05

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.70%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.06%
    Acquired (Underlying) Portfolio Fees and
      Expenses                                       0.02%
    Total Annual Portfolio Operating Expenses(2,
      3)                                             0.78%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.
(3) Net Annual Portfolio Operating Expenses, excluding Underlying Portfolio Operating Expenses, is 0.76% for the Initial Class and 1.01% for the Service Class.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 80       $249        $433        $  966

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The market capitalizations of companies in this index fluctuate; as of the date of this Prospectus, they range from $1.4 billion to $446.9 billion.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures, which are a type of derivative, that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transaction costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. However, the Portfolio may lose money using derivatives.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter                             4/98       21.46%
Lowest Return/Worst Quarter                             3/02      -17.16%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                   1 YEAR   5 YEARS   10 YEARS
S&P 500 Index Portfolio --
  Initial Class                    15.45%    5.91%     8.14%
S&P 500(R) Index(1)                15.79%    6.19%     8.42%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49
05                                                                                4.77
06                                                                               15.45

                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.09%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(3)     0.35%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has voluntarily agreed to waive a portion of its advisory fee so that the advisory fee is 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would be 0.10% up to $1 billion and 0.075% on assets in excess of $1 billion.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $36        $113        $197         $443

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation by investing in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Growth Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $74 million to $3.7 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.

The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values.

INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics: above-average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises and strong management ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.

Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in volume typical of stocks listed on a national securities exchange.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH
 PORTFOLIO -- INITIAL CLASS           QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        21.26%
Lowest Return/Worst Quarter              3/02       -19.57%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                      SINCE
                                                    INCEPTION
                                  1 YEAR   5 YEAR    7/2/01
Small Cap Growth Portfolio --
  Initial Class                    6.32%    4.77%     3.45%
Russell 2000(R) Growth Index(1)   13.35%    6.93%     4.42%
Russell 2000(R) Index(2)          18.37%   11.39%     9.47%

(1) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 2000(R) Growth Index as its primary benchmark index in replacement of the Russell 2000(R) Index. The Portfolio selected the Russell 2000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the Russell 2000(R) Index as a secondary benchmark.
(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -26.41
03                                                                               41.69
04                                                                                9.40
05                                                                                4.06
06                                                                                6.32

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.90%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)                                0.08%
    Total Annual Portfolio Operating Expenses(3)     0.98%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $100       $312        $542        $1,201

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in equity securities. The Portfolio is not designated or managed primarily to produce current income.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields LLC, the Portfolio's Subadvisor believes are "undervalued" (selling below their value) when purchased;

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios;

  - the company's book value;

  - estimated value of the company's assets (liquidation value); and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                       1 YEAR   5 YEARS   10 YEARS
Value Portfolio --
  Initial Class                        18.87%    7.16%      7.46%
Russell 1000(R) Value Index(1)         22.25%   10.86%     11.00%

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[BAR CHART]

97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28
05                                                                                6.24
06                                                                               18.87

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.63%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $64        $202        $351        $  786

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                              1 YEAR  5 YEARS  10 YEARS
Convertible Portfolio --
  Initial Class               10.44%    7.05%     8.38%
Merrill Lynch All US
  Convertible Securities
  Index(1)                    12.83%    7.75%     8.54%

(1) The Merrill Lynch All US Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11
05                                                                                6.59
06                                                                               10.44

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1) (includes Administration Fee
    of 0.20%)                                        0.28%
    Total Annual Portfolio Operating Expenses(2)     0.64%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $65        $205        $357        $  798

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  3/02       5.43%
Lowest Return/Worst Quarter                  2/04      -2.39%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio --
  Initial Class                     4.55%     4.94%     6.05%
Merrill Lynch Corporate and
  Government Master Index(1)        3.83%     5.16%     6.28%
Lehman Brothers(R) Aggregate Bond
  Index(2)                          4.33%     5.06%     6.24%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

(2) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.


[BAR CHART]

97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09
05                                                                                2.18
06                                                                                4.55

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars.

The Portfolio may also invest in variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a security or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include political and economic instability, less publicly available information about issuers, and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss greater than the amount of its initial investment. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Portfolio's investments.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                      1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio -- Initial
  Class                               4.57%     2.07%     3.54%
Lipper Money Market Funds Index(1)    4.51%     1.97%     3.44%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

[BAR CHART]

97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85
05                                                                               2.96
06                                                                               4.57

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.27%
Total Annual Portfolio Operating
  Expenses                               0.52%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                      MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When NYLIM, the Portfolio's Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are usually rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including: credit risk, liquidity, and interest rates.

The floating rate loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Portfolio from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a Portfolio's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio may invest in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

FLOATING RATE PORTFOLIO -- INITIAL CLASS                      QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      4/06          1.80%
Lowest Return/Worst Quarter                                      2/06          0.75%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 5/2/05
Floating Rate Portfolio --
  Initial Class                                                     5.99%              4.84%
Credit Suisse Leveraged Loan Index(1)                               7.33%              6.75%

(1) The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non investment-grade loans. You cannot invest directly in an index.

[BAR CHART]

06                                                                               5.99

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.10%
    Total Annual Portfolio Operating Expenses        0.70%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $72        $224        $390         $871

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 3/02       5.46%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    4.06%     4.26%     5.63%
Lehman Brothers Government Bond
  Index(1)                         3.48%     4.64%     6.01%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33
05                                                                                2.38
06                                                                                4.06

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.57%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $58        $183        $318         $714

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                              1 YEAR   5 YEARS   10 YEARS
High Yield Corporate Bond Portfolio -- Initial Class          12.04%   12.59%     8.87%
Credit Suisse(TM) High Yield Index(1)                         11.91%   11.07%     7.09%

(1) The Credit Suisse(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               13.03
--                                                                               -----
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72
05                                                                                2.94
06                                                                               12.04

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.56%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $57        $179        $313         $701

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio which, under normal circumstances no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio may not be subject to such constraints on new investments. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investment, this means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as described above) in that type or style of investment.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

CREDIT RISK

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

DERIVATIVE SECURITIES

Certain Portfolios may invest in derivative securities. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the amount of its initial investment. When using derivative instruments, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, foreign securities may be issued by companies organized outside the U.S. but are traded in U.S.

securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

GROWTH SECURITIES

Certain Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

ILLIQUID AND RESTRICTED SECURITIES

A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INTEREST RATE RISK

When interest rates rise, the prices of fixed income securities in the Portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolios generally will rise.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Portfolios might not be able to recover the securities or their value. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing Portfolio from selling these illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The

Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MARKET RISK

The value of securities in which the Portfolios may invest may decline due to changing economic, political or market conditions or disappointing earnings results.

MATURITY RISK

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of its share price.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investments in high yield bonds involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

RISKS OF INVESTING IN SMALLER COMPANIES

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

SWAP AGREEMENTS

Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.
TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

VALUE SECURITIES

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.


                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

     THE BOARD OF DIRECTORS

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31,

2006, NYLIM and its affiliates managed approximately $235.7 billion in assets. In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Management Agreements with regard to the Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value, and Small Cap Growth Portfolios and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly ten Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value, and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

For the fiscal year ended December 31, 2006, the Fund, on behalf of the Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Floating Rate Portfolio.....................     0.60%
Mid Cap Core Portfolio......................     0.85%
Mid Cap Growth Portfolio....................     0.75%
Mid Cap Value Portfolio.....................     0.70%
Small Cap Growth Portfolio..................     0.90%

The 10 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2006, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 10 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
International Equity Portfolio..............     0.60%
S&P 500 Index Portfolio.....................     0.09%
Value Portfolio.............................     0.36%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

A discussion regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the annual period ended December 31, 2006.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. IBT also holds the Portfolios' foreign assets. For providing these services, IBT is compensated by NYLIM.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

SUBADVISOR. The Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

The Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisor is subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, and Value Portfolios. MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2006, MacKay Shields managed approximately $40 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek and Thomas Volpe, Jr.

CAPITAL APPRECIATION PORTFOLIO -- Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

COMMON STOCK PORTFOLIO -- Harvey Fram

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

FLOATING RATE PORTFOLIO -- Robert Dial

GOVERNMENT PORTFOLIO -- Joseph Portera and Gary Goodenough

HIGH YIELD CORPORATE BOND PORTFOLIO -- J. Matthew Philo

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

MID CAP CORE PORTFOLIO -- Harvey Fram

MID CAP GROWTH PORTFOLIO -- Edmund C. Spelman

MID CAP VALUE PORTFOLIO -- Mark T. Spellman and Richard A. Rosen

S&P 500 INDEX PORTFOLIO -- Francis Ok

SMALL CAP GROWTH PORTFOLIO -- Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

ROBERT DIAL -- Mr. Dial has managed the Floating Rate Portfolio since inception. He joined NYLIM in 2001 and is responsible for NYLIM's Leveraged Loan Group. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

HARVEY FRAM, CFA -- Mr. Fram has managed the Common Stock Portfolio since 2004 and the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000 and is currently a Director. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC (a former subsidiary of NYLIM) from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough has managed the Government Portfolio since July 2000, and the Cash Management Portfolio since 2006. Mr Goodenough is a Senior Managing Director. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

FRANCIS J. OK -- Mr. Ok has managed the S&P 500 Index Portfolio since 2004 and is responsible for managing and running NYLIM Equity Investors Group trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. He is a Senior Managing Director of MacKay Shields and has been Co-head of Fixed Income since 2006. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at

Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and is now a Managing Director since 2006. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

MARK T. SPELLMAN -- Mr. Spellman became a portfolio manager of the Mid Cap Value Portfolio in 2005. Mr. Spellman joined MacKay Shields in 1996; he became a Managing Director in 2006 and is a senior member of the Value Equity Division. Prior to joining MacKay Shields, he was responsible for investment research and portfolio strategy with Deutsche Morgan Grunfell/C.J. Lawrence. Prior to that, he was involved in securities research, risk analysis, and portfolio management with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. He has been in the investment management industry since 1987.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, and Small Cap Growth Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Fixed Income Investors Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income annually, to the extent income is available. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               MAINSTAY VP BOND PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.16     $  13.31     $  13.41     $  13.73     $  13.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.58         0.53(a)      0.47         0.52(a)      0.60
Net realized and unrealized gain (loss) on investments......      0.02        (0.24)        0.08         0.10         0.64
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.60         0.29         0.55         0.62         1.24
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.16)       (0.44)       (0.50)       (0.59)       (0.61)
  From net realized gain on investments.....................        --           --        (0.15)       (0.35)       (0.01)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.16)       (0.44)       (0.65)       (0.94)       (0.62)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  13.60     $  13.16     $  13.31     $  13.41     $  13.73
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.55%        2.18%(b)     4.09%        4.52%        9.48%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.66%        3.96%        3.36%        3.75%        4.93%
  Net Expenses..............................................      0.52%        0.36%        0.54%        0.54%        0.52%
  Expenses (before reimbursements)..........................      0.52%        0.51%        0.54%        0.54%        0.52%
Portfolio turnover rate.....................................       166%(c)      277%(c)      335%         149%          76%
Net assets at end of period (in 000's)......................  $410,139     $377,607     $421,046     $485,033     $481,740

------------

(a)  Per share date based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover not including mortgage dollar rolls is 147% and 161% for the years ended December 31, 2006 and
     2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006             2005         2004          2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $  23.31         $  21.51     $  20.70     $    16.33     $  23.64
                                                              --------         --------     --------     ----------     --------
Net investment income (loss)................................      0.05             0.07(a)      0.05           0.04(a)      0.02
Net realized and unrealized gain (loss) on investments......      0.99             1.73         0.81           4.37        (7.31)
                                                              --------         --------     --------     ----------     --------
Total from investment operations............................      1.04             1.80         0.86           4.41        (7.29)
                                                              --------         --------     --------     ----------     --------
Less dividends and distributions:
  From net investment income................................     (0.09)           (0.00)(b)    (0.05)         (0.04)       (0.02)
                                                              --------         --------     --------     ----------     --------
Net asset value at end of period............................  $  24.26         $  23.31     $  21.51     $    20.70     $  16.33
                                                              ========         ========     ========     ==========     ========
Total investment return.....................................      4.45%            8.41%(c)     4.16%         26.99%      (30.83%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................      0.13%            0.33%        0.24%          0.20%        0.11%
  Net Expenses..............................................      0.62%            0.37%        0.65%          0.64%        0.64%
  Expenses (before reimbursement)...........................      0.62%            0.60%        0.65%          0.64%        0.64%
Portfolio turnover rate.....................................        28%              22%          34%            26%          72%
Net assets at end of period (in 000's)......................  $738,278         $835,933     $929,227     $1,011,538     $842,410

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                  -----------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    2006           2005              2004              2003              2002
SELECT PER SHARE DATA AND RATIOS  -----------------------------------------------------------------------------
Net asset value at beginning of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  --------       --------          --------          --------          --------
Net investment income...........      0.04           0.03              0.01              0.01              0.01
Net realized and unrealized gain
  on investments................     (0.00)(a)       0.00(a)           0.00(a)           0.00(a)           0.00(a)
                                  --------       --------          --------          --------          --------
Total from investment
  operations....................      0.04           0.03              0.01              0.01              0.01
                                  --------       --------          --------          --------          --------
Less dividends and
  distributions:
  From net investment income....     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
  From net realized gain on
    investments.................        --             --             (0.00)(a)         (0.00)(a)         (0.00)(a)
                                  --------       --------          --------          --------          --------
Total dividends and
  distributions.................     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
                                  --------       --------          --------          --------          --------
Net asset value at end of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  ========       ========          ========          ========          ========
Total investment return.........      4.57%          2.96%(b)          0.85%             0.67%             1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.........      4.50%          2.91%             0.83%             0.67%             1.33%
  Expenses......................      0.52%          0.30%             0.55%             0.55%             0.55%
  Expenses (before
    reimbursement)..............      0.52%          0.50%             0.55%             0.55%             0.55%
Net assets at end of year (in
  000's)........................  $351,753       $306,900          $308,660          $359,974          $518,348

------------

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP COMMON STOCK PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  21.62     $  20.52     $  18.75     $  14.98     $  19.99
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.31(a)      0.33(a)      0.28(b)      0.17(a)      0.16
Net realized and unrealized gain (loss) on investments......      3.26         1.25         1.77         3.78        (5.01)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      3.57         1.58         2.05         3.95        (4.85)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.14)       (0.22)       (0.28)       (0.18)       (0.16)
  From net realized gain on investments.....................     (0.54)       (0.26)          --           --           --
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.68)       (0.48)       (0.28)       (0.18)       (0.16)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  24.51     $  21.62     $  20.52     $  18.75     $  14.98
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     16.47%        7.70%(c)    10.90%       26.37%      (24.25%)
Ratios (to average net assets)/ Supplemental Data:
  Net investment income.....................................      1.35%        1.58%        1.44%(b)     1.05%        0.89%
  Net Expenses..............................................      0.52%        0.30%        0.53%        0.52%        0.51%
  Expenses (before reimbursement)...........................      0.52%        0.50%        0.53%        0.52%        0.51%
Portfolio turnover rate.....................................        90%          83%         151%          72%         120%
Net assets at end of period (in 000's)......................  $950,660     $863,109     $923,660     $864,373     $731,686

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CONVERTIBLE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------------
Net asset value at beginning of period......................  $  11.82     $  11.26     $  10.82     $   9.04     $  10.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.22(a)      0.21(a)      0.21         0.27(a)      0.28
Net realized and unrealized gain (loss) on investments......      1.02         0.53         0.45         1.74        (1.08)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      1.24         0.74         0.66         2.01        (0.80)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.31)       (0.18)       (0.22)       (0.23)       (0.27)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  12.75     $  11.82     $  11.26     $  10.82     $   9.04
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     10.44%        6.59%(b)     6.11%       22.23%       (7.91%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.80%        1.87%        1.94%        2.71%        2.97%
  Expenses..................................................      0.63%        0.53%        0.66%        0.67%        0.67%
  Expenses (before reimbursement)...........................      0.63%        0.62%        0.66%        0.67%        0.67%
Portfolio turnover rate.....................................        76%         100%         108%          76%          95%
Net assets at end of period (in 000's)......................  $246,179     $262,352     $291,995     $292,043     $204,263

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP FLOATING
                                                                  RATE PORTFOLIO
                                                              -----------------------
                                                                   INITIAL CLASS
                                                              -----------------------
                                                                            MAY 2,
                                                                           2005(A)
                                                                           THROUGH
                                                                         DECEMBER 31,
                                                                2006         2005
SELECT PER SHARE DATA AND RATIOS                              -----------------------
Net asset value at beginning of period......................  $  9.91      $ 10.00
                                                              -------      -------
Net investment income.......................................     0.62         0.32
Net realized and unrealized gain (loss) on investments......    (0.05)       (0.09)
                                                              -------      -------
Total from investment operations............................     0.57         0.23
                                                              -------      -------
Less dividends
  From net investment income................................    (0.62)       (0.32)
                                                              -------      -------
Net asset value at end of period............................  $  9.86      $  9.91
                                                              =======      =======
Total investment return.....................................     5.99%        2.10%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     6.37%        4.76%+
  Expenses..................................................     0.70%        0.84%+
Portfolio turnover rate.....................................        6%          11%
Net assets at end of period (in 000's)......................  $51,569      $25,060

------------

(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  10.53     $  10.63     $  10.73     $  11.05     $  10.35
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.47(a)      0.40(a)      0.45         0.36(a)      0.31
Net realized and unrealized gain (loss) on investments......     (0.04)       (0.15)       (0.09)       (0.15)        0.71
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.43         0.25         0.36         0.21         1.02
                                                              --------     --------     --------     --------     --------
Less dividends:
  From net investment income................................     (0.11)       (0.35)       (0.46)       (0.53)       (0.32)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  10.85     $  10.53     $  10.63     $  10.73     $  11.05
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.06%        2.38%(b)     3.33%        1.88%        9.85%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.45%        3.75%        3.63%        3.25%        3.94%
  Expenses..................................................      0.57%        0.43%        0.59%        0.59%        0.59%
  Expenses (before reimbursement)...........................      0.57%        0.56%        0.59%        0.59%        0.59%
Portfolio turnover rate.....................................        83%(c)      171%(c)      113%         106%         146%
Net assets at end of period (in 000's)......................  $189,235     $231,485     $275,674     $359,332     $432,816

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(c)  The portfolio turnover rate not including mortgage dollar rolls is 46% and 50% for the year ended December 31, 2006 and year ended December 31, 2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006          2005           2004           2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $   9.59     $     9.90     $     9.41     $     7.39     $   8.09
                                                              --------     ----------     ----------     ----------     --------
Net investment income.......................................      0.72(a)        0.73(a)        0.70           0.75(a)      0.85
Net realized and unrealized gain (loss) on investments......      0.44          (0.46)          0.47           1.93        (0.67)
Net realized and unrealized gain (loss) on foreign
  currency..................................................     (0.00)(b)       0.02           0.02           0.01        (0.02)
                                                              --------     ----------     ----------     ----------     --------
Total from investment operations............................      1.16           0.29           1.19           2.69         0.16
                                                              --------     ----------     ----------     ----------     --------
Less dividends:
  From net investment income................................     (0.20)         (0.60)         (0.70)         (0.67)       (0.86)
                                                              --------     ----------     ----------     ----------     --------
Net asset value at end of period............................  $  10.55     $     9.59     $     9.90     $     9.41     $   7.39
                                                              ========     ==========     ==========     ==========     ========
Total investment return.....................................     12.04%          2.94%(c)      12.72%         36.37%        2.05%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      7.20%          7.39%          7.40%          8.51%       10.44%
  Expenses..................................................      0.56%          0.45%          0.59%          0.60%        0.60%
  Expenses (before reimbursement)...........................      0.56%          0.55%          0.59%          0.60%        0.60%
Portfolio turnover rate.....................................        48%            45%            39%            43%          49%
Net assets at end of period (in 000's)......................  $969,910     $1,022,911     $1,167,527     $1,114,766     $696,500

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  14.39     $  14.11     $  12.13     $  9.48      $ 10.06
                                                              --------     --------     --------     -------      -------
Net investment income.......................................      0.29(a)      0.36(a)      0.19(a)     0.17(a)      0.11
Net realized and unrealized gain (loss) on investments......      4.38         0.90         1.84        2.61        (0.63)
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................     (0.16)       (0.13)        0.07        0.06         0.08
                                                              --------     --------     --------     -------      -------
Total from investment operations............................      4.51         1.13         2.10        2.84        (0.44)
                                                              --------     --------     --------     -------      -------
Less dividends and distributions:
  From net investment income................................     (0.05)       (0.24)       (0.12)      (0.19)       (0.14)
  From net realized gain on investments.....................     (0.17)       (0.61)          --          --           --
                                                              --------     --------     --------     -------      -------
Total dividends and distributions...........................     (0.22)       (0.85)       (0.12)      (0.19)       (0.14)
                                                              --------     --------     --------     -------      -------
Net asset value at end of period............................  $  18.68     $  14.39     $  14.11     $ 12.13      $  9.48
                                                              ========     ========     ========     =======      =======
Total investment return.....................................     31.33%        7.99%(b)    17.34%      30.00%       (4.41%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.79%        2.52%        1.53%       1.67%        1.06%
  Expenses..................................................      0.92%        0.87%        0.99%       1.07%        1.11%
  Expenses (before reimbursement)...........................      0.92%        0.91%        0.99%       1.07%        1.11%
Portfolio turnover rate.....................................        44%          54%          49%        105%         102%
Net assets at end of period (in 000's)......................  $355,382     $219,867     $175,172     $95,754      $61,763

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP MID CAP CORE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.72     $  13.12     $  11.01     $  8.16      $  9.40
                                                              --------     --------     --------     -------      -------
Net investment income.......................................      0.07         0.07         0.06        0.05(a)      0.02
Net realized and unrealized gain (loss) on investments......      1.99         2.02         2.39        2.84        (1.24)
                                                              --------     --------     --------     -------      -------
Total from investment operations............................      2.06         2.09         2.45        2.89        (1.22)
                                                              --------     --------     --------     -------      -------
Less dividends and distributions:
  From net investment income................................        --        (0.08)       (0.06)      (0.04)       (0.02)
  From net realized gain on investments.....................     (0.10)       (1.41)       (0.28)         --           --
                                                              --------     --------     --------     -------      -------
Total dividends and distributions...........................     (0.10)       (1.49)       (0.34)      (0.04)       (0.02)
                                                              --------     --------     --------     -------      -------
Net asset value at end of period............................  $  15.68     $  13.72     $  13.12     $ 11.01      $  8.16
                                                              ========     ========     ========     =======      =======
Total investment return.....................................     14.96%       15.86%       22.27%      35.43%      (12.92%)
Ratios (to average net assets)/Supplement Data:
  Net investment income.....................................      0.51%        0.54%        0.70%       0.55%        0.39%
  Net expenses..............................................      0.93%        0.94%        0.98%       0.98%        0.98%
  Expenses (before waiver/reimbursement)....................      0.93%        0.94%        1.04%       1.18%        1.34%
Portfolio turnover rate.....................................       166%         159%         185%        202%         217%
Net assets at end of period (in 000's)......................  $199,356     $159,762     $128,178     $55,351      $27,936

------------

(a)  Per Share data based on average shares outstanding during the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.59     $  11.61     $   9.47     $  6.54      $  9.16
                                                              --------     --------     --------     -------      -------
Net investment loss (b).....................................      0.00(a)     (0.03)(b)    (0.03)(b)   (0.04)(b)    (0.05)(b)
Net realized and unrealized gain (loss) on investments......      1.25         2.02         2.17        2.97        (2.57)
                                                              --------     --------     --------     -------      -------
Total from investment operations............................      1.25         1.99         2.14        2.93        (2.62)
                                                              --------     --------     --------     -------      -------
Less distributions:
  From net realized gain on investments.....................     (0.26)       (0.01)          --          --           --
                                                              --------     --------     --------     -------      -------
Net asset value at end of period............................  $  14.58     $  13.59     $  11.61     $  9.47      $  6.54
                                                              ========     ========     ========     =======      =======
Total investment return.....................................      9.24%       17.10%(c)    22.61%      44.78%      (28.59%)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss.......................................      0.01%       (0.21%)      (0.32%)     (0.57%)      (0.67%)
  Net expenses..............................................      0.82%        0.79%        0.88%       0.97%        0.97%
  Expenses (before reimbursement)...........................      0.82%        0.81%        0.88%       0.97%        1.10%
Portfolio turnover rate.....................................        51%          26%          50%         38%         163%
Net assets at end of period (in 000's)......................  $173,108     $163,514     $127,345     $83,839      $23,230

------------

(a)  Less than one cent per share.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 17.07% and 16.78% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            MAINSTAY VP MID CAP VALUE PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2006         2005             2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  12.33     $  12.31         $  10.65     $   8.33     $  9.85
                                                              --------     --------         --------     --------     -------
Net investment income.......................................      0.15         0.11(a)          0.10         0.11(a)     0.09
Net realized and unrealized gain (loss) on investments......      1.58         0.60             1.77         2.30       (1.52)
                                                              --------     --------         --------     --------     -------
Total from investment operations............................      1.73         0.71             1.87         2.41       (1.43)
                                                              --------     --------         --------     --------     -------
Less dividends and distributions:
  From net investment income................................     (0.01)       (0.10)           (0.10)      (0.09)       (0.09)
  From net realized gain on investments.....................     (0.18)       (0.59)           (0.11)          --          --
                                                              --------     --------         --------     --------     -------
Total dividends and distributions...........................     (0.19)       (0.69)           (0.21)      (0.09)       (0.09)
                                                              --------     --------         --------     --------     -------
Net asset value at end of period............................  $  13.87     $  12.33         $  12.31     $  10.65     $  8.33
                                                              ========     ========         ========     ========     =======
Total investment return.....................................     14.05%        5.70%(b)(c)     17.54%       28.97%     (14.57%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.09%        0.89%            1.08%        1.21%       1.39%
  Net expenses..............................................      0.76%        0.72%            0.81%        0.84%       0.89%
  Expenses (before reimbursement)...........................      0.76%        0.75%            0.81%        0.84%       0.92%
Portfolio turnover rate.....................................        52%          37%              29%          34%         46%
Net assets at end of period (in 000's)......................  $285,826     $279,251         $255,129     $141,877     $84,392

------------

(a)  Per Share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.67% and 5.40% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(c)  The effect of losses resulting from compliance violations and the subadvisor reimbursement of such losses were less than
     0.01%.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                                         ------------------------------------------------------------------------
                                                                                      INITIAL CLASS
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            2006           2005           2004               2003          2002
SELECTED PER SHARE DATA AND RATIOS                       ------------------------------------------------------------------------
Net asset value at beginning of period.................  $    25.25     $    24.38     $    22.40         $    17.68     $  23.14
                                                         ----------     ----------     ----------         ----------     --------
Net investment income..................................        0.44(a)        0.41(a)        0.37(a)(b)         0.27(a)      0.26
Net realized and unrealized gain (loss) on
  investments..........................................        3.47           0.76           1.98               4.72        (5.40)
                                                         ----------     ----------     ----------         ----------     --------
Total from investment operations.......................        3.91           1.17           2.35               4.99        (5.14)
                                                         ----------     ----------     ----------         ----------     --------
Less dividends and distributions:
  From net investment income...........................       (0.15)         (0.30)         (0.37)             (0.27)       (0.26)
  From net realized gain on investments................          --             --             --                 --        (0.06)
  Return of capital....................................          --             --             --              (0.00)(d)       --
                                                         ----------     ----------     ----------         ----------     --------
Total dividends and distributions......................       (0.15)         (0.30)         (0.37)             (0.27)       (0.32)
                                                         ----------     ----------     ----------         ----------     --------
Net asset value at end of period.......................  $    29.01     $    25.25     $    24.38         $    22.40     $  17.68
                                                         ==========     ==========     ==========         ==========     ========
Total investment return................................       15.45%          4.77%(c)      10.49%             28.19%      (22.21%)
Ratios (to average net assets)/Supplement Data:
  Net investment income................................        1.66%          1.68%          1.64%(b)           1.40%        1.25%
  Net expenses.........................................        0.35%          0.19%          0.39%              0.39%        0.38%
  Expenses (before reimbursement)......................        0.35%          0.34%          0.39%              0.39%        0.38%
Portfolio turnover rate................................           5%             5%             3%                 3%           5%
Net assets at end of period (in 000's).................  $1,241,402     $1,227,193     $1,322,061         $1,239,412     $977,306

------------

(a)  Per Share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  Total return is not annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $ 11.14      $ 10.89      $   9.96     $  7.03      $  9.55
                                                              -------      -------      --------     -------      -------
Net investment loss (a).....................................    (0.06)       (0.03)        (0.06)      (0.06)       (0.05)
Net realized and unrealized gain (loss) on investments......     0.76         0.48          0.99        2.99        (2.47)
                                                              -------      -------      --------     -------      -------
Total from investment operations............................     0.70         0.45          0.93        2.93        (2.52)
                                                              -------      -------      --------     -------      -------
Less distributions:
  From net realized gain on investments.....................    (0.00)(c)    (0.20)           --          --           --
                                                              -------      -------      --------     -------      -------
Net asset value at end of period............................  $ 11.84      $ 11.14      $  10.89     $  9.96      $  7.03
                                                              =======      =======      ========     =======      =======
Total investment return.....................................     6.32%        4.06%         9.40%      41.69%      (26.41%)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss.......................................    (0.52%)      (0.26%)       (0.61%)     (0.73%)      (0.68%)
  Net expenses..............................................     0.98%        0.95%         0.95%       0.95%        0.95%
  Expenses (before reimbursement)...........................     0.98%        0.98%         1.14%       1.21%        1.29%
Portfolio turnover rate.....................................       60%          41%          108%         65%         126%
Net assets at end of period (in 000's)......................  $92,819      $94,855      $105,650     $90,085      $34,368

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP VALUE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  17.29     $  16.47     $  14.96     $  11.91     $  15.35
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.32(a)      0.27(a)      0.18         0.21(a)      0.20
Net realized and unrealized gain (loss) on investments......      2.94         0.76         1.51         3.04        (3.43)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      3.26         1.03         1.69         3.25        (3.23)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.07)       (0.21)       (0.18)       (0.20)       (0.19)
  From net realized gain on investments.....................     (0.30)          --           --           --        (0.02)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.37)       (0.21)       (0.18)       (0.20)       (0.21)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  20.18     $  17.29     $  16.47     $  14.96     $  11.91
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     18.87%        6.24%(b)    11.28%       27.37%      (21.05%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.72%        1.58%        1.34%        1.60%        1.43%
  Net Expenses..............................................      0.62%        0.50%        0.65%        0.66%        0.65%
  Expenses (before reimbursement)...........................      0.62%        0.61%        0.65%        0.66%        0.65%
Portfolio turnover rate.....................................        46%          40%          81%          62%          64%
Net assets at end of period (in 000's)......................  $597,831     $548,065     $567,182     $418,992     $331,833

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.13% and 5.87% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at www.mainstayfunds.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833-01

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2007

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 3 PORTFOLIOS IN THIS PROSPECTUS
                                                                  Equity
                                                                 Common Stock Portfolio................    page A-5
                                                                  Income
                                                                 Bond Portfolio........................    page A-7
                                                                 Cash Management Portfolio.............    page A-9

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY AND INCOME
  PORTFOLIOS................................................    A-4
    Not Insured.............................................    A-4
    You Could Lose Money....................................    A-4
    NAV Will Fluctuate......................................    A-4
    More Information........................................    A-4
COMMON STOCK PORTFOLIO......................................    A-5
BOND PORTFOLIO..............................................    A-7
CASH MANAGEMENT PORTFOLIO...................................    A-9
INVESTMENT POLICIES.........................................   A-11
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-11
    CREDIT RISK.............................................   A-11
    DERIVATIVE SECURITIES...................................   A-11
    FOREIGN SECURITIES......................................   A-11
    GROWTH SECURITIES.......................................   A-12
    ILLIQUID AND RESTRICTED SECURITIES......................   A-12
    INITIAL PUBLIC OFFERINGS................................   A-12
    INTEREST RATE RISK......................................   A-12
    INVESTMENTS IN TECHNOLOGY SECTOR........................   A-12
    LENDING OF PORTFOLIO SECURITIES.........................   A-12
    LIQUIDITY RISK..........................................   A-12
    LOAN PARTICIPATION INTERESTS............................   A-12
    MARKET RISK.............................................   A-13
    MATURITY RISK...........................................   A-13
    MORTGAGE-RELATED AND ASSET-BACKED SECURITIES............   A-13
    PORTFOLIO TURNOVER......................................   A-13
    REAL ESTATE INVESTMENT TRUSTS ("REITS").................   A-13
    RISK MANAGEMENT TECHNIQUES..............................   A-13
    RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")....   A-13
    RISKS OF INVESTING IN SMALLER COMPANIES.................   A-14
    SWAP AGREEMENTS.........................................   A-14
    TEMPORARY DEFENSIVE INVESTMENTS.........................   A-14
    VALUE SECURITIES........................................   A-14
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..........   A-14
THE FUND AND ITS MANAGEMENT.................................   A-14
PURCHASE AND REDEMPTION OF SHARES...........................   A-17
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-18
GENERAL INFORMATION.........................................   A-19
FINANCIAL HIGHLIGHTS........................................   A-20

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-five separate series, each of which represents a separate portfolio of investments -- Initial Class shares of three of these series are offered by the Fund in this Prospectus -- the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Cash Management Portfolio ("Cash Management"), and the MainStay VP Common Stock Portfolio ("Common Stock") In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Some of the Portfolios have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts. The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity and Income Portfolios

This Prospectus discusses three Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolio invests primarily in equity securities and the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of the Common Stock Portfolio and has retained subadvisors for two of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts, real estate investment trusts ("REITs"), and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and a Portfolio's share price.

MORE INFORMATION
More detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $1.4 billion to $446.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $863 million to $410.7 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with risk of loss. Some of the securities therefore, may carry above-average risk, compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        23.35%
Lowest Return/Worst Quarter              1/01       -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      16.47%    5.89%     8.33%
S&P 500(R) Index(1)                  15.79%    6.19%     8.42%
Russell 1000(R) Index(2)             15.46%    6.82%     8.64%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                               10.90
05                                                                                7.70
06                                                                               16.47

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  3/02       5.43%
Lowest Return/Worst Quarter                  2/04      -2.39%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio --
  Initial Class                     4.55%     4.94%     6.05%
Merrill Lynch Corporate and
  Government Master Index(1)        3.83%     5.16%     6.28%
Lehman Brothers(R) Aggregate Bond
  Index(2)                          4.33%     5.06%     6.24%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

(2) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.


[BAR CHART]

97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09
05                                                                                2.18
06                                                                                4.55

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars.

The Portfolio may also invest in variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a security or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include political and economic instability, less publicly available information about issuers, and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss greater than the amount of its initial investment. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Portfolio's investments.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                      1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio -- Initial
  Class                               4.57%     2.07%     3.54%
Lipper Money Market Funds Index(1)    4.51%     1.97%     3.44%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

[BAR CHART]

97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85
05                                                                               2.96
06                                                                               4.57

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.27%
Total Annual Portfolio Operating
  Expenses                               0.52%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio which, under normal circumstances no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio may not be subject to such constraints on new investments. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investment, this means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as described above) in that type or style of investment.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

CREDIT RISK

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

DERIVATIVE SECURITIES

Certain Portfolios may invest in derivative securities. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the amount of its initial investment. When using derivative instruments, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, foreign securities may be issued by companies organized outside the U.S. but are traded in U.S.

securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

GROWTH SECURITIES

Certain Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

ILLIQUID AND RESTRICTED SECURITIES

A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INTEREST RATE RISK

When interest rates rise, the prices of fixed income securities in the Portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolios generally will rise.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Portfolios might not be able to recover the securities or their value. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling these illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The

Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MARKET RISK

The value of securities in which the Portfolios may invest may decline due to changing economic, political or market conditions or disappointing earnings results.

MATURITY RISK

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of its share price.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investments in high yield bonds involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

RISKS OF INVESTING IN SMALLER COMPANIES

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

SWAP AGREEMENTS

Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.
TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

VALUE SECURITIES

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.


                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

     THE BOARD OF DIRECTORS

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31,

2006, NYLIM and its affiliates managed approximately $235.7 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Investment Advisory Agreements with regard to the Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly ten Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These services are provided to the other two Portfolios pursuant to separate Administration Agreements.

The two Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2006, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the two Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%

A discussion regarding the basis for the Board of Directors approving the Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the annual period ended December 31, 2006.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. IBT also holds the Portfolios' foreign assets. For providing these services, IBT is compensated by NYLIM.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

SUBADVISORS. The Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

The Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisor is subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Cash Management, and Bond Portfolios. MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2006, MacKay Shields managed approximately $40 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek and Thomas Volpe, Jr.

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

COMMON STOCK PORTFOLIO -- Harvey Fram

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

HARVEY FRAM, CFA -- Mr. Fram has managed the Common Stock Portfolio since 2004. He joined NYLIM in March 2000 and is currently a Director. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC (a former subsidiary of NYLIM) from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough has managed the Cash Management Portfolio since 2006. Mr Goodenough is a Senior Managing Director. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining

MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.
THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Fixed Income Investors Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that

Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income annually, to the extent income is available. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               MAINSTAY VP BOND PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.16     $  13.31     $  13.41     $  13.73     $  13.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.58         0.53(a)      0.47         0.52(a)      0.60
Net realized and unrealized gain (loss) on investments......      0.02        (0.24)        0.08         0.10         0.64
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.60         0.29         0.55         0.62         1.24
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.16)       (0.44)       (0.50)       (0.59)       (0.61)
  From net realized gain on investments.....................        --           --        (0.15)       (0.35)       (0.01)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.16)       (0.44)       (0.65)       (0.94)       (0.62)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  13.60     $  13.16     $  13.31     $  13.41     $  13.73
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.55%        2.18%(b)     4.09%        4.52%        9.48%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.66%        3.96%        3.36%        3.75%        4.93%
  Net Expenses..............................................      0.52%        0.36%        0.54%        0.54%        0.52%
  Expenses (before reimbursements)..........................      0.52%        0.51%        0.54%        0.54%        0.52%
Portfolio turnover rate.....................................       166%(c)      277%(c)      335%         149%          76%
Net assets at end of period (in 000's)......................  $410,139     $377,607     $421,046     $485,033     $481,740

------------

(a)  Per share date based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover not including mortgage dollar rolls is 147% and 161% for the years ended December 31, 2006 and
     2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                  -----------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    2006           2005              2004              2003              2002
SELECT PER SHARE DATA AND RATIOS  -----------------------------------------------------------------------------
Net asset value at beginning of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  --------       --------          --------          --------          --------
Net investment income...........      0.04           0.03              0.01              0.01              0.01
Net realized and unrealized gain
  on investments................     (0.00)(a)       0.00(a)           0.00(a)           0.00(a)           0.00(a)
                                  --------       --------          --------          --------          --------
Total from investment
  operations....................      0.04           0.03              0.01              0.01              0.01
                                  --------       --------          --------          --------          --------
Less dividends and
  distributions:
  From net investment income....     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
  From net realized gain on
    investments.................        --             --             (0.00)(a)         (0.00)(a)         (0.00)(a)
                                  --------       --------          --------          --------          --------
Total dividends and
  distributions.................     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
                                  --------       --------          --------          --------          --------
Net asset value at end of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  ========       ========          ========          ========          ========
Total investment return.........      4.57%          2.96%(b)          0.85%             0.67%             1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.........      4.50%          2.91%             0.83%             0.67%             1.33%
  Expenses......................      0.52%          0.30%             0.55%             0.55%             0.55%
  Expenses (before
    reimbursement)..............      0.52%          0.50%             0.55%             0.55%             0.55%
Net assets at end of year (in
  000's)........................  $351,753       $306,900          $308,660          $359,974          $518,348

------------

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP COMMON STOCK PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  21.62     $  20.52     $  18.75     $  14.98     $  19.99
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.31(a)      0.33(a)      0.28(b)      0.17(a)      0.16
Net realized and unrealized gain (loss) on investments......      3.26         1.25         1.77         3.78        (5.01)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      3.57         1.58         2.05         3.95        (4.85)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.14)       (0.22)       (0.28)       (0.18)       (0.16)
  From net realized gain on investments.....................     (0.54)       (0.26)          --           --           --
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.68)       (0.48)       (0.28)       (0.18)       (0.16)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  24.51     $  21.62     $  20.52     $  18.75     $  14.98
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     16.47%        7.70%(c)    10.90%       26.37%      (24.25%)
Ratios (to average net assets)/ Supplemental Data:
  Net investment income.....................................      1.35%        1.58%        1.44%(b)     1.05%        0.89%
  Net Expenses..............................................      0.52%        0.30%        0.53%        0.52%        0.51%
  Expenses (before reimbursement)...........................      0.52%        0.50%        0.53%        0.52%        0.51%
Portfolio turnover rate.....................................        90%          83%         151%          72%         120%
Net assets at end of period (in 000's)......................  $950,660     $863,109     $923,660     $864,373     $731,686

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at www.mainstayfunds.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833-01

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2007

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 9 PORTFOLIOS IN THIS PROSPECTUS
                                                                  Equity
                                                                 International Equity Portfolio........    page A-5
                                                                 Mid Cap Core Portfolio................    page A-7
                                                                 Mid Cap Growth Portfolio..............    page A-9
                                                                 Mid Cap Value Portfolio...............    page A-12
                                                                 Small Cap Growth Portfolio............    page A-14
                                                                  Income
                                                                 Bond Portfolio........................    page A-16
                                                                 Cash Management Portfolio.............    page A-18
                                                                 Floating Rate Portfolio...............    page A-20
                                                                 High Yield Corporate Bond Portfolio...    page A-22

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY AND INCOME
  PORTFOLIOS................................................    A-4
    Not Insured.............................................    A-4
    You Could Lose Money....................................    A-4
    NAV Will Fluctuate......................................    A-4
    More Information........................................    A-4
INTERNATIONAL EQUITY PORTFOLIO..............................    A-5
MID CAP CORE PORTFOLIO......................................    A-7
MID CAP GROWTH PORTFOLIO....................................    A-9
MID CAP VALUE PORTFOLIO.....................................   A-12
SMALL CAP GROWTH PORTFOLIO..................................   A-14
BOND PORTFOLIO..............................................   A-16
CASH MANAGEMENT PORTFOLIO...................................   A-18
FLOATING RATE PORTFOLIO.....................................   A-20
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-22
INVESTMENT POLICIES.........................................   A-24
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-24
    CREDIT RISK.............................................   A-24
    DERIVATIVE SECURITIES...................................   A-24
    FOREIGN SECURITIES......................................   A-24
    GROWTH SECURITIES.......................................   A-25
    ILLIQUID AND RESTRICTED SECURITIES......................   A-25
    INITIAL PUBLIC OFFERINGS................................   A-25
    INTEREST RATE RISK......................................   A-25
    INVESTMENTS IN TECHNOLOGY SECTOR........................   A-25
    LENDING OF PORTFOLIO SECURITIES.........................   A-25
    LIQUIDITY RISK..........................................   A-25
    LOAN PARTICIPATION INTERESTS............................   A-25
    MARKET RISK.............................................   A-26
    MATURITY RISK...........................................   A-26
    MORTGAGE-RELATED AND ASSET-BACKED SECURITIES............   A-26
    PORTFOLIO TURNOVER......................................   A-26
    REAL ESTATE INVESTMENT TRUSTS ("REITS").................   A-26
    RISK MANAGEMENT TECHNIQUES..............................   A-26
    RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")....   A-26
    RISKS OF INVESTING IN SMALLER COMPANIES.................   A-27
    SWAP AGREEMENTS.........................................   A-27
    TEMPORARY DEFENSIVE INVESTMENTS.........................   A-27
    VALUE SECURITIES........................................   A-27
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..........   A-27
THE FUND AND ITS MANAGEMENT.................................   A-27
PURCHASE AND REDEMPTION OF SHARES...........................   A-31
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-32
GENERAL INFORMATION.........................................   A-33
FINANCIAL HIGHLIGHTS........................................   A-34

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-five separate series, each of which represents a separate portfolio of investments -- Initial Class shares of nine of these series are offered by the Fund in this Prospectus -- the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Floating Rate Portfolio ("Floating Rate"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value"), and the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Some of the Portfolios have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts. The rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity and Income Portfolios

This Prospectus discusses nine Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities and the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of five of the Portfolios and has retained subadvisors for four of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts, real estate investment trusts ("REITs"), and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and a Portfolio's share price.

MORE INFORMATION
More detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

The Portfolio's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low quality earnings, that may not be sustainable or recurring, weak or high-risk business models or weak balance sheets.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

In unusual market conditions, the International Equity Portfolio may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include derivatives such as options and forwards. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        20.35%
Lowest Return/Worst Quarter              3/98       -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                  1 YEAR   5 YEARS   10 YEARS
International Equity
  Portfolio --
  Initial Class                   31.33%   15.64%     9.22%
Morgan Stanley Capital
  International EAFE Index(1)     26.34%   14.98%     7.71%

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34
05                                                                                7.99
06                                                                               31.33

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.32%
    Total Annual Portfolio Operating Expenses(2)     0.92%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 94       $293        $509        $1,131

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. NYLIM, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $863 million to $20.7 billion.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP CORE PORTFOLIO -- INITIAL CLASS                       QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/03         14.83%
Lowest Return/Worst Quarter                                      3/02        -15.60%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                        SINCE
                                                                                      INCEPTION
                                                               1 YEAR      5 YEARS     7/2/01
Mid Cap Core Portfolio --
  Initial Class                                                14.96%      13.94%      11.35%
Russell Midcap(R) Index(1)                                     15.26%      12.88%      10.87%

(1) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -12.92
03                                                                               35.43
04                                                                               22.27
05                                                                               15.86
06                                                                               14.96

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                       INITIAL
                                                        CLASS
                                                       -------
    Management Fee(1)                                   0.85%
    Distribution and Service (12b-1) Fees               None
    Other Expenses                                      0.08%
    Acquired (Underlying) Portfolio Fees and Expenses   0.01%
    Total Annual Portfolio Operating Expenses(2, 3)     0.94%

(1) The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets and reflects an aggregate fee for advisory and administrative services. Effective January 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.80% for assets over $500 million. Without this contractual waiver, the actual management fee would be 0.85% on all asset levels. This contractual waiver may be modified or terminated only with the approval of the Board of Directors.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

(3) Net Annual Portfolio Operating Expenses, excluding Underlying Portfolio Operating Expenses, is 0.93% for the Initial Class and 1.18% for the Service Class.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 96       $300        $520        $1,155

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index from time to time, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $1.3 billion to $20.7 billion. The Portfolio seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also in the Russell 1000(R) Growth Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


MID CAP GROWTH PORTFOLIO -- INITIAL
 CLASS                                  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 2/03       24.32%
Lowest Return/Worst Quarter                 3/02      -18.46%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                  SINCE
                                                                                INCEPTION
                                                              1 YEAR   5 YEAR    7/2/01
Mid Cap Growth Portfolio --
  Initial Class                                                9.24%   10.15%     7.44%
Russell MidCap(R) Growth Index(1)                             10.66%    8.22%     5.77%

(1) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -28.59
03                                                                               44.78
04                                                                               22.61
05                                                                               17.10
06                                                                                9.24

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.75%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)                                0.07%
    Total Annual Portfolio Operating Expenses(3)     0.82%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.
(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 84       $262        $455        $1,014

                      MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $863 million to $20.5 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, typically pay dividends, although these may be non dividend-paying stocks if they meet the "undervalued" criteria, and are listed on a national securities exchange or traded in the over-the-counter market.

The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and may invest in real estate investment trusts ("REITs").

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

The Portfolio may also engage in securities lending.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including valuation, prospects for future growth in earnings and free cash flow, ability to grow dividends, estimated value of the company's assets, and corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management, or when a security has reached what the manager perceives to be its full value.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR   5 YEARS    7/2/01
Mid Cap Value Portfolio --
  Initial Class                  14.05%    9.32%      8.22%
Russell Midcap(R) Value
  Index(1)                       20.22%   15.88%     14.15%

(1) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -14.57
03                                                                               28.97
04                                                                               17.54
05                                                                                5.70
06                                                                               14.05

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.70%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.06%
    Acquired (Underlying) Portfolio Fees and
      Expenses                                       0.02%
    Total Annual Portfolio Operating Expenses(2,
      3)                                             0.78%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.
(3) Net Annual Portfolio Operating Expenses, excluding Underlying Portfolio Operating Expenses, is 0.76% for the Initial Class and 1.01% for the Service Class.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 80       $249        $433        $  966

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation by investing in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Growth Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $74 million to $3.7 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.

The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values.

INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics: above-average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises and strong management ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.

Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in volume typical of stocks listed on a national securities exchange.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH
 PORTFOLIO -- INITIAL CLASS           QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        21.26%
Lowest Return/Worst Quarter              3/02       -19.57%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                      SINCE
                                                    INCEPTION
                                  1 YEAR   5 YEAR    7/2/01
Small Cap Growth Portfolio --
  Initial Class                    6.32%    4.77%     3.45%
Russell 2000(R) Growth Index(1)   13.35%    6.93%     4.42%
Russell 2000(R) Index(2)          18.37%   11.39%     9.47%

(1) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 2000(R) Growth Index as its primary benchmark index in replacement of the Russell 2000(R) Index. The Portfolio selected the Russell 2000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the Russell 2000(R) Index as a secondary benchmark.
(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -26.41
03                                                                               41.69
04                                                                                9.40
05                                                                                4.06
06                                                                                6.32

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.90%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)                                0.08%
    Total Annual Portfolio Operating Expenses(3)     0.98%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $100       $312        $542        $1,201

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  3/02       5.43%
Lowest Return/Worst Quarter                  2/04      -2.39%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio --
  Initial Class                     4.55%     4.94%     6.05%
Merrill Lynch Corporate and
  Government Master Index(1)        3.83%     5.16%     6.28%
Lehman Brothers(R) Aggregate Bond
  Index(2)                          4.33%     5.06%     6.24%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

(2) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.


[BAR CHART]

97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09
05                                                                                2.18
06                                                                                4.55

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars.

The Portfolio may also invest in variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a security or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include political and economic instability, less publicly available information about issuers, and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss greater than the amount of its initial investment. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Portfolio's investments.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                      1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio -- Initial
  Class                               4.57%     2.07%     3.54%
Lipper Money Market Funds Index(1)    4.51%     1.97%     3.44%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

[BAR CHART]

97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85
05                                                                               2.96
06                                                                               4.57

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.27%
Total Annual Portfolio Operating
  Expenses                               0.52%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                      MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When NYLIM, the Portfolio's Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are usually rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including: credit risk, liquidity, and interest rates.

The floating rate loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Portfolio from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a Portfolio's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio may invest in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

FLOATING RATE PORTFOLIO -- INITIAL CLASS                      QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      4/06          1.80%
Lowest Return/Worst Quarter                                      2/06          0.75%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 5/2/05
Floating Rate Portfolio --
  Initial Class                                                     5.99%              4.84%
Credit Suisse Leveraged Loan Index(1)                               7.33%              6.75%

(1) The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non investment-grade loans. You cannot invest directly in an index.

[BAR CHART]

06                                                                               5.99

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.10%
    Total Annual Portfolio Operating Expenses        0.70%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $72        $224        $390         $871

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                              1 YEAR   5 YEARS   10 YEARS
High Yield Corporate Bond Portfolio -- Initial Class          12.04%   12.59%     8.87%
Credit Suisse(TM) High Yield Index(1)                         11.91%   11.07%     7.09%

(1) The Credit Suisse(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               13.03
--                                                                               -----
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72
05                                                                                2.94
06                                                                               12.04

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.56%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $57        $179        $313         $701

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio which, under normal circumstances no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio may not be subject to such constraints on new investments. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investment, this means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as described above) in that type or style of investment.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

CREDIT RISK

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

DERIVATIVE SECURITIES

Certain Portfolios may invest in derivative securities. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the amount of its initial investment. When using derivative instruments, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, foreign securities may be issued by companies organized outside the U.S. but are traded in U.S.

securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

GROWTH SECURITIES

Certain Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

ILLIQUID AND RESTRICTED SECURITIES

A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INTEREST RATE RISK

When interest rates rise, the prices of fixed income securities in the Portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolios generally will rise.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Portfolios might not be able to recover the securities or their value. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling these illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The

Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MARKET RISK

The value of securities in which the Portfolios may invest may decline due to changing economic, political or market conditions or disappointing earnings results.

MATURITY RISK

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of its share price.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investments in high yield bonds involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

RISKS OF INVESTING IN SMALLER COMPANIES

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

SWAP AGREEMENTS

Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.
TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

VALUE SECURITIES

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.


                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

     THE BOARD OF DIRECTORS

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31,

2006, NYLIM and its affiliates managed approximately $235.7 billion in assets. In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Management Agreements with regard to the Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value, and Small Cap Growth Portfolios and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly ten Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value, and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

For the fiscal year ended December 31, 2006, the Fund, on behalf of the Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Floating Rate Portfolio.....................     0.60%
Mid Cap Core Portfolio......................     0.85%
Mid Cap Growth Portfolio....................     0.75%
Mid Cap Value Portfolio.....................     0.70%
Small Cap Growth Portfolio..................     0.90%

The 4 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2006, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 4 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Cash Management Portfolio...................     0.25%
High Yield Corporate Bond Portfolio.........     0.30%
International Equity Portfolio..............     0.60%

A discussion regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the annual period ended December 31, 2006.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. IBT also holds the Portfolios' foreign assets. For providing these services, IBT is compensated by NYLIM.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated

Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

SUBADVISORS. The Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

The Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisor is subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Cash Management, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, and Small Cap Growth Portfolios. MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2006, MacKay Shields managed approximately $40 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek and Thomas Volpe, Jr.

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

FLOATING RATE PORTFOLIO -- Robert Dial

HIGH YIELD CORPORATE BOND PORTFOLIO -- J. Matthew Philo

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

MID CAP CORE PORTFOLIO -- Harvey Fram

MID CAP GROWTH PORTFOLIO -- Edmund C. Spelman

MID CAP VALUE PORTFOLIO -- Mark T. Spellman and Richard A. Rosen

SMALL CAP GROWTH PORTFOLIO -- Edmund C. Spelman

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

ROBERT DIAL -- Mr. Dial has managed the Floating Rate Portfolio since inception. He joined NYLIM in 2001 and is responsible for NYLIM's Leveraged Loan Group. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

HARVEY FRAM, CFA -- Mr. Fram has managed the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000 and is currently a Director. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC (a former subsidiary of NYLIM) from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. He is a Senior Managing Director of MacKay Shields and has been Co-head of Fixed Income since 2006. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value Portfolio since 1999. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

MARK T. SPELLMAN -- Mr. Spellman became a portfolio manager of the Mid Cap Value Portfolio in 2005. Mr. Spellman joined MacKay Shields in 1996; he became a Managing Director in 2006 and is a senior member of the Value Equity Division. Prior to joining MacKay Shields, he was responsible for investment research and portfolio strategy with Deutsche Morgan Grunfell/C.J. Lawrence. Prior to that, he was involved in securities research, risk analysis, and portfolio management with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. He has been in the investment management industry since 1987.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Fixed Income Investors Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income annually, to the extent income is available. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               MAINSTAY VP BOND PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.16     $  13.31     $  13.41     $  13.73     $  13.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.58         0.53(a)      0.47         0.52(a)      0.60
Net realized and unrealized gain (loss) on investments......      0.02        (0.24)        0.08         0.10         0.64
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.60         0.29         0.55         0.62         1.24
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.16)       (0.44)       (0.50)       (0.59)       (0.61)
  From net realized gain on investments.....................        --           --        (0.15)       (0.35)       (0.01)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.16)       (0.44)       (0.65)       (0.94)       (0.62)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  13.60     $  13.16     $  13.31     $  13.41     $  13.73
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.55%        2.18%(b)     4.09%        4.52%        9.48%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.66%        3.96%        3.36%        3.75%        4.93%
  Net Expenses..............................................      0.52%        0.36%        0.54%        0.54%        0.52%
  Expenses (before reimbursements)..........................      0.52%        0.51%        0.54%        0.54%        0.52%
Portfolio turnover rate.....................................       166%(c)      277%(c)      335%         149%          76%
Net assets at end of period (in 000's)......................  $410,139     $377,607     $421,046     $485,033     $481,740

------------

(a)  Per share date based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover not including mortgage dollar rolls is 147% and 161% for the years ended December 31, 2006 and
     2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                  -----------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    2006           2005              2004              2003              2002
SELECT PER SHARE DATA AND RATIOS  -----------------------------------------------------------------------------
Net asset value at beginning of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  --------       --------          --------          --------          --------
Net investment income...........      0.04           0.03              0.01              0.01              0.01
Net realized and unrealized gain
  on investments................     (0.00)(a)       0.00(a)           0.00(a)           0.00(a)           0.00(a)
                                  --------       --------          --------          --------          --------
Total from investment
  operations....................      0.04           0.03              0.01              0.01              0.01
                                  --------       --------          --------          --------          --------
Less dividends and
  distributions:
  From net investment income....     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
  From net realized gain on
    investments.................        --             --             (0.00)(a)         (0.00)(a)         (0.00)(a)
                                  --------       --------          --------          --------          --------
Total dividends and
  distributions.................     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
                                  --------       --------          --------          --------          --------
Net asset value at end of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  ========       ========          ========          ========          ========
Total investment return.........      4.57%          2.96%(b)          0.85%             0.67%             1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.........      4.50%          2.91%             0.83%             0.67%             1.33%
  Expenses......................      0.52%          0.30%             0.55%             0.55%             0.55%
  Expenses (before
    reimbursement)..............      0.52%          0.50%             0.55%             0.55%             0.55%
Net assets at end of year (in
  000's)........................  $351,753       $306,900          $308,660          $359,974          $518,348

------------

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP FLOATING
                                                                  RATE PORTFOLIO
                                                              -----------------------
                                                                   INITIAL CLASS
                                                              -----------------------
                                                                            MAY 2,
                                                                           2005(A)
                                                                           THROUGH
                                                                         DECEMBER 31,
                                                                2006         2005
SELECT PER SHARE DATA AND RATIOS                              -----------------------
Net asset value at beginning of period......................  $  9.91      $ 10.00
                                                              -------      -------
Net investment income.......................................     0.62         0.32
Net realized and unrealized gain (loss) on investments......    (0.05)       (0.09)
                                                              -------      -------
Total from investment operations............................     0.57         0.23
                                                              -------      -------
Less dividends
  From net investment income................................    (0.62)       (0.32)
                                                              -------      -------
Net asset value at end of period............................  $  9.86      $  9.91
                                                              =======      =======
Total investment return.....................................     5.99%        2.10%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     6.37%        4.76%+
  Expenses..................................................     0.70%        0.84%+
Portfolio turnover rate.....................................        6%          11%
Net assets at end of period (in 000's)......................  $51,569      $25,060

------------

(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006          2005           2004           2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $   9.59     $     9.90     $     9.41     $     7.39     $   8.09
                                                              --------     ----------     ----------     ----------     --------
Net investment income.......................................      0.72(a)        0.73(a)        0.70           0.75(a)      0.85
Net realized and unrealized gain (loss) on investments......      0.44          (0.46)          0.47           1.93        (0.67)
Net realized and unrealized gain (loss) on foreign
  currency..................................................     (0.00)(b)       0.02           0.02           0.01        (0.02)
                                                              --------     ----------     ----------     ----------     --------
Total from investment operations............................      1.16           0.29           1.19           2.69         0.16
                                                              --------     ----------     ----------     ----------     --------
Less dividends:
  From net investment income................................     (0.20)         (0.60)         (0.70)         (0.67)       (0.86)
                                                              --------     ----------     ----------     ----------     --------
Net asset value at end of period............................  $  10.55     $     9.59     $     9.90     $     9.41     $   7.39
                                                              ========     ==========     ==========     ==========     ========
Total investment return.....................................     12.04%          2.94%(c)      12.72%         36.37%        2.05%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      7.20%          7.39%          7.40%          8.51%       10.44%
  Expenses..................................................      0.56%          0.45%          0.59%          0.60%        0.60%
  Expenses (before reimbursement)...........................      0.56%          0.55%          0.59%          0.60%        0.60%
Portfolio turnover rate.....................................        48%            45%            39%            43%          49%
Net assets at end of period (in 000's)......................  $969,910     $1,022,911     $1,167,527     $1,114,766     $696,500

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  14.39     $  14.11     $  12.13     $  9.48      $ 10.06
                                                              --------     --------     --------     -------      -------
Net investment income.......................................      0.29(a)      0.36(a)      0.19(a)     0.17(a)      0.11
Net realized and unrealized gain (loss) on investments......      4.38         0.90         1.84        2.61        (0.63)
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................     (0.16)       (0.13)        0.07        0.06         0.08
                                                              --------     --------     --------     -------      -------
Total from investment operations............................      4.51         1.13         2.10        2.84        (0.44)
                                                              --------     --------     --------     -------      -------
Less dividends and distributions:
  From net investment income................................     (0.05)       (0.24)       (0.12)      (0.19)       (0.14)
  From net realized gain on investments.....................     (0.17)       (0.61)          --          --           --
                                                              --------     --------     --------     -------      -------
Total dividends and distributions...........................     (0.22)       (0.85)       (0.12)      (0.19)       (0.14)
                                                              --------     --------     --------     -------      -------
Net asset value at end of period............................  $  18.68     $  14.39     $  14.11     $ 12.13      $  9.48
                                                              ========     ========     ========     =======      =======
Total investment return.....................................     31.33%        7.99%(b)    17.34%      30.00%       (4.41%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.79%        2.52%        1.53%       1.67%        1.06%
  Expenses..................................................      0.92%        0.87%        0.99%       1.07%        1.11%
  Expenses (before reimbursement)...........................      0.92%        0.91%        0.99%       1.07%        1.11%
Portfolio turnover rate.....................................        44%          54%          49%        105%         102%
Net assets at end of period (in 000's)......................  $355,382     $219,867     $175,172     $95,754      $61,763

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP MID CAP CORE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.72     $  13.12     $  11.01     $  8.16      $  9.40
                                                              --------     --------     --------     -------      -------
Net investment income.......................................      0.07         0.07         0.06        0.05(a)      0.02
Net realized and unrealized gain (loss) on investments......      1.99         2.02         2.39        2.84        (1.24)
                                                              --------     --------     --------     -------      -------
Total from investment operations............................      2.06         2.09         2.45        2.89        (1.22)
                                                              --------     --------     --------     -------      -------
Less dividends and distributions:
  From net investment income................................        --        (0.08)       (0.06)      (0.04)       (0.02)
  From net realized gain on investments.....................     (0.10)       (1.41)       (0.28)         --           --
                                                              --------     --------     --------     -------      -------
Total dividends and distributions...........................     (0.10)       (1.49)       (0.34)      (0.04)       (0.02)
                                                              --------     --------     --------     -------      -------
Net asset value at end of period............................  $  15.68     $  13.72     $  13.12     $ 11.01      $  8.16
                                                              ========     ========     ========     =======      =======
Total investment return.....................................     14.96%       15.86%       22.27%      35.43%      (12.92%)
Ratios (to average net assets)/Supplement Data:
  Net investment income.....................................      0.51%        0.54%        0.70%       0.55%        0.39%
  Net expenses..............................................      0.93%        0.94%        0.98%       0.98%        0.98%
  Expenses (before waiver/reimbursement)....................      0.93%        0.94%        1.04%       1.18%        1.34%
Portfolio turnover rate.....................................       166%         159%         185%        202%         217%
Net assets at end of period (in 000's)......................  $199,356     $159,762     $128,178     $55,351      $27,936

------------

(a)  Per Share data based on average shares outstanding during the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.59     $  11.61     $   9.47     $  6.54      $  9.16
                                                              --------     --------     --------     -------      -------
Net investment loss (b).....................................      0.00(a)     (0.03)(b)    (0.03)(b)   (0.04)(b)    (0.05)(b)
Net realized and unrealized gain (loss) on investments......      1.25         2.02         2.17        2.97        (2.57)
                                                              --------     --------     --------     -------      -------
Total from investment operations............................      1.25         1.99         2.14        2.93        (2.62)
                                                              --------     --------     --------     -------      -------
Less distributions:
  From net realized gain on investments.....................     (0.26)       (0.01)          --          --           --
                                                              --------     --------     --------     -------      -------
Net asset value at end of period............................  $  14.58     $  13.59     $  11.61     $  9.47      $  6.54
                                                              ========     ========     ========     =======      =======
Total investment return.....................................      9.24%       17.10%(c)    22.61%      44.78%      (28.59%)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss.......................................      0.01%       (0.21%)      (0.32%)     (0.57%)      (0.67%)
  Net expenses..............................................      0.82%        0.79%        0.88%       0.97%        0.97%
  Expenses (before reimbursement)...........................      0.82%        0.81%        0.88%       0.97%        1.10%
Portfolio turnover rate.....................................        51%          26%          50%         38%         163%
Net assets at end of period (in 000's)......................  $173,108     $163,514     $127,345     $83,839      $23,230

------------

(a)  Less than one cent per share.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 17.07% and 16.78% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            MAINSTAY VP MID CAP VALUE PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2006         2005             2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  12.33     $  12.31         $  10.65     $   8.33     $  9.85
                                                              --------     --------         --------     --------     -------
Net investment income.......................................      0.15         0.11(a)          0.10         0.11(a)     0.09
Net realized and unrealized gain (loss) on investments......      1.58         0.60             1.77         2.30       (1.52)
                                                              --------     --------         --------     --------     -------
Total from investment operations............................      1.73         0.71             1.87         2.41       (1.43)
                                                              --------     --------         --------     --------     -------
Less dividends and distributions:
  From net investment income................................     (0.01)       (0.10)           (0.10)      (0.09)       (0.09)
  From net realized gain on investments.....................     (0.18)       (0.59)           (0.11)          --          --
                                                              --------     --------         --------     --------     -------
Total dividends and distributions...........................     (0.19)       (0.69)           (0.21)      (0.09)       (0.09)
                                                              --------     --------         --------     --------     -------
Net asset value at end of period............................  $  13.87     $  12.33         $  12.31     $  10.65     $  8.33
                                                              ========     ========         ========     ========     =======
Total investment return.....................................     14.05%        5.70%(b)(c)     17.54%       28.97%     (14.57%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.09%        0.89%            1.08%        1.21%       1.39%
  Net expenses..............................................      0.76%        0.72%            0.81%        0.84%       0.89%
  Expenses (before reimbursement)...........................      0.76%        0.75%            0.81%        0.84%       0.92%
Portfolio turnover rate.....................................        52%          37%              29%          34%         46%
Net assets at end of period (in 000's)......................  $285,826     $279,251         $255,129     $141,877     $84,392

------------

(a)  Per Share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.67% and 5.40% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(c)  The effect of losses resulting from compliance violations and the subadvisor reimbursement of such losses were less than
     0.01%.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $ 11.14      $ 10.89      $   9.96     $  7.03      $  9.55
                                                              -------      -------      --------     -------      -------
Net investment loss (a).....................................    (0.06)       (0.03)        (0.06)      (0.06)       (0.05)
Net realized and unrealized gain (loss) on investments......     0.76         0.48          0.99        2.99        (2.47)
                                                              -------      -------      --------     -------      -------
Total from investment operations............................     0.70         0.45          0.93        2.93        (2.52)
                                                              -------      -------      --------     -------      -------
Less distributions:
  From net realized gain on investments.....................    (0.00)(c)    (0.20)           --          --           --
                                                              -------      -------      --------     -------      -------
Net asset value at end of period............................  $ 11.84      $ 11.14      $  10.89     $  9.96      $  7.03
                                                              =======      =======      ========     =======      =======
Total investment return.....................................     6.32%        4.06%         9.40%      41.69%      (26.41%)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss.......................................    (0.52%)      (0.26%)       (0.61%)     (0.73%)      (0.68%)
  Net expenses..............................................     0.98%        0.95%         0.95%       0.95%        0.95%
  Expenses (before reimbursement)...........................     0.98%        0.98%         1.14%       1.21%        1.29%
Portfolio turnover rate.....................................       60%          41%          108%         65%         126%
Net assets at end of period (in 000's)......................  $92,819      $94,855      $105,650     $90,085      $34,368

------------

(a)  Per share data based on average shares outstanding during the period.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at www.mainstayfunds.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833-01

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2007

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 4 PORTFOLIOS IN THIS PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                  Income
                                                                 Bond Portfolio........................    page A-7
                                                                 Cash Management Portfolio.............    page A-9
                                                                 Government Portfolio..................    page A-11

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY AND INCOME
  PORTFOLIOS................................................    A-4
    Not Insured.............................................    A-4
    You Could Lose Money....................................    A-4
    NAV Will Fluctuate......................................    A-4
    More Information........................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
BOND PORTFOLIO..............................................    A-7
CASH MANAGEMENT PORTFOLIO...................................    A-9
GOVERNMENT PORTFOLIO........................................   A-11
INVESTMENT POLICIES.........................................   A-13
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-13
    CREDIT RISK.............................................   A-13
    DERIVATIVE SECURITIES...................................   A-13
    FOREIGN SECURITIES......................................   A-13
    GROWTH SECURITIES.......................................   A-14
    ILLIQUID AND RESTRICTED SECURITIES......................   A-14
    INITIAL PUBLIC OFFERINGS................................   A-14
    INTEREST RATE RISK......................................   A-14
    INVESTMENTS IN TECHNOLOGY SECTOR........................   A-14
    LENDING OF PORTFOLIO SECURITIES.........................   A-14
    LIQUIDITY RISK..........................................   A-14
    LOAN PARTICIPATION INTERESTS............................   A-14
    MARKET RISK.............................................   A-15
    MATURITY RISK...........................................   A-15
    MORTGAGE-RELATED AND ASSET-BACKED SECURITIES............   A-15
    PORTFOLIO TURNOVER......................................   A-15
    REAL ESTATE INVESTMENT TRUSTS ("REITS").................   A-15
    RISK MANAGEMENT TECHNIQUES..............................   A-15
    RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")....   A-15
    RISKS OF INVESTING IN SMALLER COMPANIES.................   A-16
    SWAP AGREEMENTS.........................................   A-16
    TEMPORARY DEFENSIVE INVESTMENTS.........................   A-16
    VALUE SECURITIES........................................   A-16
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..........   A-16
THE FUND AND ITS MANAGEMENT.................................   A-16
PURCHASE AND REDEMPTION OF SHARES...........................   A-19
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-20
GENERAL INFORMATION.........................................   A-21
FINANCIAL HIGHLIGHTS........................................   A-22

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-five separate series, each of which represents a separate portfolio of investments -- Initial Class shares of four of these series are offered by the Fund in this Prospectus -- the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), and the MainStay VP Government Portfolio ("Government"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Some of the Portfolios have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts. The rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity and Income Portfolios

This Prospectus discusses four Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolio invests primarily in equity securities, and the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of ten of the Portfolios and has retained subadvisors for fifteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts, real estate investment trusts ("REITs"), and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and a Portfolio's share price.

MORE INFORMATION
More detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;

- increasing return on investment; and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

The Portfolio also may invest up to 20% of its net assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio may also invest in convertible securities and real estate investment trusts ("REITs").

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Investments in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.45%    0.71%     4.27%
Russell 1000(R) Growth Index(1)      9.07%    2.69%     5.44%
S&P 500(R) Index(2)                 15.79%    6.19%     8.42%

(1) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 1000(R) Growth Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Portfolio selected the Russell 1000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500(R) Index as a secondary benchmark.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[Bar Chart]

97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16
05                                                                                8.41
06                                                                                4.45

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.62%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346        $  774

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  3/02       5.43%
Lowest Return/Worst Quarter                  2/04      -2.39%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio --
  Initial Class                     4.55%     4.94%     6.05%
Merrill Lynch Corporate and
  Government Master Index(1)        3.83%     5.16%     6.28%
Lehman Brothers(R) Aggregate Bond
  Index(2)                          4.33%     5.06%     6.24%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

(2) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.


[BAR CHART]

97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09
05                                                                                2.18
06                                                                                4.55

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars.

The Portfolio may also invest in variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a security or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include political and economic instability, less publicly available information about issuers, and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss greater than the amount of its initial investment. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Portfolio's investments.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                      1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio -- Initial
  Class                               4.57%     2.07%     3.54%
Lipper Money Market Funds Index(1)    4.51%     1.97%     3.44%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

[BAR CHART]

97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85
05                                                                               2.96
06                                                                               4.57

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.27%
Total Annual Portfolio Operating
  Expenses                               0.52%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 3/02       5.46%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    4.06%     4.26%     5.63%
Lehman Brothers Government Bond
  Index(1)                         3.48%     4.64%     6.01%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33
05                                                                                2.38
06                                                                                4.06

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.57%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $58        $183        $318         $714

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio which, under normal circumstances no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio may not be subject to such constraints on new investments. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investment, this means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as described above) in that type or style of investment.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

CREDIT RISK

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

DERIVATIVE SECURITIES

Certain Portfolios may invest in derivative securities. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the amount of its initial investment. When using derivative instruments, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, foreign securities may be issued by companies organized outside the U.S. but are traded in U.S.

securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

GROWTH SECURITIES

Certain Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

ILLIQUID AND RESTRICTED SECURITIES

A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INTEREST RATE RISK

When interest rates rise, the prices of fixed income securities in the Portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolios generally will rise.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Portfolios might not be able to recover the securities or their value. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling these illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The

Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MARKET RISK

The value of securities in which the Portfolios may invest may decline due to changing economic, political or market conditions or disappointing earnings results.

MATURITY RISK

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of its share price.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investments in high yield bonds involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

RISKS OF INVESTING IN SMALLER COMPANIES

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

SWAP AGREEMENTS

Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.
TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

VALUE SECURITIES

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.


                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

     THE BOARD OF DIRECTORS

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31,

2006, NYLIM and its affiliates managed approximately $235.7 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Investment Advisory Agreements with regard to the Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly ten Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These services are provided to the Portfolios pursuant to separate Administration Agreements.

The Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2006, the Fund, on behalf of the Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Government Portfolio........................     0.30%

A discussion regarding the basis for the Board of Directors approving the Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the annual period ended December 31, 2006.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. IBT also holds the Portfolios' foreign assets. For providing these services, IBT is compensated by NYLIM.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

SUBADVISOR. The Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

The Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisor is subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, and Government. MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2006, MacKay Shields managed approximately $40 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek and Thomas Volpe, Jr.

CAPITAL APPRECIATION PORTFOLIO -- Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

GOVERNMENT PORTFOLIO -- Joseph Portera and Gary Goodenough

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

GARY GOODENOUGH -- Mr. Goodenough has managed the Government Portfolio since July 2000, and the Cash Management Portfolio since 2006. Mr Goodenough is a Senior Managing Director. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at

Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Capital Appreciation Portfolio since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.
THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Fixed Income Investors Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's invest-ment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income annually, to the extent income is available. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               MAINSTAY VP BOND PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.16     $  13.31     $  13.41     $  13.73     $  13.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.58         0.53(a)      0.47         0.52(a)      0.60
Net realized and unrealized gain (loss) on investments......      0.02        (0.24)        0.08         0.10         0.64
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.60         0.29         0.55         0.62         1.24
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.16)       (0.44)       (0.50)       (0.59)       (0.61)
  From net realized gain on investments.....................        --           --        (0.15)       (0.35)       (0.01)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.16)       (0.44)       (0.65)       (0.94)       (0.62)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  13.60     $  13.16     $  13.31     $  13.41     $  13.73
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.55%        2.18%(b)     4.09%        4.52%        9.48%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.66%        3.96%        3.36%        3.75%        4.93%
  Net Expenses..............................................      0.52%        0.36%        0.54%        0.54%        0.52%
  Expenses (before reimbursements)..........................      0.52%        0.51%        0.54%        0.54%        0.52%
Portfolio turnover rate.....................................       166%(c)      277%(c)      335%         149%          76%
Net assets at end of period (in 000's)......................  $410,139     $377,607     $421,046     $485,033     $481,740

------------

(a)  Per share date based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover not including mortgage dollar rolls is 147% and 161% for the years ended December 31, 2006 and
     2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006             2005         2004          2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $  23.31         $  21.51     $  20.70     $    16.33     $  23.64
                                                              --------         --------     --------     ----------     --------
Net investment income (loss)................................      0.05             0.07(a)      0.05           0.04(a)      0.02
Net realized and unrealized gain (loss) on investments......      0.99             1.73         0.81           4.37        (7.31)
                                                              --------         --------     --------     ----------     --------
Total from investment operations............................      1.04             1.80         0.86           4.41        (7.29)
                                                              --------         --------     --------     ----------     --------
Less dividends and distributions:
  From net investment income................................     (0.09)           (0.00)(b)    (0.05)         (0.04)       (0.02)
                                                              --------         --------     --------     ----------     --------
Net asset value at end of period............................  $  24.26         $  23.31     $  21.51     $    20.70     $  16.33
                                                              ========         ========     ========     ==========     ========
Total investment return.....................................      4.45%            8.41%(c)     4.16%         26.99%      (30.83%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................      0.13%            0.33%        0.24%          0.20%        0.11%
  Net Expenses..............................................      0.62%            0.37%        0.65%          0.64%        0.64%
  Expenses (before reimbursement)...........................      0.62%            0.60%        0.65%          0.64%        0.64%
Portfolio turnover rate.....................................        28%              22%          34%            26%          72%
Net assets at end of period (in 000's)......................  $738,278         $835,933     $929,227     $1,011,538     $842,410

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                  -----------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    2006           2005              2004              2003              2002
SELECT PER SHARE DATA AND RATIOS  -----------------------------------------------------------------------------
Net asset value at beginning of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  --------       --------          --------          --------          --------
Net investment income...........      0.04           0.03              0.01              0.01              0.01
Net realized and unrealized gain
  on investments................     (0.00)(a)       0.00(a)           0.00(a)           0.00(a)           0.00(a)
                                  --------       --------          --------          --------          --------
Total from investment
  operations....................      0.04           0.03              0.01              0.01              0.01
                                  --------       --------          --------          --------          --------
Less dividends and
  distributions:
  From net investment income....     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
  From net realized gain on
    investments.................        --             --             (0.00)(a)         (0.00)(a)         (0.00)(a)
                                  --------       --------          --------          --------          --------
Total dividends and
  distributions.................     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
                                  --------       --------          --------          --------          --------
Net asset value at end of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  ========       ========          ========          ========          ========
Total investment return.........      4.57%          2.96%(b)          0.85%             0.67%             1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.........      4.50%          2.91%             0.83%             0.67%             1.33%
  Expenses......................      0.52%          0.30%             0.55%             0.55%             0.55%
  Expenses (before
    reimbursement)..............      0.52%          0.50%             0.55%             0.55%             0.55%
Net assets at end of year (in
  000's)........................  $351,753       $306,900          $308,660          $359,974          $518,348

------------

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  10.53     $  10.63     $  10.73     $  11.05     $  10.35
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.47(a)      0.40(a)      0.45         0.36(a)      0.31
Net realized and unrealized gain (loss) on investments......     (0.04)       (0.15)       (0.09)       (0.15)        0.71
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.43         0.25         0.36         0.21         1.02
                                                              --------     --------     --------     --------     --------
Less dividends:
  From net investment income................................     (0.11)       (0.35)       (0.46)       (0.53)       (0.32)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  10.85     $  10.53     $  10.63     $  10.73     $  11.05
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.06%        2.38%(b)     3.33%        1.88%        9.85%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.45%        3.75%        3.63%        3.25%        3.94%
  Expenses..................................................      0.57%        0.43%        0.59%        0.59%        0.59%
  Expenses (before reimbursement)...........................      0.57%        0.56%        0.59%        0.59%        0.59%
Portfolio turnover rate.....................................        83%(c)      171%(c)      113%         106%         146%
Net assets at end of period (in 000's)......................  $189,235     $231,485     $275,674     $359,332     $432,816

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(c)  The portfolio turnover rate not including mortgage dollar rolls is 46% and 50% for the year ended December 31, 2006 and year ended December 31, 2005, respectively.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at www.mainstayfunds.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833-01

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2007

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 11 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Common Stock Portfolio................    page A-7
                                                                 International Equity Portfolio........    page A-9
                                                                 S&P 500 Index Portfolio...............    page A-11
                                                                 Value Portfolio.......................    page A-13
                                                                  Blended
                                                                 Convertible Portfolio.................    page A-15
                                                                 Total Return Portfolio................    page A-17
                                                                  Income
                                                                 Bond Portfolio........................    page A-19
                                                                 Cash Management Portfolio.............    page A-21
                                                                 Government Portfolio..................    page A-23
                                                                 High Yield Corporate Bond Portfolio...    page A-25

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY, BLENDED AND
  INCOME PORTFOLIOS.........................................    A-4
    Not Insured.............................................    A-4
    You Could Lose Money....................................    A-4
    NAV Will Fluctuate......................................    A-4
    More Information........................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
COMMON STOCK PORTFOLIO......................................    A-7
INTERNATIONAL EQUITY PORTFOLIO..............................    A-9
S&P 500 INDEX PORTFOLIO.....................................   A-11
VALUE PORTFOLIO.............................................   A-13
CONVERTIBLE PORTFOLIO.......................................   A-15
TOTAL RETURN PORTFOLIO......................................   A-17
BOND PORTFOLIO..............................................   A-19
CASH MANAGEMENT PORTFOLIO...................................   A-21
GOVERNMENT PORTFOLIO........................................   A-23
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-25
INVESTMENT POLICIES.........................................   A-27
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-27
    CREDIT RISK.............................................   A-27
    DERIVATIVE SECURITIES...................................   A-27
    FOREIGN SECURITIES......................................   A-27
    GROWTH SECURITIES.......................................   A-28
    ILLIQUID AND RESTRICTED SECURITIES......................   A-28
    INITIAL PUBLIC OFFERINGS................................   A-28
    INTEREST RATE RISK......................................   A-28
    INVESTMENTS IN TECHNOLOGY SECTOR........................   A-28
    LENDING OF PORTFOLIO SECURITIES.........................   A-28
    LIQUIDITY RISK..........................................   A-28
    LOAN PARTICIPATION INTERESTS............................   A-28
    MARKET RISK.............................................   A-29
    MATURITY RISK...........................................   A-29
    MORTGAGE-RELATED AND ASSET-BACKED SECURITIES............   A-29
    PORTFOLIO TURNOVER......................................   A-29
    REAL ESTATE INVESTMENT TRUSTS ("REITS").................   A-29
    RISK MANAGEMENT TECHNIQUES..............................   A-29
    RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")....   A-29
    RISKS OF INVESTING IN SMALLER COMPANIES.................   A-30
    SWAP AGREEMENTS.........................................   A-30
    TEMPORARY DEFENSIVE INVESTMENTS.........................   A-30
    VALUE SECURITIES........................................   A-30
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..........   A-30
THE FUND AND ITS MANAGEMENT.................................   A-30
PURCHASE AND REDEMPTION OF SHARES...........................   A-34
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-35
GENERAL INFORMATION.........................................   A-36
FINANCIAL HIGHLIGHTS........................................   A-37

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-five separate series, each of which represents a separate portfolio of investments -- Initial Class shares of eleven of these series are offered by the Fund in this Prospectus -- the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Total Return Portfolio ("Total Return"), and the MainStay VP Value Portfolio ("Value"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Some of the Portfolios have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts. The rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity, Blended and Income Portfolios

This Prospectus discusses eleven Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Blended Portfolios invest in a mix of equity and fixed income securities, the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of ten of the Portfolios and has retained subadvisors for fifteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts, real estate investment trusts ("REITs"), and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and a Portfolio's share price.

MORE INFORMATION
More detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;

- increasing return on investment; and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

The Portfolio also may invest up to 20% of its net assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio may also invest in convertible securities and real estate investment trusts ("REITs").

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Investments in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.45%    0.71%     4.27%
Russell 1000(R) Growth Index(1)      9.07%    2.69%     5.44%
S&P 500(R) Index(2)                 15.79%    6.19%     8.42%

(1) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 1000(R) Growth Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Portfolio selected the Russell 1000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500(R) Index as a secondary benchmark.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[Bar Chart]

97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16
05                                                                                8.41
06                                                                                4.45

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.62%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346        $  774

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $1.4 billion to $446.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $863 million to $410.7 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with risk of loss. Some of the securities therefore, may carry above-average risk, compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        23.35%
Lowest Return/Worst Quarter              1/01       -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      16.47%    5.89%     8.33%
S&P 500(R) Index(1)                  15.79%    6.19%     8.42%
Russell 1000(R) Index(2)             15.46%    6.82%     8.64%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                               10.90
05                                                                                7.70
06                                                                               16.47

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

The Portfolio's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low quality earnings, that may not be sustainable or recurring, weak or high-risk business models or weak balance sheets.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

In unusual market conditions, the International Equity Portfolio may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include derivatives such as options and forwards. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        20.35%
Lowest Return/Worst Quarter              3/98       -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                  1 YEAR   5 YEARS   10 YEARS
International Equity
  Portfolio --
  Initial Class                   31.33%   15.64%     9.22%
Morgan Stanley Capital
  International EAFE Index(2)     26.34%   14.98%     7.71%

(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34
05                                                                                7.99
06                                                                               31.33

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.32%
    Total Annual Portfolio Operating Expenses(2)     0.92%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 94       $293        $509        $1,131

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The market capitalizations of companies in this index fluctuate; as of the date of this Prospectus, they range from $1.4 billion to $446.9 billion.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures, which are a type of derivative, that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transaction costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. However, the Portfolio may lose money using derivatives.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter                             4/98       21.46%
Lowest Return/Worst Quarter                             3/02      -17.16%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                   1 YEAR   5 YEARS   10 YEARS
S&P 500 Index Portfolio --
  Initial Class                    15.45%    5.91%     8.14%
S&P 500(R) Index(1)                15.79%    6.19%     8.42%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49
05                                                                                4.77
06                                                                               15.45

                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.09%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(3)     0.35%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has voluntarily agreed to waive a portion of its advisory fee so that the advisory fee is 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would be 0.10% up to $1 billion and 0.075% on assets in excess of $1 billion.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $36        $113        $197         $443

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in equity securities. The Portfolio is not designated or managed primarily to produce current income.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields LLC, the Portfolio's Subadvisor believes are "undervalued" (selling below their value) when purchased;

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios;

  - the company's book value;

  - estimated value of the company's assets (liquidation value); and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                       1 YEAR   5 YEARS   10 YEARS
Value Portfolio --
  Initial Class                        18.87%    7.16%      7.46%
Russell 1000(R) Value Index(1)         22.25%   10.86%     11.00%

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[BAR CHART]

97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28
05                                                                                6.24
06                                                                               18.87

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.63%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $64        $202        $351        $  786

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                              1 YEAR  5 YEARS  10 YEARS
Convertible Portfolio --
  Initial Class               10.44%    7.05%     8.38%
Merrill Lynch All US
  Convertible Securities
  Index(1)                    12.83%    7.75%     8.54%

(1) The Merrill Lynch All US Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11
05                                                                                6.59
06                                                                               10.44

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1) (includes Administration Fee
    of 0.20%)                                        0.28%
    Total Annual Portfolio Operating Expenses(2)     0.64%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $65        $205        $357        $  798

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in U.S., equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that MacKay Shields LLC, the Portfolio's Subadvisor believes to be undervalued.

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by the Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.

In addition, of its investments in debt securities the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio's investment.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%

            AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                          1 YEAR  5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                            9.50%    4.37%    6.37%
S&P 500(R) Index(1)                       15.79%   6.19%    8.42%
Russell 1000(R) Index(2)                  15.46%   6.82%    8.64%
Total Return Core Composite Index(3)      10.93%   6.36%    8.02%
Lehman Brothers Aggregate Bond Index(4)   4.33%    5.06%    6.24%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. You cannot invest directly in an index.

(3) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. You cannot invest directly in an index.

(4) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.

[BAR CHART]

97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37
05                                                                                6.50
06                                                                                9.50

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.32%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.59%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  3/02       5.43%
Lowest Return/Worst Quarter                  2/04      -2.39%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio --
  Initial Class                     4.55%     4.94%     6.05%
Merrill Lynch Corporate and
  Government Master Index(1)        3.83%     5.16%     6.28%
Lehman Brothers(R) Aggregate Bond
  Index(2)                          4.33%     5.06%     6.24%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

(2) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.


[BAR CHART]

97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09
05                                                                                2.18
06                                                                                4.55

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars.

The Portfolio may also invest in variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a security or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include political and economic instability, less publicly available information about issuers, and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss greater than the amount of its initial investment. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Portfolio's investments.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                      1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio -- Initial
  Class                               4.57%     2.07%     3.54%
Lipper Money Market Funds Index(1)    4.51%     1.97%     3.44%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

[BAR CHART]

97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85
05                                                                               2.96
06                                                                               4.57

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.27%
Total Annual Portfolio Operating
  Expenses                               0.52%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 3/02       5.46%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    4.06%     4.26%     5.63%
Lehman Brothers Government Bond
  Index(1)                         3.48%     4.64%     6.01%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33
05                                                                                2.38
06                                                                                4.06

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.57%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $58        $183        $318         $714

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                              1 YEAR   5 YEARS   10 YEARS
High Yield Corporate Bond Portfolio -- Initial Class          12.04%   12.59%     8.87%
Credit Suisse(TM) High Yield Index(1)                         11.91%   11.07%     7.09%

(1) The Credit Suisse(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               13.03
--                                                                               -----
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72
05                                                                                2.94
06                                                                               12.04

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.56%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $57        $179        $313         $701

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio which, under normal circumstances no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio may not be subject to such constraints on new investments. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investment, this means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as described above) in that type or style of investment.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

CREDIT RISK

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

DERIVATIVE SECURITIES

Certain Portfolios may invest in derivative securities. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the amount of its initial investment. When using derivative instruments, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, foreign securities may be issued by companies organized outside the U.S. but are traded in U.S.

securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

GROWTH SECURITIES

Certain Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

ILLIQUID AND RESTRICTED SECURITIES

A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INTEREST RATE RISK

When interest rates rise, the prices of fixed income securities in the Portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolios generally will rise.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Portfolios might not be able to recover the securities or their value. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling these illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MARKET RISK

The value of securities in which the Portfolios may invest may decline due to changing economic, political or market conditions or disappointing earnings results.

MATURITY RISK

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of its share price.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investments in high yield bonds involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

RISKS OF INVESTING IN SMALLER COMPANIES

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

SWAP AGREEMENTS

Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.
TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

VALUE SECURITIES

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.


                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

     THE BOARD OF DIRECTORS

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31,

2006, NYLIM and its affiliates managed approximately $235.7 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Investment Advisory Agreements with regard to the Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly ten Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Portfolios pursuant to separate Administration Agreements.

The Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2006, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
International Equity Portfolio..............     0.60%
S&P 500 Index Portfolio.....................     0.09%
Total Return Portfolio......................     0.32%
Value Portfolio.............................     0.36%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

A discussion regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the annual period ended December 31, 2006.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. IBT also holds the Portfolios' foreign assets. For providing these services, IBT is compensated by NYLIM.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an

Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

SUBADVISOR. The Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

The Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisor is subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios. MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2006, MacKay Shields managed approximately $40 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek and Thomas Volpe, Jr.

CAPITAL APPRECIATION PORTFOLIO -- Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

COMMON STOCK PORTFOLIO -- Harvey Fram

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

GOVERNMENT PORTFOLIO -- Joseph Portera and Gary Goodenough

HIGH YIELD CORPORATE BOND PORTFOLIO -- J. Matthew Philo

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

S&P 500 INDEX PORTFOLIO -- Francis Ok

TOTAL RETURN PORTFOLIO -- Gary Goodenough, Joseph Portera, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998.

Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

HARVEY FRAM, CFA -- Mr. Fram has managed the Common Stock Portfolio since 2004 and the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000 and is currently a Director. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC (a former subsidiary of NYLIM) from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough has managed the Government Portfolio and the Total Return Portfolio since July 2000, and the Cash Management Portfolio since 2006. Mr Goodenough is a Senior Managing Director. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

FRANCIS J. OK -- Mr. Ok has managed the S&P 500 Index Portfolio since 2004 and is responsible for managing and running NYLIM Equity Investors Group trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. He is a Senior Managing Director of MacKay Shields and has been Co-head of Fixed Income since 2006. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000 and the Total Return Portfolio since 2006. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Value Portfolio since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and is now a Managing Director since 2006. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined

MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Fixed Income Investors Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the

Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

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                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income annually, to the extent income is available. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryfor-wards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               MAINSTAY VP BOND PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.16     $  13.31     $  13.41     $  13.73     $  13.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.58         0.53(a)      0.47         0.52(a)      0.60
Net realized and unrealized gain (loss) on investments......      0.02        (0.24)        0.08         0.10         0.64
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.60         0.29         0.55         0.62         1.24
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.16)       (0.44)       (0.50)       (0.59)       (0.61)
  From net realized gain on investments.....................        --           --        (0.15)       (0.35)       (0.01)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.16)       (0.44)       (0.65)       (0.94)       (0.62)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  13.60     $  13.16     $  13.31     $  13.41     $  13.73
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.55%        2.18%(b)     4.09%        4.52%        9.48%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.66%        3.96%        3.36%        3.75%        4.93%
  Net Expenses..............................................      0.52%        0.36%        0.54%        0.54%        0.52%
  Expenses (before reimbursements)..........................      0.52%        0.51%        0.54%        0.54%        0.52%
Portfolio turnover rate.....................................       166%(c)      277%(c)      335%         149%          76%
Net assets at end of period (in 000's)......................  $410,139     $377,607     $421,046     $485,033     $481,740

------------

(a)  Per share date based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover not including mortgage dollar rolls is 147% and 161% for the years ended December 31, 2006 and
     2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006             2005         2004          2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $  23.31         $  21.51     $  20.70     $    16.33     $  23.64
                                                              --------         --------     --------     ----------     --------
Net investment income (loss)................................      0.05             0.07(a)      0.05           0.04(a)      0.02
Net realized and unrealized gain (loss) on investments......      0.99             1.73         0.81           4.37        (7.31)
                                                              --------         --------     --------     ----------     --------
Total from investment operations............................      1.04             1.80         0.86           4.41        (7.29)
                                                              --------         --------     --------     ----------     --------
Less dividends and distributions:
  From net investment income................................     (0.09)           (0.00)(b)    (0.05)         (0.04)       (0.02)
                                                              --------         --------     --------     ----------     --------
Net asset value at end of period............................  $  24.26         $  23.31     $  21.51     $    20.70     $  16.33
                                                              ========         ========     ========     ==========     ========
Total investment return.....................................      4.45%            8.41%(c)     4.16%         26.99%      (30.83%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................      0.13%            0.33%        0.24%          0.20%        0.11%
  Net Expenses..............................................      0.62%            0.37%        0.65%          0.64%        0.64%
  Expenses (before reimbursement)...........................      0.62%            0.60%        0.65%          0.64%        0.64%
Portfolio turnover rate.....................................        28%              22%          34%            26%          72%
Net assets at end of period (in 000's)......................  $738,278         $835,933     $929,227     $1,011,538     $842,410

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                  -----------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    2006           2005              2004              2003              2002
SELECT PER SHARE DATA AND RATIOS  -----------------------------------------------------------------------------
Net asset value at beginning of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  --------       --------          --------          --------          --------
Net investment income...........      0.04           0.03              0.01              0.01              0.01
Net realized and unrealized gain
  on investments................     (0.00)(a)       0.00(a)           0.00(a)           0.00(a)           0.00(a)
                                  --------       --------          --------          --------          --------
Total from investment
  operations....................      0.04           0.03              0.01              0.01              0.01
                                  --------       --------          --------          --------          --------
Less dividends and
  distributions:
  From net investment income....     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
  From net realized gain on
    investments.................        --             --             (0.00)(a)         (0.00)(a)         (0.00)(a)
                                  --------       --------          --------          --------          --------
Total dividends and
  distributions.................     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
                                  --------       --------          --------          --------          --------
Net asset value at end of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  ========       ========          ========          ========          ========
Total investment return.........      4.57%          2.96%(b)          0.85%             0.67%             1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.........      4.50%          2.91%             0.83%             0.67%             1.33%
  Expenses......................      0.52%          0.30%             0.55%             0.55%             0.55%
  Expenses (before
    reimbursement)..............      0.52%          0.50%             0.55%             0.55%             0.55%
Net assets at end of year (in
  000's)........................  $351,753       $306,900          $308,660          $359,974          $518,348

------------

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP COMMON STOCK PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  21.62     $  20.52     $  18.75     $  14.98     $  19.99
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.31(a)      0.33(a)      0.28(b)      0.17(a)      0.16
Net realized and unrealized gain (loss) on investments......      3.26         1.25         1.77         3.78        (5.01)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      3.57         1.58         2.05         3.95        (4.85)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.14)       (0.22)       (0.28)       (0.18)       (0.16)
  From net realized gain on investments.....................     (0.54)       (0.26)          --           --           --
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.68)       (0.48)       (0.28)       (0.18)       (0.16)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  24.51     $  21.62     $  20.52     $  18.75     $  14.98
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     16.47%        7.70%(c)    10.90%       26.37%      (24.25%)
Ratios (to average net assets)/ Supplemental Data:
  Net investment income.....................................      1.35%        1.58%        1.44%(b)     1.05%        0.89%
  Net Expenses..............................................      0.52%        0.30%        0.53%        0.52%        0.51%
  Expenses (before reimbursement)...........................      0.52%        0.50%        0.53%        0.52%        0.51%
Portfolio turnover rate.....................................        90%          83%         151%          72%         120%
Net assets at end of period (in 000's)......................  $950,660     $863,109     $923,660     $864,373     $731,686

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CONVERTIBLE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------------
Net asset value at beginning of period......................  $  11.82     $  11.26     $  10.82     $   9.04     $  10.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.22(a)      0.21(a)      0.21         0.27(a)      0.28
Net realized and unrealized gain (loss) on investments......      1.02         0.53         0.45         1.74        (1.08)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      1.24         0.74         0.66         2.01        (0.80)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.31)       (0.18)       (0.22)       (0.23)       (0.27)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  12.75     $  11.82     $  11.26     $  10.82     $   9.04
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     10.44%        6.59%(b)     6.11%       22.23%       (7.91%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.80%        1.87%        1.94%        2.71%        2.97%
  Expenses..................................................      0.63%        0.53%        0.66%        0.67%        0.67%
  Expenses (before reimbursement)...........................      0.63%        0.62%        0.66%        0.67%        0.67%
Portfolio turnover rate.....................................        76%         100%         108%          76%          95%
Net assets at end of period (in 000's)......................  $246,179     $262,352     $291,995     $292,043     $204,263

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  10.53     $  10.63     $  10.73     $  11.05     $  10.35
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.47(a)      0.40(a)      0.45         0.36(a)      0.31
Net realized and unrealized gain (loss) on investments......     (0.04)       (0.15)       (0.09)       (0.15)        0.71
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.43         0.25         0.36         0.21         1.02
                                                              --------     --------     --------     --------     --------
Less dividends:
  From net investment income................................     (0.11)       (0.35)       (0.46)       (0.53)       (0.32)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  10.85     $  10.53     $  10.63     $  10.73     $  11.05
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.06%        2.38%(b)     3.33%        1.88%        9.85%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.45%        3.75%        3.63%        3.25%        3.94%
  Expenses..................................................      0.57%        0.43%        0.59%        0.59%        0.59%
  Expenses (before reimbursement)...........................      0.57%        0.56%        0.59%        0.59%        0.59%
Portfolio turnover rate.....................................        83%(c)      171%(c)      113%         106%         146%
Net assets at end of period (in 000's)......................  $189,235     $231,485     $275,674     $359,332     $432,816

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(c)  The portfolio turnover rate not including mortgage dollar rolls is 46% and 50% for the year ended December 31, 2006 and year ended December 31, 2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006          2005           2004           2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $   9.59     $     9.90     $     9.41     $     7.39     $   8.09
                                                              --------     ----------     ----------     ----------     --------
Net investment income.......................................      0.72(a)        0.73(a)        0.70           0.75(a)      0.85
Net realized and unrealized gain (loss) on investments......      0.44          (0.46)          0.47           1.93        (0.67)
Net realized and unrealized gain (loss) on foreign
  currency..................................................     (0.00)(b)       0.02           0.02           0.01        (0.02)
                                                              --------     ----------     ----------     ----------     --------
Total from investment operations............................      1.16           0.29           1.19           2.69         0.16
                                                              --------     ----------     ----------     ----------     --------
Less dividends:
  From net investment income................................     (0.20)         (0.60)         (0.70)         (0.67)       (0.86)
                                                              --------     ----------     ----------     ----------     --------
Net asset value at end of period............................  $  10.55     $     9.59     $     9.90     $     9.41     $   7.39
                                                              ========     ==========     ==========     ==========     ========
Total investment return.....................................     12.04%          2.94%(c)      12.72%         36.37%        2.05%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      7.20%          7.39%          7.40%          8.51%       10.44%
  Expenses..................................................      0.56%          0.45%          0.59%          0.60%        0.60%
  Expenses (before reimbursement)...........................      0.56%          0.55%          0.59%          0.60%        0.60%
Portfolio turnover rate.....................................        48%            45%            39%            43%          49%
Net assets at end of period (in 000's)......................  $969,910     $1,022,911     $1,167,527     $1,114,766     $696,500

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  14.39     $  14.11     $  12.13     $  9.48      $ 10.06
                                                              --------     --------     --------     -------      -------
Net investment income.......................................      0.29(a)      0.36(a)      0.19(a)     0.17(a)      0.11
Net realized and unrealized gain (loss) on investments......      4.38         0.90         1.84        2.61        (0.63)
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................     (0.16)       (0.13)        0.07        0.06         0.08
                                                              --------     --------     --------     -------      -------
Total from investment operations............................      4.51         1.13         2.10        2.84        (0.44)
                                                              --------     --------     --------     -------      -------
Less dividends and distributions:
  From net investment income................................     (0.05)       (0.24)       (0.12)      (0.19)       (0.14)
  From net realized gain on investments.....................     (0.17)       (0.61)          --          --           --
                                                              --------     --------     --------     -------      -------
Total dividends and distributions...........................     (0.22)       (0.85)       (0.12)      (0.19)       (0.14)
                                                              --------     --------     --------     -------      -------
Net asset value at end of period............................  $  18.68     $  14.39     $  14.11     $ 12.13      $  9.48
                                                              ========     ========     ========     =======      =======
Total investment return.....................................     31.33%        7.99%(b)    17.34%      30.00%       (4.41%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.79%        2.52%        1.53%       1.67%        1.06%
  Expenses..................................................      0.92%        0.87%        0.99%       1.07%        1.11%
  Expenses (before reimbursement)...........................      0.92%        0.91%        0.99%       1.07%        1.11%
Portfolio turnover rate.....................................        44%          54%          49%        105%         102%
Net assets at end of period (in 000's)......................  $355,382     $219,867     $175,172     $95,754      $61,763

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                                         ------------------------------------------------------------------------
                                                                                      INITIAL CLASS
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            2006           2005           2004               2003          2002
SELECTED PER SHARE DATA AND RATIOS                       ------------------------------------------------------------------------
Net asset value at beginning of period.................  $    25.25     $    24.38     $    22.40         $    17.68     $  23.14
                                                         ----------     ----------     ----------         ----------     --------
Net investment income..................................        0.44(a)        0.41(a)        0.37(a)(b)         0.27(a)      0.26
Net realized and unrealized gain (loss) on
  investments..........................................        3.47           0.76           1.98               4.72        (5.40)
                                                         ----------     ----------     ----------         ----------     --------
Total from investment operations.......................        3.91           1.17           2.35               4.99        (5.14)
                                                         ----------     ----------     ----------         ----------     --------
Less dividends and distributions:
  From net investment income...........................       (0.15)         (0.30)         (0.37)             (0.27)       (0.26)
  From net realized gain on investments................          --             --             --                 --        (0.06)
  Return of capital....................................          --             --             --              (0.00)(d)       --
                                                         ----------     ----------     ----------         ----------     --------
Total dividends and distributions......................       (0.15)         (0.30)         (0.37)             (0.27)       (0.32)
                                                         ----------     ----------     ----------         ----------     --------
Net asset value at end of period.......................  $    29.01     $    25.25     $    24.38         $    22.40     $  17.68
                                                         ==========     ==========     ==========         ==========     ========
Total investment return................................       15.45%          4.77%(c)      10.49%             28.19%      (22.21%)
Ratios (to average net assets)/Supplement Data:
  Net investment income................................        1.66%          1.68%          1.64%(b)           1.40%        1.25%
  Net expenses.........................................        0.35%          0.19%          0.39%              0.39%        0.38%
  Expenses (before reimbursement)......................        0.35%          0.34%          0.39%              0.39%        0.38%
Portfolio turnover rate................................           5%             5%             3%                 3%           5%
Net assets at end of period (in 000's).................  $1,241,402     $1,227,193     $1,322,061         $1,239,412     $977,306

------------

(a)  Per Share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  Total return is not annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP TOTAL RETURN PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  17.48     $  16.67     $  15.93     $  13.55     $  16.69
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.37(a)      0.33(a)      0.28(b)      0.27(a)      0.37
Net realized and unrealized gain (loss) on investments......      1.30         0.75         0.74         2.39        (3.13)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      1.67         1.08         1.02         2.66        (2.76)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.12)       (0.27)       (0.28)       (0.28)       (0.38)
  From net realized gain on investments.....................     (0.25)          --           --           --           --
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.37)       (0.27)       (0.28)       (0.28)       (0.38)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  18.78     $  17.48     $  16.67     $  15.93     $  13.55
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      9.50%        6.50%(c)     6.37%       19.68%      (16.57%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income.....................................      2.06%        1.96%        1.64%(b)     1.87%        2.28%
  Net expenses..............................................      0.59%        0.37%        0.62%        0.61%        0.61%
  Expenses (before reimbursement)...........................      0.59%        0.58%        0.62%        0.61%        0.61%
Portfolio turnover rate.....................................        61%(d)       76%(d)      111%          69%         101%
Net assets at end of period (in 000's)......................  $408,052     $451,605     $523,683     $558,181     $498,484

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  The portfolio turnover rate not including mortgage dollar rolls is 51% and 39% for the years ended December 31, 2006 and
     2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP VALUE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  17.29     $  16.47     $  14.96     $  11.91     $  15.35
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.32(a)      0.27(a)      0.18         0.21(a)      0.20
Net realized and unrealized gain (loss) on investments......      2.94         0.76         1.51         3.04        (3.43)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      3.26         1.03         1.69         3.25        (3.23)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.07)       (0.21)       (0.18)       (0.20)       (0.19)
  From net realized gain on investments.....................     (0.30)          --           --           --        (0.02)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.37)       (0.21)       (0.18)       (0.20)       (0.21)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  20.18     $  17.29     $  16.47     $  14.96     $  11.91
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     18.87%        6.24%(b)    11.28%       27.37%      (21.05%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.72%        1.58%        1.34%        1.60%        1.43%
  Net Expenses..............................................      0.62%        0.50%        0.65%        0.66%        0.65%
  Expenses (before reimbursement)...........................      0.62%        0.61%        0.65%        0.66%        0.65%
Portfolio turnover rate.....................................        46%          40%          81%          62%          64%
Net assets at end of period (in 000's)......................  $597,831     $548,065     $567,182     $418,992     $331,833

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.13% and 5.87% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at www.mainstayfunds.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833-01

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2007

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 6 PORTFOLIOS IN THIS PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                  Blended
                                                                 Convertible Portfolio.................    page A-7
                                                                  Income
                                                                 Bond Portfolio........................    page A-9
                                                                 Cash Management Portfolio.............    page A-11
                                                                 Government Portfolio..................    page A-13
                                                                 High Yield Corporate Bond Portfolio...    page A-15

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY, BLENDED AND
  INCOME PORTFOLIOS.........................................    A-4
    Not Insured.............................................    A-4
    You Could Lose Money....................................    A-4
    NAV Will Fluctuate......................................    A-4
    More Information........................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
CONVERTIBLE PORTFOLIO.......................................    A-7
BOND PORTFOLIO..............................................    A-9
CASH MANAGEMENT PORTFOLIO...................................   A-11
GOVERNMENT PORTFOLIO........................................   A-13
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-15
INVESTMENT POLICIES.........................................   A-17
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-17
    CREDIT RISK.............................................   A-17
    DERIVATIVE SECURITIES...................................   A-17
    FOREIGN SECURITIES......................................   A-17
    GROWTH SECURITIES.......................................   A-18
    ILLIQUID AND RESTRICTED SECURITIES......................   A-18
    INITIAL PUBLIC OFFERINGS................................   A-18
    INTEREST RATE RISK......................................   A-18
    INVESTMENTS IN TECHNOLOGY SECTOR........................   A-18
    LENDING OF PORTFOLIO SECURITIES.........................   A-18
    LIQUIDITY RISK..........................................   A-18
    LOAN PARTICIPATION INTERESTS............................   A-18
    MARKET RISK.............................................   A-19
    MATURITY RISK...........................................   A-19
    MORTGAGE-RELATED AND ASSET-BACKED SECURITIES............   A-19
    PORTFOLIO TURNOVER......................................   A-19
    REAL ESTATE INVESTMENT TRUSTS ("REITS").................   A-19
    RISK MANAGEMENT TECHNIQUES..............................   A-19
    RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")....   A-19
    RISKS OF INVESTING IN SMALLER COMPANIES.................   A-20
    SWAP AGREEMENTS.........................................   A-20
    TEMPORARY DEFENSIVE INVESTMENTS.........................   A-20
    VALUE SECURITIES........................................   A-20
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..........   A-20
THE FUND AND ITS MANAGEMENT.................................   A-20
PURCHASE AND REDEMPTION OF SHARES...........................   A-23
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-24
GENERAL INFORMATION.........................................   A-25
FINANCIAL HIGHLIGHTS........................................   A-26

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-five separate series, each of which represents a separate portfolio of investments -- Initial Class shares of six of these series are offered by the Fund in this Prospectus -- the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Government Portfolio ("Government"), and the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Some of the Portfolios have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts. The rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity, Blended and Income Portfolios

This Prospectus discusses six Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Blended Portfolios invest in a mix of equity and fixed income securities, the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM has retained subadvisors for the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts, real estate investment trusts ("REITs"), and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and a Portfolio's share price.

MORE INFORMATION
More detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;

- increasing return on investment; and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

The Portfolio also may invest up to 20% of its net assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio may also invest in convertible securities and real estate investment trusts ("REITs").

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Investments in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.45%    0.71%     4.27%
Russell 1000(R) Growth Index(1)      9.07%    2.69%     5.44%
S&P 500(R) Index(2)                 15.79%    6.19%     8.42%

(1) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell 1000(R) Growth Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Portfolio selected the Russell 1000(R) Growth Index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the S&P 500(R) Index as a secondary benchmark.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[Bar Chart]

97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16
05                                                                                8.41
06                                                                                4.45

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.62%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346        $  774

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                              1 YEAR  5 YEARS  10 YEARS
Convertible Portfolio --
  Initial Class               10.44%    7.05%     8.38%
Merrill Lynch All US
  Convertible Securities
  Index(1)                    12.83%    7.75%     8.54%

(1) The Merrill Lynch All US Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11
05                                                                                6.59
06                                                                               10.44

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1) (includes Administration Fee
    of 0.20%)                                        0.28%
    Total Annual Portfolio Operating Expenses(2)     0.64%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $65        $205        $357        $  798

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  3/02       5.43%
Lowest Return/Worst Quarter                  2/04      -2.39%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio --
  Initial Class                     4.55%     4.94%     6.05%
Merrill Lynch Corporate and
  Government Master Index(1)        3.83%     5.16%     6.28%
Lehman Brothers(R) Aggregate Bond
  Index(2)                          4.33%     5.06%     6.24%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

(2) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.


[BAR CHART]

97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09
05                                                                                2.18
06                                                                                4.55

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.52%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars.

The Portfolio may also invest in variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a security or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include political and economic instability, less publicly available information about issuers, and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss greater than the amount of its initial investment. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Portfolio's investments.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                      1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio -- Initial
  Class                               4.57%     2.07%     3.54%
Lipper Money Market Funds Index(1)    4.51%     1.97%     3.44%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

[BAR CHART]

97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85
05                                                                               2.96
06                                                                               4.57

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.27%
Total Annual Portfolio Operating
  Expenses                               0.52%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 3/02       5.46%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    4.06%     4.26%     5.63%
Lehman Brothers Government Bond
  Index(1)                         3.48%     4.64%     6.01%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33
05                                                                                2.38
06                                                                                4.06

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.27%
    Total Annual Portfolio Operating Expenses(2)     0.57%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $58        $183        $318         $714

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                                              1 YEAR   5 YEARS   10 YEARS
High Yield Corporate Bond Portfolio -- Initial Class          12.04%   12.59%     8.87%
Credit Suisse(TM) High Yield Index(1)                         11.91%   11.07%     7.09%

(1) The Credit Suisse(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               13.03
--                                                                               -----
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72
05                                                                                2.94
06                                                                               12.04

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(1)
    (includes Administration Fee of 0.20%)           0.26%
    Total Annual Portfolio Operating Expenses(2)     0.56%

(1) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
(2) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $57        $179        $313         $701

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio which, under normal circumstances no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio may not be subject to such constraints on new investments. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investment, this means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as described above) in that type or style of investment.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

CREDIT RISK

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

DERIVATIVE SECURITIES

Certain Portfolios may invest in derivative securities. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the amount of its initial investment. When using derivative instruments, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, foreign securities may be issued by companies organized outside the U.S. but are traded in U.S.

securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

GROWTH SECURITIES

Certain Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

ILLIQUID AND RESTRICTED SECURITIES

A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INTEREST RATE RISK

When interest rates rise, the prices of fixed income securities in the Portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolios generally will rise.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Portfolios might not be able to recover the securities or their value. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling these illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The

Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MARKET RISK

The value of securities in which the Portfolios may invest may decline due to changing economic, political or market conditions or disappointing earnings results.

MATURITY RISK

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of its share price.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investments in high yield bonds involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

RISKS OF INVESTING IN SMALLER COMPANIES

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

SWAP AGREEMENTS

Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.
TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

VALUE SECURITIES

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.


                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

     THE BOARD OF DIRECTORS

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31,

2006, NYLIM and its affiliates managed approximately $235.7 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly ten Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

The Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2006, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%

A discussion regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the annual period ended December 31, 2006.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. IBT also holds the Portfolios' foreign assets. For providing these services, IBT is compensated by NYLIM.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

SUBADVISOR. The Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

The Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisor is subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, and High Yield Corporate Bond Portfolios. MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2006, MacKay Shields managed approximately $40 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek and Thomas Volpe, Jr.

CAPITAL APPRECIATION PORTFOLIO -- Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

GOVERNMENT PORTFOLIO -- Joseph Portera and Gary Goodenough

HIGH YIELD CORPORATE BOND PORTFOLIO -- J. Matthew Philo

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

GARY GOODENOUGH -- Mr. Goodenough has managed the Government Portfolio since July 2000, and the Cash Management Portfolio since 2006. Mr Goodenough is a Senior Managing Director. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns

& Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. He is a Senior Managing Director of MacKay Shields and has been Co-head of Fixed Income since 2006. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and is now a Managing Director since 2006. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation Portfolio since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Fixed Income Investors Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are deter-mined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income annually, to the extent income is available. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               MAINSTAY VP BOND PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  13.16     $  13.31     $  13.41     $  13.73     $  13.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.58         0.53(a)      0.47         0.52(a)      0.60
Net realized and unrealized gain (loss) on investments......      0.02        (0.24)        0.08         0.10         0.64
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.60         0.29         0.55         0.62         1.24
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.16)       (0.44)       (0.50)       (0.59)       (0.61)
  From net realized gain on investments.....................        --           --        (0.15)       (0.35)       (0.01)
                                                              --------     --------     --------     --------     --------
Total dividends and distributions...........................     (0.16)       (0.44)       (0.65)       (0.94)       (0.62)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  13.60     $  13.16     $  13.31     $  13.41     $  13.73
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.55%        2.18%(b)     4.09%        4.52%        9.48%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.66%        3.96%        3.36%        3.75%        4.93%
  Net Expenses..............................................      0.52%        0.36%        0.54%        0.54%        0.52%
  Expenses (before reimbursements)..........................      0.52%        0.51%        0.54%        0.54%        0.52%
Portfolio turnover rate.....................................       166%(c)      277%(c)      335%         149%          76%
Net assets at end of period (in 000's)......................  $410,139     $377,607     $421,046     $485,033     $481,740

------------

(a)  Per share date based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover not including mortgage dollar rolls is 147% and 161% for the years ended December 31, 2006 and
     2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006             2005         2004          2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $  23.31         $  21.51     $  20.70     $    16.33     $  23.64
                                                              --------         --------     --------     ----------     --------
Net investment income (loss)................................      0.05             0.07(a)      0.05           0.04(a)      0.02
Net realized and unrealized gain (loss) on investments......      0.99             1.73         0.81           4.37        (7.31)
                                                              --------         --------     --------     ----------     --------
Total from investment operations............................      1.04             1.80         0.86           4.41        (7.29)
                                                              --------         --------     --------     ----------     --------
Less dividends and distributions:
  From net investment income................................     (0.09)           (0.00)(b)    (0.05)         (0.04)       (0.02)
                                                              --------         --------     --------     ----------     --------
Net asset value at end of period............................  $  24.26         $  23.31     $  21.51     $    20.70     $  16.33
                                                              ========         ========     ========     ==========     ========
Total investment return.....................................      4.45%            8.41%(c)     4.16%         26.99%      (30.83%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................      0.13%            0.33%        0.24%          0.20%        0.11%
  Net Expenses..............................................      0.62%            0.37%        0.65%          0.64%        0.64%
  Expenses (before reimbursement)...........................      0.62%            0.60%        0.65%          0.64%        0.64%
Portfolio turnover rate.....................................        28%              22%          34%            26%          72%
Net assets at end of period (in 000's)......................  $738,278         $835,933     $929,227     $1,011,538     $842,410

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                  -----------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    2006           2005              2004              2003              2002
SELECT PER SHARE DATA AND RATIOS  -----------------------------------------------------------------------------
Net asset value at beginning of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  --------       --------          --------          --------          --------
Net investment income...........      0.04           0.03              0.01              0.01              0.01
Net realized and unrealized gain
  on investments................     (0.00)(a)       0.00(a)           0.00(a)           0.00(a)           0.00(a)
                                  --------       --------          --------          --------          --------
Total from investment
  operations....................      0.04           0.03              0.01              0.01              0.01
                                  --------       --------          --------          --------          --------
Less dividends and
  distributions:
  From net investment income....     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
  From net realized gain on
    investments.................        --             --             (0.00)(a)         (0.00)(a)         (0.00)(a)
                                  --------       --------          --------          --------          --------
Total dividends and
  distributions.................     (0.04)         (0.03)            (0.01)            (0.01)            (0.01)
                                  --------       --------          --------          --------          --------
Net asset value at end of
  year..........................  $   1.00       $   1.00          $   1.00          $   1.00          $   1.00
                                  ========       ========          ========          ========          ========
Total investment return.........      4.57%          2.96%(b)          0.85%             0.67%             1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.........      4.50%          2.91%             0.83%             0.67%             1.33%
  Expenses......................      0.52%          0.30%             0.55%             0.55%             0.55%
  Expenses (before
    reimbursement)..............      0.52%          0.50%             0.55%             0.55%             0.55%
Net assets at end of year (in
  000's)........................  $351,753       $306,900          $308,660          $359,974          $518,348

------------

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CONVERTIBLE PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------------
Net asset value at beginning of period......................  $  11.82     $  11.26     $  10.82     $   9.04     $  10.11
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.22(a)      0.21(a)      0.21         0.27(a)      0.28
Net realized and unrealized gain (loss) on investments......      1.02         0.53         0.45         1.74        (1.08)
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      1.24         0.74         0.66         2.01        (0.80)
                                                              --------     --------     --------     --------     --------
Less dividends and distributions:
  From net investment income................................     (0.31)       (0.18)       (0.22)       (0.23)       (0.27)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  12.75     $  11.82     $  11.26     $  10.82     $   9.04
                                                              ========     ========     ========     ========     ========
Total investment return.....................................     10.44%        6.59%(b)     6.11%       22.23%       (7.91%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.80%        1.87%        1.94%        2.71%        2.97%
  Expenses..................................................      0.63%        0.53%        0.66%        0.67%        0.67%
  Expenses (before reimbursement)...........................      0.63%        0.62%        0.66%        0.67%        0.67%
Portfolio turnover rate.....................................        76%         100%         108%          76%          95%
Net assets at end of period (in 000's)......................  $246,179     $262,352     $291,995     $292,043     $204,263

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                2006         2005         2004         2003         2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................  $  10.53     $  10.63     $  10.73     $  11.05     $  10.35
                                                              --------     --------     --------     --------     --------
Net investment income.......................................      0.47(a)      0.40(a)      0.45         0.36(a)      0.31
Net realized and unrealized gain (loss) on investments......     (0.04)       (0.15)       (0.09)       (0.15)        0.71
                                                              --------     --------     --------     --------     --------
Total from investment operations............................      0.43         0.25         0.36         0.21         1.02
                                                              --------     --------     --------     --------     --------
Less dividends:
  From net investment income................................     (0.11)       (0.35)       (0.46)       (0.53)       (0.32)
                                                              --------     --------     --------     --------     --------
Net asset value at end of period............................  $  10.85     $  10.53     $  10.63     $  10.73     $  11.05
                                                              ========     ========     ========     ========     ========
Total investment return.....................................      4.06%        2.38%(b)     3.33%        1.88%        9.85%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.45%        3.75%        3.63%        3.25%        3.94%
  Expenses..................................................      0.57%        0.43%        0.59%        0.59%        0.59%
  Expenses (before reimbursement)...........................      0.57%        0.56%        0.59%        0.59%        0.59%
Portfolio turnover rate.....................................        83%(c)      171%(c)      113%         106%         146%
Net assets at end of period (in 000's)......................  $189,235     $231,485     $275,674     $359,332     $432,816

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(c)  The portfolio turnover rate not including mortgage dollar rolls is 46% and 50% for the year ended December 31, 2006 and year ended December 31, 2005, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2006          2005           2004           2003          2002
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------------
Net asset value at beginning of period......................  $   9.59     $     9.90     $     9.41     $     7.39     $   8.09
                                                              --------     ----------     ----------     ----------     --------
Net investment income.......................................      0.72(a)        0.73(a)        0.70           0.75(a)      0.85
Net realized and unrealized gain (loss) on investments......      0.44          (0.46)          0.47           1.93        (0.67)
Net realized and unrealized gain (loss) on foreign
  currency..................................................     (0.00)(b)       0.02           0.02           0.01        (0.02)
                                                              --------     ----------     ----------     ----------     --------
Total from investment operations............................      1.16           0.29           1.19           2.69         0.16
                                                              --------     ----------     ----------     ----------     --------
Less dividends:
  From net investment income................................     (0.20)         (0.60)         (0.70)         (0.67)       (0.86)
                                                              --------     ----------     ----------     ----------     --------
Net asset value at end of period............................  $  10.55     $     9.59     $     9.90     $     9.41     $   7.39
                                                              ========     ==========     ==========     ==========     ========
Total investment return.....................................     12.04%          2.94%(c)      12.72%         36.37%        2.05%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      7.20%          7.39%          7.40%          8.51%       10.44%
  Expenses..................................................      0.56%          0.45%          0.59%          0.60%        0.60%
  Expenses (before reimbursement)...........................      0.56%          0.55%          0.59%          0.60%        0.60%
Portfolio turnover rate.....................................        48%            45%            39%            43%          49%
Net assets at end of period (in 000's)......................  $969,910     $1,022,911     $1,167,527     $1,114,766     $696,500

------------

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at www.mainstayfunds.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833-01